AS FILED ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION ON
May 12, 2017
File No. 333-[    ]

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No.	[ ]

GRIFFIN INSTITUTIONAL ACCESS CREDIT FUND
(Exact name of registrant as specified in charter)

Griffin Capital Plaza
1520 E. Grand Avenue
El Segundo, CA 90245
(310) 469-6100
(Address and telephone number, including area code, of principal executive offices)

Copies of information to:

Terrence O. Davis
Holland & Knight LLP
1180 West Peachtree Street, N.W.
Suite 1800
Atlanta GA 30309
Tel: (404) 817-8531
Fax: (404) 881-0470

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount to be Registered(1)	Proposed Maximum Offering Price Per Share(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Shares of Beneficial Interest	40,000 Shares of Common Stock	$25.00	$1,000,000	$115.90

(1)	Estimated pursuant to Rule 457(o) under the Securities Act of 1933, as amended, solely for the purpose of determining the registration fee.

Griffin Capital-Benefit Street Partners BDC Corp.
Griffin Institutional Access Credit Fund

PROXY STATEMENT/PROSPECTUS

May __, 2017

This is a brief overview of the reorganization proposed for Griffin Capital-Benefit Street Partners BDC Corp. (the “Company”) and Griffin Institutional Access Credit Fund (the “Griffin Credit Fund”). The Company and the Griffin Credit Fund are referred to individually or collectively as a “Fund” or the “Funds.” We encourage you to read the full text of the enclosed proxy statement/prospectus (“Proxy Statement/Prospectus”).

Q: Why are you sending me this information?

Funds are required to obtain stockholder approval for certain kinds of changes, like the reorganization proposed in the enclosed Proxy Statement/Prospectus. As a stockholder of the Company, you are being asked to vote on the reorganization of the Company into the Griffin Credit Fund.

Q: What is a fund reorganization?

A fund reorganization involves one fund transferring all of its assets and liabilities to another fund in exchange for shares of such fund. Once completed, stockholders of the Company will hold shares of the Griffin Credit Fund.

Q: Is my vote important?

Absolutely! While the board of directors (the “Board”) of the Company has reviewed the proposed reorganization and recommends that you approve it, the proposals cannot go forward without the approval of stockholders of the Company. The Company will continue to contact stockholders asking them to vote until it is sure that a quorum will be reached, and may continue to contact stockholders thereafter.

Q: What are the proposals?

Stockholders are being asked to vote on the reorganization of the Company into the Griffin Credit Fund (the “Reorganization”). If the Reorganization of the Company is approved by stockholders and the other closing conditions are met, your shares of the Company will, in effect, be converted into Class F shares of the Griffin Credit Fund (the “Reorganization Shares”) with the same aggregate net asset value (“NAV”) as the aggregate NAV of your shares in the Company at the time of the Reorganization. While the aggregate NAV of your shares will not change as a result of the Reorganization, the number of shares you hold may differ based on each Fund’s NAV.

Stockholders are also being asked to authorize the Board to withdraw the Company’s election to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Griffin Credit Fund is an “interval fund” that has adopted a fundamental policy to make quarterly repurchase offers at NAV (less any repurchase fee) for no less than 5% of its outstanding shares.  The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act).  Like the Company, shares of the Griffin Credit Fund will not be listed on an exchange and should be considered to be illiquid. There is no guarantee that stockholders will be able to sell all of the shares they desire in a quarterly repurchase offer. Please see Section I for a description of the Griffin Credit Fund’s quarterly repurchase program.

We encourage you to read the full text of the enclosed Proxy Statement/Prospectus to obtain a more detailed understanding of the issues relating to the proposed Reorganization.

In the event there are not sufficient votes for a quorum or to approve any of the foregoing proposals at the time of the Special Meeting of Stockholders of the Company (collectively with any and all adjournments or postponements thereof the “Special Meeting”), stockholders may be asked to approve the adjournment of the Special Meeting to solicit additional proxies.
1

Q: Why is the Reorganization being proposed?

In response to various regulatory and market challenges facing the non-traded BDC industry, the investment adviser to the Company, Griffin Capital BDC Advisor, LLC (“GBA”), notified the Board in March 2016 that it was formulating a recommendation for alternative fund structures for the Company, including the possible reorganization of the Company into a closed-end management investment company that would operate as an interval fund pursuant to Rule 23c-3 under the 1940 Act (“interval fund”).  In requesting that the Board consider such alternative structures in the future, GBA noted, among other factors, the factors set forth below.

•
Regulatory Impact on Markets for Publicly-Offered Non-Traded BDCs – Various regulatory bodies, including the Financial Industry Regulatory Authority, the Department of Labor, and the North American Securities Administrators Association, either have recently adopted or have proposed regulations impacting publicly-offered non-traded BDCs, such as the Company, which, together with other systemic factors, have resulted in a significant decline in capital raising ability across the publicly-offered non-traded BDC industry. Due to these factors, the Company has not achieved sufficient size to ensure its continued economic viability absent the Reorganization or another extraordinary transaction.

•
Narrow Focus of the Company – The U.S. Congress created BDCs in 1980 primarily to assist emerging U.S. businesses in raising capital.  Thus, under the 1940 Act, a BDC must invest at least 70% of its gross assets in “qualifying assets.”  The definition of qualifying assets includes specified types of securities, primarily securities issued by private companies or thinly traded U.S. public companies.  In the view of GBA, the portfolio composition limitations imposed by the 1940 Act serves to limit the flexibility of the Company in pursuing its investment objective.

•	Relative Advantages of an Interval Fund Structure – In the view of GBA, the interval fund structure offers certain advantages over the BDC structure, including, but not limited to, the following:

o	Reduced Regulatory Pressure – Interval funds generally are not subject to the recent regulatory pressures that have impacted BDCs;

o
Greater Flexibility – Interval funds are not subject to the portfolio composition limitations imposed on BDCs and, as a result, are able to invest in a broader range of investment options compared to a BDC; and

o
Required Periodic Liquidity – Under Rule 23c-3 under the 1940 Act and unlike a BDC, an interval fund is obligated to offer to repurchase between 5% and 25% of the outstanding shares of the fund on a periodic basis.

The Board received information from GBA and, pending a formal recommendation of reorganization, approved the cessation of the Company’s offering on March 15, 2016.

After considering the range of options, GBA ultimately proposed the Reorganization to the Board in order to give Company stockholders the opportunity to pursue a substantially similar investment strategy and objectives while investing in a fund with a structure that GBA believes is better positioned to capitalize on its universe of investment opportunities at a lower overall expense ratio and with periodic liquidity.  Prior to determining to recommend the Reorganization to stockholders, the Board, including all of the directors who are not “interested persons” (as defined in the 1940 Act) (“Independent Directors”), met several times in 2016 and 2017 to consider the Company’s future, before approving the Reorganization on March 29, 2017. The use of Class F shares in connection with the Reorganization (instead of Class I shares) was subsequently approved during an in-person meeting held on May 4, 2017.

2

Q: How similar are the Company and the Griffin Credit Fund?

The Company is a Maryland corporation and has elected to be treated as a BDC under the 1940 Act. The Company’s investment objective is to generate both current income and capital appreciation. Currently, and subject to change at the discretion of the Company’s portfolio managers, the Company seeks to achieve its objective by investing in secured debt (including senior secured, unitranche and second lien debt) and unsecured debt (including senior unsecured and subordinated debt), as well as equity and equity related securities issued by private U.S. companies primarily in the middle market or public U.S. companies with market equity capitalization of less than $250 million. As of [], GBA, an indirect subsidiary of Griffin Capital Corporation (“Griffin Capital”), manages the Company’s investment program and general operations of the Company, including oversight of the Company’s sub-adviser. Benefit Street Partners L.L.C. (“Benefit Street”), an affiliate of Providence Equity Partners L.L.C., is the sub-adviser for the Company.

The Griffin Credit Fund is a Delaware statutory trust and is registered under the 1940 Act as a non-diversified closed-end management investment company operating as an interval fund. The Griffin Credit Fund is newly organized and recently commenced operations on April 1, 2017. The Griffin Credit Fund’s investment objective is to generate a return comprised of both current income and capital appreciation with an emphasis on current income with low volatility and low correlation to the broader markets. The Griffin Credit Fund pursues its investment objective by investing in a range of secured and unsecured debt obligations which may be syndicated, consisting of U.S. high yield securities, global high yield securities and other fixed-income and fixed-income related securities, including direct originated debt obligations and collateralized loan obligations. The Fund may also invest in issuers outside the U.S., with a focus on issuers in Canada and Europe. The Griffin Credit Fund intends to generally focus its investment activities on companies that the Griffin Capital Credit Advisor, LLC (the “Credit Adviser”) and BCSF Advisors, LLC (the “Sub-Adviser”) believe have leading market positions, significant asset or franchise values, strong free cash flows, experienced senior management teams and high quality sponsors (if the company is externally sponsored). The Credit Adviser, an indirect subsidiary of Griffin Capital, manages the Griffin Credit Fund’s investment program and general operations of the Griffin Credit Fund, including oversight of the Sub-Adviser, an affiliate of Bain Capital Credit LP.

Please see the Proxy Statement/Prospectus for additional comparison information.

Q: Why is the Withdrawal being proposed?

The proposal to withdraw the BDC election is being made in contemplation of the proposed Reorganization.  The 1940 Act provides that a BDC may not change the nature of its business, so as to cease to be or withdraw its election as a BDC, unless it receives the approval of a majority of its issued and outstanding voting securities. Accordingly, the Company is hereby seeking stockholder authorization to approve the withdrawal of the Company’s election to be treated as a BDC. The withdrawal of the BDC election will not be made unless the Reorganization Proposal is approved by Company stockholders.

Q: Will there be any changes to the options or services associated with my account as a result of the Reorganization?

No sales charges, sales loads, or redemption fees will be imposed in connection with the exchange of shares in the Reorganization. As part of the Reorganization, systematic transactions (such as bank authorizations) currently set up for your Company account may be transferred to your new Griffin Credit Fund account. Please contact your financial intermediary for additional details.

3

Unlike the Company, the Griffin Credit Fund has an “opt out” distribution reinvestment program such that when the Griffin Credit Fund declares a dividend or other distribution, stockholders’ cash distributions will be reinvested automatically in additional shares of the Griffin Credit Fund, unless they specifically “opt out” of the dividend reinvestment plan, so as to receive cash dividends or other distributions.  Both the Company and the Griffin Credit Fund have the same transfer agent, DST Systems, Inc. (the “Transfer Agent”).

More information on the Griffin Credit Fund’s interval fund structure and the shareholder services offered to Company stockholders is included in the enclosed Proxy Statement/Prospectus. Please see Section I for a description of the Griffin Credit Fund’s quarterly repurchase program and Section L for a description of the shareholder services available to the Company stockholders. Shareholders can also get more information on the shareholder services to be offered to the Griffin Credit Fund by calling the Transfer Agent at (___) ___-____.

Q: Will there be any changes to Fund fees and expenses as a result of the Reorganization?

It is anticipated that advisory and overall expenses borne by stockholders of the Company are expected to decrease as a result of the Reorganization.  In addition, Reorganization Shares will be subject to an expense limitation agreement with the Credit Adviser that will limit the total annual operating expenses of the Reorganization Shares to 1.85% of the Griffin Credit Fund’s average daily net assets on an ongoing basis (the “Expense Limitation”). After giving effect to the Expense Limitation, the Griffin Credit Fund’s net expenses are expected to be lower than those of the Company on an ongoing basis.

Q: Who will pay the expenses of the Reorganization?

All expenses of the Reorganization will be paid by the Credit Adviser. Such costs are estimated to be $______ in the aggregate.

Q: Are there costs or tax consequences of the Reorganization?

You will not pay any sales charges in connection with the Reorganization. Reorganization costs will be borne by the Credit Adviser. Additional details regarding reorganization costs are set forth in “Exhibit A – Costs of the Reorganization.”

The Reorganization is expected to be tax-free for U.S. federal income tax purposes. Accordingly, it is expected that Company stockholders will not and the Company generally will not recognize gain or loss as a direct result of the Reorganization, as described in more detail in the section of the Proxy Statement/Prospectus entitled “Tax Status of the Reorganization.” Additionally, because the Reorganization will end the tax year of the Company, it is expected that the Company will accelerate distributions to stockholders for its taxable period beginning [______, 2017] and ending on the date of the Reorganization. Prior to the closing of the Reorganization, the Company may declare a distribution to stockholders, which, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization, and may include undistributed income or gains from prior years. Any such distributions will be taxable to the shareholders and will include any undistributed capital gains resulting from portfolio turnover prior to the Reorganization. As of the date of this Proxy Statement/Prospectus, the Company does not expect to make any accelerated distributions as a result of the Reorganization.

Q: If approved, when will the Reorganization happen?

The Reorganization will take place following stockholder approval of the Reorganization, and is expected to close in [July] of 2017.
4

Q: What happens if the Reorganization is not approved by the Company stockholders?

Completion of the Reorganization requires the approval by the Company stockholders of the Reorganization. If the Reorganization is not approved by stockholders, the Company and the Griffin Credit Fund will continue as separate entities. Subject to the requirements of Maryland law, the Board will consider such alternatives regarding the future of the Company as it determines to be in the best interests of stockholders, including, but not limited to: further solicitation of stockholders, re-proposing the Reorganization or liquidating the Company.

Q: How does my Board recommend that I vote?

After careful consideration, your Board, including the non-interested directors, unanimously recommends that you vote FOR Proposals 1, 2 and 3.

Q: What is the vote required for each proposal?

Proposal	Vote Required (assuming quorum is present)	Broker Discretionary Voting Allowed?	Effect of Abstentions
Proposal 1 — Approval of the Agreement and Plan of Reorganization by and among the Company and the Griffin Credit Fund, pursuant to which the Company, will transfer all of its net assets to the Griffin Credit Fund, in exchange for Reorganization Shares and the assumption by the Griffin Credit Fund of all of the liabilities of the Company.
	Affirmative vote of a majority of the outstanding shares of common stock entitled to vote at the Special Meeting.*	No	Abstentions will have the effect of a vote against this proposal.
Proposal 2 — Approval to withdraw the Company’s election to be treated as a BDC under the 1940 Act.	Affirmative vote of a majority of the outstanding shares of common stock entitled to vote at the Special Meeting.*	No	Abstentions will have the effect of a vote against this proposal.
Proposal 3 — To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies.	Affirmative vote of the holders of a majority of the votes cast at the Special Meeting.	No	Abstentions will not be counted as votes cast and will have no effect on the result of the vote.

*
For purposes of this proposal, consistent with the 1940 Act, “a majority of the outstanding shares of common stock” is the lesser of: (i) 67% or more of our common stock present or represented by proxy at the Special Meeting if the holders of more than 50% of our outstanding common stock are present or represented by proxy, or (ii) more than 50% of our outstanding common stock.

Since banks, brokerage firms or other nominees do not have discretion to vote on Proposals 1, 2 or 3, if you do not provide voting instructions to your bank, brokerage firm or other nominee, your shares will not be voted at the Special Meeting and will not be counted as present for purposes of meeting the quorum requirement, and, if there is quorum, will have the effect of a vote against Proposal 1 and will have no effect on Proposal 2.

5

Q: What is the quorum requirement for the Special Meeting?

A quorum of stockholders must be present at the Special Meeting for any business to be conducted. The presence at the Special Meeting, in person or by proxy, of the holders of one third of the shares of common stock outstanding on the Record Date will constitute a quorum. Abstentions will be treated as shares present for quorum purposes.  If a quorum is not present at the Special Meeting, the stockholders who are represented, or the chairman of the Special Meeting may adjourn the Special Meeting until a quorum is present.

Q: How can I vote?

You can vote in one of four ways:

•	By telephone (call the toll free number listed on your proxy card)

•	By internet (log on to the internet site listed on your proxy card)

•	By mail (using the enclosed postage prepaid envelope)

•	In person at the stockholder meeting scheduled to occur at [_____] A.M. CT on [________], 2017.

The deadline for voting by telephone or internet is [_________] on [________], 2017. We encourage you to vote as soon as possible to avoid the cost of additional solicitation efforts. Please refer to the enclosed proxy card for instructions for voting by telephone, internet or mail.

Q: Will I be notified of the results of the vote?

The final voting results for each proposal also will be included in the Company’s next report to stockholders following the special stockholder meeting.

Q: Whom should I call if I have questions?

If you have questions about any of the proposals described in the Proxy Statement/Prospectus or about voting procedures, please call the Company’s proxy solicitor, [_____________], toll free at (___) ___-____.

6

NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS

GRIFFIN-BENEFIT STREET PARTNERS BDC CORP.

To be held [_______, 2017]

A Special Meeting of Stockholders (the “Special Meeting”) of Griffin-Benefit Street Partners BDC Corp. (the “Company”) will be held at [____] A.M. on [_______], 2017, at the offices of the Company, located at Griffin Capital Plaza, 1520 E. Grand  Avenue, El Segundo, California 90245. At the Special Meeting, stockholders will consider:

Proposal
1.
To approve the Agreement and Plan of Reorganization by and among the Company and Griffin Institutional Access Credit Fund (the “Griffin Credit Fund”), a non-diversified, closed-end management investment company that is operated as an interval fund, pursuant to which the Company, will transfer all of its net assets to the Griffin Credit Fund, in exchange for Class F shares of the Griffin Credit Fund (the “Reorganization Shares”) and the assumption by the Griffin Credit Fund of all of the liabilities of the Company. The Company will distribute Reorganization Shares proportionately to stockholders of the Company (the “Reorganization”).

2.
Subject to the approval of the Reorganization, to approve the withdrawal of the election by the Company to be treated as a “Business Development Company” under applicable provisions of the Investment Company Act of 1940, as amended.

3.	To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies.

THE BOARD OF DIRECTORS, INCLUDING THE NON-INTERESTED DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1, 2 AND 3.

In addition, stockholders will be asked to transact such other business as may properly come before the Special Meeting or any adjournments, postponements, or delays of the Special Meeting.

Please carefully read the enclosed Proxy Statement/Prospectus, as it discusses each Proposal in more detail. If you were a stockholder of the Company as of the close of business on [_______, 2017], you may vote at the Special Meeting or at any adjournment or postponement of the Special Meeting. You are welcome to attend the Special Meeting in person. If you cannot attend in person, please vote by mail, telephone or internet. Please follow the instructions on the enclosed proxy card. If you have any questions, please call the proxy solicitor of the Company toll free at (___) ___-____.  Your vote is very important to us regardless of the number of shares that you are entitled to vote. In the event there are not sufficient votes for a quorum or to approve any of the foregoing proposals at the time of the Special Meeting, the Special Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

By order of the Board,

Howard S. Hirsch, Secretary
[____________, 2017]

As filed with the Securities and Exchange Commission on May 1, 2017
File No. 333-_____

The information contained in this proxy statement/prospectus is not complete and may be changed. The Company may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This proxy statement/prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to completion, dated May 1, 2017

JOINT PROXY STATEMENT/PROSPECTUS
GRIFFIN-BENEFIT STREET PARTNERS BDC CORP.
GRIFFIN INSTITUTIONAL ACCESS CREDIT FUND
GRIFFIN CAPITAL PLAZA
1520 E. GRAND AVENUE
EL SEGUNDO, CALIFORNIA 90245
(310) 469-6100

SPECIAL MEETING OF STOCKHOLDERS OF
GRIFFIN BENEFIT STREET PARTNERS BDC CORP.

[ ], 2017

This joint proxy statement/prospectus (“Proxy Statement/Prospectus”) is being furnished in connection with a solicitation of proxies by the Board of Directors (the “Board”) of Griffin-Benefit Street Partners BDC Corp. (the “Company”), a  non-diversified, closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under applicable provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), to be used at a Special Meeting of Stockholders of the Company, and at any and all adjournments or postponements thereof  (the “Special Meeting”). The Special Meeting is scheduled to be held at the offices of Griffin-Benefit Street Partners BDC Corp., Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, California 90245, on [       ], 2017 to consider the proposals set forth below in the accompanying Notices of Special Meeting of Stockholders and discussed in greater detail elsewhere in this Proxy Statement/Prospectus. The Special Meeting will be held at 10:00 a.m. (Pacific time). Stockholders of record of the Company at the close of business on [       ], 2017 are entitled to receive notice of and to vote at the Special Meeting.

Proposal
1.
To approve the Agreement and Plan of Reorganization (the “Agreement”) by and among the Company and Griffin Institutional Access Credit Fund (the “Griffin Credit Fund”), a non-diversified, closed-end management investment company that is operated as an interval fund, pursuant to which the Company, will transfer all of its net assets to the Griffin Credit Fund, in exchange for Class F shares of the Griffin Credit Fund (the “Reorganization Shares”) and the assumption by the Griffin Credit Fund of all of the liabilities of the Company. The Company will distribute Reorganization Shares proportionately to stockholders of the Company (the “Reorganization”).

2.	Subject to the approval of the Reorganization, to approve the withdrawal of the election by the Company to be treated as a BDC under applicable provisions of the 1940 Act.

3.	To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies.

In addition, stockholders will be asked to transact such other business as may properly come before the Special Meeting or any adjournments, postponements, or delays of the Special Meeting.

The Board of the Company recommends that stockholders approve both the Reorganization and the withdrawal of the election by the Company to be treated as a BDC. If stockholders of the Company fail to approve the Reorganization, the Company and the Griffin Credit Fund will continue to operate as separate companies.  Furthermore, in the event that the Reorganization is not approved, the Board will consider, subject to Maryland law requirements, such alternatives as the Board determines to be in the best interests of stockholders, including, but not limited to: further solicitation of stockholders, re-proposing the Reorganization or liquidating the Company.

How The Reorganization Will Work

•	Prior to the closing of the Reorganization, the Company may declare a distribution to stockholders.

•	The Company will transfer all of its net assets to the Griffin Credit Fund in exchange for Reorganization Shares and the assumption by the Griffin Credit Fund of all of the Company’s liabilities.

•
The Griffin Credit Fund will issue Reorganization Shares to the Company with an aggregate net asset value (“NAV”) equal to the aggregate value of the assets that it receives from the Company, less the liabilities it assumes from the Company. The Company will distribute Reorganization Shares to the stockholders of the Company in proportion to their holdings of the Company. For example, shareholders of the Company will receive Class F shares of the Griffin Credit Fund with the same aggregate NAV as the aggregate NAV of their shares in the Company at the time of the Reorganization. While the aggregate NAV of your shares will not change as a result of the Reorganization, the number of shares you hold may differ based on each Fund’s NAV.

•	Reorganization costs will be borne by the investment adviser to the Griffin Credit Fund, Griffin Capital Credit Advisor, LLC (the “Credit Adviser”).

•
The Reorganization is expected to be tax-free for U.S. federal income tax purposes. Accordingly, it is expected that stockholders of the Company will not and the Company generally will not recognize gain or loss as a direct result of the Reorganization, as described in more detail in the section entitled “Tax Status of the Reorganization.”

•	Stockholders of the Company will not pay any sales charge in connection with acquiring Reorganization Shares.

•	After the Reorganization is completed, stockholders of the Company will be shareholders of the Griffin Credit Fund, and the Company ultimately will be liquidated.

Where To Get More Information

The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated into this Proxy Statement/Prospectus by reference:

Griffin-Benefit Street Partners BDC Corp. (SEC File No. 333-196520)

•	The prospectus of the Company, dated December 10, 2015, as supplemented to date; and

•
The audited financial statements and the financial highlights for the Company contained in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2016; and the unaudited financial statements and the financial highlights for the Company contained in the Company’s quarterly reports on Form 10-Q  dated March 31, 2016, June 30, 2016 and September 30, 2016 filed with the SEC on May 16, 2016, August 12, 2016 and November 14, 2016, respectively.

Griffin Institutional Access Credit Fund (SEC File Nos. 811-23159 and 333-211845)

•	A Statement of Additional Information, dated ______, 2017, relating to this Proxy Statement/Prospectus (the “Statement of Additional Information”).

Copies of the foregoing may be obtained without charge at www.griffincapital.com, by calling [ ] or writing to the Company at [ ]. The address of the principal executive offices of the Company is Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, California 90245, and the telephone number is (310) 469-6100.

The Company is subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith file reports, proxy statements, proxy materials and other information with the SEC. Materials filed with the SEC can be reviewed and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or downloaded from the SEC’s web site at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You may also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC, 20549-0102.

This Proxy Statement/Prospectus serves as a prospectus of the Griffin Credit Fund in connection with the issuance of the Griffin Credit Fund Class F shares in connection with the Reorganization and the proxy statement of the Company to be used in connection with the Special Meeting to approve the Reorganization and the withdrawal of the Company’s BDC election. This Proxy Statement/Prospectus sets forth concisely the information that stockholders of the Company should know before voting on the proposals for the Company. Please read it carefully and retain it for future reference. No person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Proxy Statement/Prospectus is ___, 2017.

TABLE OF CONTENTS

PROPOSAL 1: APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION BY AND AMONG THE COMPANY AND THE GRIFFIN CREDIT FUND	6
SECTION A — REORGANIZATION PROPOSAL	6
Background on the Company’s Operations	6
Potential Benefits of the Reorganization	7
Required Shareholder Approval	8
How The Reorganization Will Work	9
Reasons For The Reorganization	9
Federal Tax Consequences of the Reorganization	13
Conditions to Closing The Reorganization	13
Termination of the Agreement	14
Investment Objectives and Principal Investment Strategies	14
Effect on Expenses	14
Fee Table	15
Example	16
Comparison of the Company and the Griffin Credit Fund	16
Key Differences Between Delaware Statutory Trusts and Maryland Corporations	17
Comparison of Material Features of a Business Development Company and a Closed End Registered Investment Company	19
Comparison of Investment Objectives, Principal Investment Strategies and Principal Risks	22
Risks of the Funds	25
Comparison of Principal Risks	26
Comparison of Service Providers	38
Comparison of Purchase, Redemption, Distribution, and Exchange Policies and Other Shareholder Transactions and Services	39
Comparison of Class F Shares of the Griffin Credit Fund with Other Classes of Shares Offered by the Griffin Credit Fund	40
Performance	41
After-Tax Returns	41
Additional Information of the Reorganization	41
Terms of the Reorganization	41
Tax Status of the Reorganization	42
Reasons for the Proposed Reorganization and Board Deliberations	44
Board Recommendation and Required Vote	49
SECTION B — PROXY VOTING AND SHAREHOLDER MEETING INFORMATION	50
SECTION C — CAPITALIZATION, OWNERSHIP OF FUND SHARES AND FINANCIAL HIGHLIGHTS	52
SECTION D — COSTS OF THE REORGANIZATION	54
SECTION E — INVESTMENT STRATEGIES AND RISKS OF THE GRIFFIN CREDIT FUND	54
SECTION F — MANAGEMENT OF THE GRIFFIN CREDIT FUND	73
SECTION G — DETERMINATION OF NET ASSET VALUE OF THE GRIFFIN CREDIT FUND	79
SECTION H — THE GRIFFIN CREDIT FUND CONFLICTS OF INTEREST	81
SECTION I — QUARTERLY REPURCHASES OF THE GRIFFIN CREDIT FUND SHARES	85
SECTION J — DISTRIBUTION POLICY AND DISTRIBUTION REINVESTMENT POLICY OF THE GRIFFIN CREDIT FUND	87
SECTION K — U.S. FEDERAL INCOME TAX MATTERS RELATING TO THE GRIFFIN CREDIT FUND SHARES	90
SECTION L — DESCRIPTION OF THE GRIFFIN CREDIT FUND’S CAPITAL STRUCTURE AND SHARES	91
SECTION M — LEGAL MATTERS	92
SECTION N — REPORTS TO SHAREHOLDERS	92
SECTION O — INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND ADDITIONAL INFORMATION	92
SECTION P — COMPARISON OF ORGANIZATIONAL DOCUMENTS	93

PROPOSAL 2: AUTHORIZATION TO WITHDRAW ELECTION AS A BUSINESS DEVELOPMENT COMPANY	96
Reasons for the Proposed Withdrawal of the Company as a BDC	96
Impact of Withdrawal of Election	97
Timeline for Withdrawal	97
Vote Required	98
Board Recommendation	98
PROPOSAL 3: TO APPROVE ANY ADJOURNMENT OF THE SPECIAL MEETING OF STOCKHOLDERS, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES	99
Board Recommendation	99
INFORMATION REGARDING DIRECTORS AND OFFICERS	100
VOTING REQUIREMENTS AND OTHER INFORMATION	108
PRIVACY NOTICE	109
ADDITIONAL INFORMATION	109
EXHIBIT A FORM OF AGREEMENT AND PLAN OF REORGANIZATION	110
EXHIBIT B PRIVACY POLICY POLICY REGARDING PROTECTION OF NONPUBLIC INFORMATION	111

SPECIAL MEETING

PROPOSAL 1:	APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION BY AND AMONG THE COMPANY AND THE GRIFFIN CREDIT FUND

SECTION A — REORGANIZATION PROPOSAL

SYNOPSIS

The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement/Prospectus and in the Statement of Additional Information. Stockholders should read the entire Proxy Statement/Prospectus carefully.

Background on the Company’s Operations

The Company commenced operations on May 1, 2015 after raising $2.5 million from the sale of its common stock at an initial offering price of $10.00 per share. On December 23, 2015, the Company decreased its public offering price from $10.00 per share to $9.80 per share. In response to various regulatory and market challenges facing the non-traded BDC industry, in March 2016, the investment adviser to the Company, Griffin Capital BDC Advisor, LLC (“GBA,” with the Credit Adviser, each an “Adviser”) notified the Board in that it was formulating a recommendation for alternative fund structures for the Company, including the possible reorganization of the Company into a closed-end management investment company that would operate as an interval fund pursuant to Rule 23c-3 under the 1940 Act (“interval fund”).

In requesting that the Board consider such alternative structures in the future, GBA noted, among other factors, the factors set forth below.

•
Regulatory Impact on Markets for Publicly-Offered Non-Traded BDCs – Various regulatory bodies, including the Financial Industry Regulatory Authority, the Department of Labor, and the North American Securities Administrators Association, either have recently adopted or have proposed regulations impacting publicly-offered non-traded BDCs, such as the Company, which, together with other systemic factors, have resulted in a significant decline in capital raising ability across the publicly-offered non-traded BDC industry. Due to these factors, the Company has not achieved sufficient size to ensure its continued economic viability absent the Reorganization or another extraordinary transaction.

•
Narrow Focus of the Company – The U.S. Congress created BDCs in 1980 primarily to assist emerging U.S. businesses in raising capital.  Thus, under the 1940 Act, a BDC must invest at least 70% of its gross assets in “qualifying assets.”  The definition of qualifying assets includes specified types of securities, primarily in private companies or thinly traded U.S. public companies.  In the view of GBA, the portfolio composition limitations imposed by the 1940 Act serves to limit the flexibility of the Company in pursuing its investment objective.

•	Relative Advantages of an Interval Fund Structure – In the view of GBA, the interval fund structure offers certain advantages over the BDC structure, including, but not limited to, the following:

o	Reduced Regulatory Pressure – Interval funds generally are not subject to the recent regulatory pressures that have impacted BDCs;

o
Greater Flexibility – Interval funds are not subject to the portfolio composition limitations imposed on BDCs and, as a result, are able to invest in a broader range of investments compared to a BDC; and

o
Required Periodic Liquidity – Under Rule 23c-3 under the 1940 Act and unlike a BDC, an interval fund is obligated to offer to repurchase between 5% and 25% of the outstanding shares of the fund on a periodic basis.

The Board received information from GBA and, pending a formal recommendation of reorganization, approved the cessation of the Company’s offering on March 15, 2016.

After considering the range of options, GBA ultimately proposed the Reorganization to the Board in order to give Company stockholders the opportunity to pursue a substantially similar investment strategy and objectives while investing in a fund with a structure that GBA believes is better positioned to capitalize on its universe of investment opportunities at a lower overall expense ratio and with periodic liquidity.  Prior to determining to recommend the Reorganization to stockholders, the Board, including all of the directors who are not “interested persons” (as defined in the 1940 Act) (“Independent Directors”), met several times in 2016 and 2017 to consider the Company’s future, before approving the Reorganization on March 29, 2017. The use of Class F shares in connection with the Reorganization (instead of Class I shares) was subsequently approved during an in-person meeting held on May 4, 2017.

The Reorganization seeks to combine two funds that are managed by wholly-owned affiliates of Griffin Capital Company, LLC (“Griffin Capital”) and that have similar, but not identical, investment objectives and policies. The Board, based upon its evaluation of information it deemed to be relevant, anticipates that the Reorganization will benefit stockholders of the Company.

Potential Benefits of the Reorganization

Based on information provided by the Credit Adviser, the Reorganization is intended to benefit Company stockholders in a number of ways, including, among other things:

•
Lower Overall Expenses – While pursuing a substantially similar investment strategy, Class F shareholders of the Griffin Credit Fund, will be subject to lower ongoing expenses than those imposed by the Company.  Similarly, the Griffin Credit Fund is not subject to an incentive fee as is currently the case with the Company.

•
Broader Range of Investment Opportunities – In selecting investments for the Griffin Credit Fund, the Credit Adviser and BCSF Advisors, LLC (the “Sub-Adviser”) will not be limited by the portfolio composition requirements imposed on BDCs, like the Company, by the 1940 Act.  Thus, the Credit Adviser and Sub-Adviser believe that shareholders of the Griffin Credit Fund stand to benefit from a wider range of investment options from potentially more attractive and seasoned issuers.

•
Increased Transparency – Given that the portfolio of the Griffin Credit Fund will be valued on a daily basis, the Credit Adviser believes that shareholders of the Griffin Credit Fund will have greater and more frequent transparency into the value of the underlying holdings of the Griffin Credit Fund.

•
Greater Liquidity – The Griffin Credit Fund has adopted, consistent with the requirements of Rule 23c-3 under the 1940 Act, a fundamental policy of offering to repurchase between 5% and 25% of the outstanding shares of the Griffin Credit Fund on a quarterly basis.  The Company is not obligated to offer any periodic liquidity.

•
Waiver of Expenses – Reorganization Shares will have expenses further reduced by a waiver of all expenses other than investment advisory fees reducing expenses of Class F shareholders to 1.85%. Please see “Comparison of Class F Shares of the Griffin Credit Fund with Other Classes of Shares Offered by the Griffin Credit Fund” for information on the Griffin Credit Fund’s agreement to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed. In addition, the Credit Adviser has committed to using its best efforts to seek assurances from the SEC or its staff that the further waiver of fees on Class F shares to zero for an initial 42-month period is permissible under the terms of the 1940 Act.  However, there are no assurances that the Credit Adviser will be successful in obtaining such assurances from the SEC or its staff to permit such further waiver. If the Credit Adviser receives such assurances from the SEC or its staff, expenses will be further reduced to zero for an initial 42-month period.

During the meeting of the Board on March 29, 2017, the Board of the Company was presented with and considered information related to the Class I shares of the Griffin Credit Fund.  Subsequent to the March 29th meeting, the Griffin Credit Fund created the Class F shares which will be issued in connection with the Reorganization.  The only holders of the Class F shares will be former stockholders of the Company at the time of the Reorganization.  Class F shares of the Griffin Credit Fund are not otherwise available or being offered to the general public.  The relative rights and preferences of the Class F shares are identical to the relative rights and preferences of the Class I shares; however, unlike the Class I shares which have a higher expense ratio, the Class F shares are subject to an expense limitation agreement with the Credit Adviser that will limit the total annual operating expenses of the Class F shares to 1.85% of the Griffin Credit Fund’s average daily net assets that are attributable to the Class F shares, inclusive of all operating expenses.  In addition, the Credit Adviser has committed to using its best efforts to seek assurances from the SEC or its staff that the further waiver of fees on Class F shares to zero for an initial 42-month period is permissible under the terms of the 1940 Act.  However, there are no assurances that the Credit Adviser will be successful in obtaining such assurances from the SEC or its staff to permit such further waiver. If the Credit Adviser receives such assurances from the SEC or its staff, expenses will be further reduced to zero for an initial 42-month period. The Class I shares are subject to an expense limitation agreement with the Credit Adviser that will limit the total annual operating expenses of the Class I shares to 2.35% of the Griffin Credit Fund’s average daily net assets that are attributable to the Class I shares, including offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses.  The Board of the Company subsequently approved the use of the Class F shares in connection with the Reorganization (instead of Class I shares) during an in-person meeting held on May 4, 2017.

In connection with approving the Reorganization, the Board also considered several alternatives.  The Board considered GBA’s representations that the liquidation of the Company would potentially impose costs and potential delay not present with the Reorganization.  Unlike a liquidation, the Reorganization would allow the Company’s shareholders the flexibility to decide whether to continue their investment in a similar investment option or choose to avail themselves of the Griffin Credit Fund’s periodic liquidity option.  Additionally, the Board determined that a merger with other entities was speculative due to the Company’s asset size and such a merger, even if possible, would potentially impose additional costs and delays not present in the Reorganization and might not provide the potential liquidity option and fee waivers present with the Reorganization.

Required Shareholder Approval

In order for the Reorganization to occur, an affirmative vote of “a majority of the outstanding shares of common stock” entitled to vote at the Special Meeting must be obtained at the Special Meeting of the Company’s stockholders which is to be held on [_______, 2017].  For purposes of the 1940 Act, “a majority of the outstanding shares of common stock” is the lesser of: (i) 67% or more of our common stock present or represented by proxy at the Special Meeting if the holders of more than 50% of our outstanding common stock are present or represented by proxy, or (ii) more than 50% of our outstanding common stock.

Because the closing of the Reorganization is contingent upon the Company obtaining such stockholder approval and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganization will not occur. The other closing conditions that must be satisfied (or waived) include, but are not limited to: declaring and paying dividends to distribute all of the Company’s investment company taxable income, obtaining any necessary approvals, consents or exemptions from the SEC or any other regulatory body to carry out the Reorganization,  filing a registration statement on Form N-14 with the SEC that becomes effective, and receiving an opinion of tax counsel to the effect described in the section entitled “Tax Status of the Reorganization.”  If stockholders of the Company fail to approve the Reorganization, the Company and the Griffin Credit Fund will continue to operate as separate companies.  Furthermore, in the event that the Reorganization is not approved, the Board will consider, subject to applicable requirements of Maryland law, such alternatives as the Board determines to be in the best interests of stockholders, including, but not limited to: further solicitation of stockholders, re-proposing the Reorganization or liquidating the Company.  See below “Additional Information About the Reorganization - Reasons for the Proposed Reorganization and Board Deliberations.”

How The Reorganization Will Work

•	Prior to the closing of the Reorganization, the Company may declare a distribution to stockholders.

•	The Company will transfer all of its net assets to the Griffin Credit Fund in exchange for Reorganization Shares and the assumption by the Griffin Credit Fund of all of the Company’s liabilities.

•
The Griffin Credit Fund will issue Reorganization Shares to the Company with an aggregate NAV equal to the aggregate value of the assets that it receives from the Company, less the liabilities it assumes from the Company. The Company will distribute Reorganization Shares to the stockholders of the Company in proportion to their holdings of the Company. For example, shareholders of the Company will receive Class F shares of the Griffin Credit Fund with the same aggregate NAV as the aggregate NAV of their shares in the Company at the time of the Reorganization. While the aggregate NAV of your shares will not change as a result of the Reorganization, the number of shares you hold may differ based on each Fund’s NAV.

•	Reorganization costs will be borne by the Credit Adviser.

•
The Reorganization is expected to be tax-free for U.S. federal income tax purposes. Accordingly, it is expected that stockholders of the Company will not, and the Company generally will not, recognize gain or loss as a direct result of the Reorganization, as described in more detail in the section entitled “Tax Status of the Reorganization.”

•	Stockholders of the Company will not pay any sales charge in connection with acquiring Reorganization Shares.

•	After the Reorganization is completed, stockholders of the Company will be shareholders of the Griffin Credit Fund, and the Company ultimately will be dissolved.

Reasons For The Reorganization

In response to various regulatory and market challenges facing the non-traded BDC industry, GBA notified the Board in March 2016 that it was formulating a recommendation for alternative fund structures for the Company, including the possible reorganization of the Company into a closed-end management investment company that would operate as an interval fund.  In requesting that the Board consider such alternative structures in the future, GBA noted, among other factors, the factors set forth below.

•
Regulatory Impact on Markets for Publicly-Offered Non-Traded BDCs – Various regulatory bodies, including the Financial Industry Regulatory Authority, the Department of Labor, and the North American Securities Administrators Association, either have recently adopted or have proposed regulations impacting publicly-offered non-traded BDCs, such as the Company, which, together with other systemic factors, have resulted in a significant decline in capital raising ability across the publicly-offered non-traded BDC industry. Due to these factors, the Company has not achieved sufficient size to ensure its continued economic viability absent the Reorganization or another extraordinary transaction.

•
Narrow Focus of the Company – The U.S. Congress created BDCs in 1980 primarily to assist emerging U.S. businesses in raising capital.  Thus, under the 1940 Act, a BDC must invest at least 70% of its gross assets in “qualifying assets.”  The definition of qualifying assets includes specified types of securities, primarily in private companies or thinly traded U.S. public companies.  In the view of GBA, the portfolio composition limitations imposed by the 1940 Act serves to limit the flexibility of the Company in pursuing its investment objective.

•	Relative Advantages of an Interval Fund Structure – In the view of GBA, the interval fund structure offers certain advantages over the BDC structure, including, but not limited to, the following:

o	Reduced Regulatory Pressure – Interval funds generally are not subject to the recent regulatory pressures that have impacted BDCs;

o
Greater Flexibility – Interval funds are not subject to the portfolio composition limitations imposed on BDCs and, as a result, are able to invest in a broader range of investments compared to a BDC; and

o
Periodic Liquidity – Under Rule 23c-3 under the 1940 Act and unlike a BDC, an interval fund is obligated to offer to repurchase between 5% and 25% of the outstanding shares of the fund on a periodic basis.

The Board received information from GBA and, pending a formal recommendation of reorganization, approved the cessation of the Company’s offering on March 15, 2016.

After considering the range of options, GBA ultimately proposed the Reorganization to the Board in order to give Company stockholders the opportunity to pursue a substantially similar investment strategy and objectives while investing in a fund with a structure that GBA believes is better positioned to capitalize on its universe of investment opportunities at a lower overall expense ratio and with periodic liquidity.  The Board of the Company, including the Independent Directors, engaged in a thorough review process relating to the proposed Reorganization. The Board of the Company, including all of the Independent Directors, considered strategic alternatives for the Company at several meetings held in 2016 and 2017 and approved the Reorganization at a meeting held on March 29, 2017. The use of Class F shares in connection with the Reorganization (instead of Class I shares) was subsequently approved during an in-person meeting held on May 4, 2017.

During the meeting on March 29th, the Board of the Company was presented with and considered information related to the Class I shares of the Griffin Credit Fund.  Subsequent to the March 29th meeting, the Griffin Credit Fund created the Class F shares which will be issued in connection with the Reorganization.  The only holders of the Class F shares will be former stockholders of the Company at the time of the Reorganization.  Class F shares of the Griffin Credit Fund are not otherwise available or being offered to the general public.  The relative rights and preferences of the Class F shares are identical to the relative rights and preferences of the Class I shares; however, unlike the Class I shares which have a higher expense ratio, the Class F shares are subject to an expense limitation agreement with the Credit Adviser that will limit the total annual operating expenses of the Class F shares to 1.85% of the Griffin Credit Fund’s average daily net assets that are attributable to the Class F shares, inclusive of all operating expenses. In addition, the Credit Adviser has committed to using its best efforts to seek assurances from the SEC or its staff that the further waiver of fees on Class F shares to zero for an initial 42-month period is permissible under the terms of the 1940 Act.  However, there are no assurances that the Credit Adviser will be successful in obtaining such assurances from the SEC or its staff to permit such further waiver. If the Credit Adviser receives such assurances from the SEC or its staff, expenses will be further reduced to zero for an initial 42-month period. The Class I shares are subject to an expense limitation agreement with the Credit Adviser that will limit the total annual operating expenses of the Class I shares to 2.35% of the Griffin Credit Fund’s average daily net assets that are attributable to the Class I shares, including offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses.  The Board of the Company subsequently approved the use of the Class F shares in connection with the Reorganization (instead of Class I shares) during an in-person meeting held on May 4, 2017.

Under the proposed Reorganization, the Company will transfer its assets to the Griffin Credit Fund. In approving the Reorganization Agreement, the Board of the Company, including the Company’s Independent Directors, determined that participation in the Reorganization is in the best interests of the Company and its stockholders and that the interests of the stockholders of the Company will not be diluted as a result of the Reorganization.

The primary factors considered by the Board of the Company with regard to the Reorganization included, but were not limited to, the following:

•	The expectation that the Reorganization will benefit stockholders in several respects, including, but not limited to the following:
▪
Lower Overall Expenses – While pursuing a substantially similar investment strategy, Class F shareholders of the Griffin Credit Fund, will be subject to lower ongoing expenses than those imposed by the Company.  Similarly, the Griffin Credit Fund is not subject to an incentive fee as is currently the case with the Company.

▪
Broader Range of Investment Opportunities – In selecting investments for the Griffin Credit Fund, the Credit Adviser and the Sub-Adviser will not be limited by the portfolio composition requirements imposed on BDCs, like the Company, by the 1940 Act.  Thus, the Credit Adviser and Sub-Adviser believe that shareholders of the Griffin Credit Fund stand to benefit from a wider range of investment options from potentially more attractive and seasoned issuers.

▪
Increased Transparency – Given that the portfolio of the Griffin Credit Fund will be valued on a daily basis, the Credit Adviser believes that shareholders of the Griffin Credit Fund will have greater and more frequent transparency into the value of the underlying holdings of the Fund.

▪
Greater Liquidity – The Griffin Credit Fund has adopted, consistent with the requirements of Rule 23c-3 under the 1940 Act, a fundamental policy of offering to repurchase between 5% and 25% of the outstanding shares of the Griffin Credit Fund on a quarterly basis.  The Company is not obligated to offer any periodic liquidity.

•
That the investment objectives and principal investment strategies of the Company and the Griffin Credit Fund are substantially similar so as to allow stockholders of the Company to have continuity in their investment strategy.

•
The expectation that advisory and overall expenses borne by stockholders of the Company are expected to decrease as a result of the Reorganization.  In that regard, Reorganization Shares will be subject to an expense limitation agreement with the Credit Adviser that will limit the total annual operating expenses of the Reorganization Shares to 1.85% of the Griffin Credit Fund’s average daily net assets on an ongoing basis. After giving effect to the Expense Limitation, the Griffin Credit Fund’s net expenses are expected to be lower than those of the Company on an ongoing basis.

•
The Credit Adviser has committed to using its best efforts to seek assurances from the SEC or its staff that the further waiver of fees below 1.85% is permissible under the terms of the 1940 Act.  In considering this factor, the Board noted that there could be no assurances that the Credit Adviser would be successful in obtaining such assurances from the SEC or its staff to permit such further waiver, but that the agreed waiver of the fees charged to Class F shareholders of the Griffin Credit Fund to 1.85% coupled with the potential of obtaining further waiver of fees was a significant consideration.

•	The Reorganization will occur at the net asset value of each entity and therefore will not dilute the interests of the Company’s shareholders.

•	The costs of the Reorganization will be borne by the Credit Adviser.
•	The challenges related to portfolio management of the Griffin Credit Fund after the Reorganization, including the need to identify attractive investment options in competitive credit markets.
•	The structure and governance of the Griffin Credit Fund after the Reorganization.
•
The potential benefits to be recognized by GBA, the Credit Adviser and the Credit Sub-adviser, including but not limited to reduced expense waiver and reimbursement obligations as a result of the potential elimination of the Company and the increase in the asset base of the Griffin Credit Fund.

•
The fact that the Griffin Credit Fund will provide greater liquidity to stockholders than the Company given the fundamental policy adopted by the Griffin Credit Fund, consistent with the requirements of Rule 23c-3 under the 1940 Act, of offering to repurchase between 5% and 25% of the outstanding shares of the Griffin Credit Fund on a quarterly basis.

•
The portfolio management team expected to be responsible for the Griffin Credit Fund and their experience in managing similar strategies to those that will be pursued by the Griffin Credit Fund and the historical performance of such similar strategies, recognizing that no assurances can be given that the Griffin Credit Fund will achieve any particular level of performance after the Reorganization.

•
The anticipated receipt of an opinion of Holland & Knight, LLP that the Reorganization will constitute a tax-free organization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

•
The expectation that stockholders of the Company will receive substantially the same quality of services after the Reorganization from the Griffin Credit Fund as they currently receive from the Company.

•	The fact that stockholders of the Company will not pay any sales charge in connection with acquiring Reorganization Shares.
•	The fact that management of the investment adviser to the Company, GBA, has recommended to the Board that it approve the Reorganization.
•
GBA’s discussion of the likelihood that the Company would not achieve and/or maintain sufficient size to ensure its continued economic viability absent the Reorganization, and the Griffin Credit Fund’s relative prospects for attracting additional assets after the Reorganization.  The Board further considered GBA’s discussion that, absent the Reorganization, GBA would likely recommend that the Company be liquidated.

•	The anticipated tax-free nature of the exchange of shares in the Reorganization, and other expected U.S. federal income tax consequences of the Reorganization (see “Tax Status of the Reorganization”).

•
The fact that the investors of the Griffin Credit Fund will receive greater protections under the 1940 Act, as described in the Comparison of Material Features of a BDC and a Closed End Registered Investment Company chart below, than investors of the Company due to the Company’s status as a BDC.  As an interval fund, the Griffin Credit Fund is generally subject to the full requirements of the 1940 Act.  For instance, unlike the Company, the Griffin Credit Fund is not permitted to impose an incentive fee on capital gains unless all of the shareholders of the Fund are qualified clients or as a fulcrum fee and greater limitations or borrowings for investment purposes.  Conversely, the Company only is subject to those specific provisions of the 1940 Act that apply to BDCs.

•
Alternatives to the Reorganization, including liquidation or seeking out other merger partners had undesirable aspects.  The Board considered GBA’s representations that the liquidation of the Company would potentially impose costs and potential delay not present with the Reorganization. Unlike a liquidation, the Reorganization would allow the Company’s shareholders the flexibility to decide whether to continue their investment in a similar investment option or choose to avail themselves of the Griffin Credit Fund’s periodic liquidity option. Additionally, the Board determined that a merger with other entities was speculative due to the Company’s asset size and such a merger, even if possible, would potentially impose additional costs and potential delays not present in the Reorganization and might not provide the potential liquidity option and fee waivers present with the Reorganization.

In considering the approval of the Reorganization Agreement, the Board did not identify any factor as all-important or all-controlling and instead considered these factors collectively in light of the Company’s surrounding circumstances. After considering the above factors and based on the deliberations and its evaluation of the information provided to it, the Board concluded that the approval of the Reorganization Agreement was in the best interest of the Company and its stockholders.

Federal Tax Consequences of the Reorganization

The Reorganization is intended to qualify as a tax-free “reorganization” within the meaning of Section 368(a) of the Code. If the Reorganization so qualifies, in general, stockholders of the Company should recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their the Company common shares solely for Class F shares of voting stock offered by the Griffin Credit Fund pursuant to the Reorganization. Additionally, the Company should recognize no gain or loss for U.S. federal income tax purposes by reason of the Reorganization. Neither the Griffin Credit Fund nor its stockholders should recognize any gain or loss for U.S. federal income tax purposes pursuant to the Reorganization.

Prior to the closing of the Reorganization, the Company may declare a distribution to stockholders, which, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization, and may include undistributed income or gains from prior years. These distributions, if any, will be taxable to shareholders, and such distributions by the Company will include any distributable, but undistributed, capital gains resulting from portfolio turnover prior to the Reorganization. As of the date of this Proxy Statement/Prospectus, the Company does not expect to make any accelerated distributions as a result of the Reorganization.

Conditions to Closing The Reorganization

The completion of the Reorganization is subject to certain conditions described in the Agreement, including (but not limited to):

•
The Company will have declared and paid one or more dividends that, together with all previous dividends, will distribute all of the Company’s investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, to the shareholders of the Company for the taxable period beginning on [_____, 2017] and ending on the closing date of the Reorganization, and for prior tax years to the extent such dividends are eligible to be treated as paid in respect of such prior tax years.

•	The Company and the Griffin Credit Fund will have received any approvals, consents or exemptions from the SEC or any other regulatory body necessary to carry out the Reorganization.

•	A registration statement on Form N-14 relating to the Reorganization will have been filed with the SEC and become effective.

•	The shareholders of the Company will have approved the Agreement by the requisite vote.

•
The Company and the Griffin Credit Fund will have received an opinion of tax counsel to the effect that, as described in more detail in the section entitled “Tax Status of the Reorganization,” the shareholders of the Company will not recognize gain or loss for U.S. federal income tax purposes upon the exchange of their shares in the Company for the Reorganization Shares of the Griffin Credit Fund in connection with the Reorganization and the Company generally will not recognize gain or loss as a direct result of the Reorganization.

Termination of the Agreement

The Agreement and the transactions contemplated by it may be terminated and abandoned with respect to the Reorganization by mutual agreement of the Company and the Griffin Credit Fund at any time prior to the closing date thereof, or by either the Company or the Griffin Credit Fund in the event of a material breach of the Agreement by the other Fund or a failure of any condition precedent to the terminating Fund’s obligations under the Agreement, among other events. In the event of a termination, the Credit Adviser will bear all costs associated with the Reorganization.

Investment Objectives and Principal Investment Strategies

The Company and the Griffin Credit Fund have similar investment objectives and certain investment strategies and restrictions are similar. The Company’s investment objective is to generate both current income and capital appreciation, while the Griffin Credit Fund’s investment objective is to generate a return comprised of both current income and capital appreciation with an emphasis on current income with low volatility and low correlation to the broader markets. Both the Company and the Griffin Credit Fund are non-diversified funds, which means they may invest a higher proportion of their assets in the securities of a single issuer. To pursue its objective, the Company seeks to achieve its objective by investing in secured debt (including senior secured, unitranche and second lien debt) and unsecured debt (including senior unsecured and subordinated debt), as well as equity and equity related securities issued by private U.S. companies primarily in the middle market or public U.S. companies with market equity capitalization of less than $250 million, while the Griffin Credit Fund invests in secured and unsecured debt obligations which may be syndicated, consisting of U.S. high yield securities, collateralized loan obligations, global high yield securities and other fixed-income and fixed-income related securities, including direct originated debt obligations and focuses its investment activities on companies that its adviser and sub-adviser believe have leading market positions, significant asset or franchise values, strong free cash flows, experienced senior management teams and high quality sponsors (if the company is externally sponsored).

Unlike the Company, the Griffin Credit Fund will not be subject to the limitations imposed on BDCs, such as the Company, under the 1940 Act.  More specifically, Section 55(a) of the 1940 Act generally requires that BDCs have at least 70 percent of their investments in eligible assets purchased in a private transaction from the issuer or an affiliate. Section 2(a)(46) of the 1940 Act defines “eligible portfolio company” to include a domestic company that is not itself an investment company (or a company excluded from the investment company definition under Section 3(c)) and that does not have a class of securities outstanding upon which margin credit can be granted, consistent with the rules and regulations of the Fed (marginable securities).  The Griffin Credit Fund is not subject to the foregoing limitations.  As a result, the Credit Adviser and Sub-Adviser have greater latitude in constructing the investment portfolio of the Griffin Credit Fund, subject to the enhanced liquidity requirements of Rule 23c-3 under the 1940 Act.

Effect on Expenses

The tables below allow a stockholder to compare the fees and the operating expense ratio of the Company and to analyze the estimated operating expenses that the Credit Adviser expects the Griffin Credit Fund to bear in the first year following the Reorganization. Projected expenses, pro forma are shown for the Griffin Credit Fund as the Griffin Credit Fund only recently commenced operations. The Annual Fund Operating Expenses set forth in the tables below are paid by the Company. They include management fees, incentive fees, and administrative costs, including pricing and custody services. The pro forma information for the Griffin Credit Fund are based on the total assets of the Company as of [________, 2017].

Fee Table

[To be updated by amendment.]

The tables below compare the fees and expenses of the Company and the Griffin Credit Fund, as of [ ]. The Total Annual Expenses shown in the table below represent expenses for the Company’s most recent [fiscal year (ended [_______, 2016])] and those projected for the Griffin Credit Fund on a pro forma combined basis after giving effect to the Reorganization and are based on pro forma combined net assets as of [____________, 2016].

Shareholder Transaction Expenses	Company[1]	Pro Forma Griffin Credit Fund (Class F)
Maximum Sales Load (as a percent of offering price)	10.00%[2]	None
Offering Expenses	[1.50]%[3]	-
Distribution Reinvestment Plan Fees	None[4]	-
Contingent Deferred Sales Charge	None	None
Annual Expenses (as a percentage of net assets attributable to shares)
Management Fees	2.00%[5]	1.85%
Incentive fees payable pursuant to investment advisory agreement (20% of investment income and realized capital gains)	-%[6]	-
Interest Payments on Borrowed Funds	-%	0.04%[7]
Other Expenses	[1.70]%[8]	0.92%[9]
Shareholder Servicing Expenses	-	None
Distribution Fee	-	None
Remaining Other Expenses	-	0.92%8 10
Total Annual Expenses	[3.70]%	2.81%
Fee Waiver and Reimbursement	-	(0.96)%[11]
Total Annual Expenses (after fee waiver and reimbursement)	-	1.85%

[1]	The Company is no longer offering shares of its common stock. The Company has not issued any new shares of common stock since March 15, 2016.

[2]	Previously paid “sales load” includes selling commissions of up to 7% and dealer manager fees of 3%.

[3]
Pursuant to an expense support and conditional reimbursement agreement between the Company and GBA, GBA has agreed to reimburse the Company for expenses in an amount that is sufficient to: (i) ensure that no portion of its distributions to shareholders will be paid from its offering proceeds or borrowings, and/or (ii) reduce its operating expenses until the Company has achieved economies of scale sufficient to ensure that the Company bears a reasonable level of expense in relation to its investment income. The Company does not expect to reimburse GBA for any such expenses.

[4]	The expenses of the DRIP are included in “Other expenses.”

[5]
The Company’s base management fee under the investment advisory agreement is payable quarterly in arrears, and is calculated at an annual rate of 2.0% of our gross assets, excluding cash and cash equivalents. For purposes of calculating the base management fee, the term “gross assets” includes any assets acquired with the proceeds of leverage. The Company has not engaged in leverage over the prior twelve-month period and, in light of the Proposed Reorganization, the Company does not intend to engage in leverage.

[6]
This percentage is based on the incentive fees of $134,818 payable to GBA for the year ended December 31, 2016 and reported in the annual report of the Company filed on Form 10-K for the fiscal year ended December 31, 2016. However, GBA has elected to waive receipt of the incentive fee.

[7]
“Interest payments on borrowed funds” is estimated based on the interest rate currently in effect with respect to the Griffin Credit Fund’s credit facilities and includes the ongoing commitment fees payable under the terms of such credit facilities.

[8]
Other expenses include accounting, legal and auditing fees as well as the reimbursement of the compensation of the Company’s or the Griffin Credit Fund’s chief financial officer, chief compliance officer and other administrative personnel and fees payable to our independent directors.

[9]	Estimated for current fiscal year.

[10]
Collateralized loan obligation expenses are not included in the Other Expenses for the Griffin Credit Fund.  If such expenses were included, they would be approximately 0.01% of the Griffin Credit Fund’s net assets.

[11]
The Credit Adviser and the Griffin Credit Fund have entered into an expense limitation and reimbursement agreement  under which the Credit Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that they exceed 1.85% per annum of the Fund’s average daily net assets attributable to Class F shares.  In addition, the Credit Adviser has committed to using its best efforts to seek assurances from the SEC or its staff that the further waiver of fees on Class F shares to zero for an initial 42-month period is permissible under the terms of the 1940 Act.  However, there are no assurances that the Credit Adviser will be successful in obtaining such assurances from the SEC or its staff to permit such further waiver. If the Credit Adviser receives such assurances from the SEC or its staff, expenses will be further reduced to zero for an initial 42-month period.

Example

The following example is intended to help you compare the costs of investing in the Company and the Griffin Credit Fund’s Class F shares with the costs of investing in other funds. The example assumes that you invest $1,000 in common stock of the Company and Reorganization Shares of the Griffin Credit Fund for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends and that the Company and the Griffin Credit Fund’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

[To be updated by amendment.]

Griffin Credit Fund (Class F)	1 Year	3 Years
	$[ ]	$[ ]

The Company	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return from investment income:	$[ ]	$[ ]	$[ ]	$[ ]
Total expenses assuming a 5% annual return solely from realized capital gains	$[ ]	$[ ]	[ ]	$[ ]

The investment management fee of both the Company and the Griffin Credit Fund is paid on average daily net assets. Amounts shown reflect the fee as a percentage of average daily net assets.

Comparison of the Company and the Griffin Credit Fund

[To be updated by amendment.]

The following comparison summarizes certain similarities and differences between the Company and the Griffin Credit Fund. If the Reorganization is consummated, the factors below relating to the Griffin Credit Fund will apply, with the exception of Net Assets, which would reflect the combined Net Asset of the Company and the Griffin Credit Fund.

	The Griffin Credit Fund	The Company
Organization	The Griffin Credit Fund is a Delaware statutory trust registered as a non-diversified, closed-end management investment company operating as an interval fund under the 1940 Act.	The Company is a Maryland corporation registered as a non-diversified, closed-end investment company that has elected to be treated as a BDC under the 1940 Act.
Fiscal Year End	December 31	December 31
Investment Advisory Fee
The Griffin Credit Fund pays its adviser, the Credit Adviser, a monthly fee at an annual rate of 1.85% of the Griffin Credit Fund’s average daily net assets.  In addition, the Credit Adviser has committed to using its best efforts to seek assurances from the SEC or its staff that the further waiver of fees on Class F shares to zero for an initial 42-month period is permissible under the terms of the 1940 Act.  However, there are no assurances that the Credit Adviser will be successful in obtaining such assurances from the SEC or its staff to permit such further waiver. If the Credit Adviser receives such assurances from the SEC or its staff, expenses will be further reduced to zero for an initial 42-month period.

The Company pays its adviser, GBA, a monthly fee at an annual rate of 2.00% of the Company’s average daily net assets, as well as an incentive fee of 20% of investment income and realized capital gains.

Net Assets as of [ ], 2017	$[ ]	$[ ]

Key Differences Between Delaware Statutory Trusts and Maryland Corporations

Delaware statutory trusts and Maryland corporations differ in certain respects. The following summary of these differences is qualified in its entirety by reference to the governing documents of the Griffin Credit Fund and the Company. For more information, see Section P – Comparison of Organizational Documents – Differences Between a Delaware Statutory Trust and a Maryland Corporation.

	The Griffin Credit Fund	The Company
Organizational Documents	Certificate of Trust, Declaration of Trust, and By-Laws Certificate of Trust is only public filing Amendments to Declaration of Trust do not require public filings	Articles of Incorporation and By-Laws Articles of Incorporation must be publicly filed Amendments to Articles of Incorporation must be publicly filed
Capital Structure
Unlimited number of authorized shares

Trustees may create new series or classes of beneficial interest without shareholder approval

Trustees may modify terms of existing series or classes of beneficial interest without shareholder approval

No public filing required in connection with changes to capital structure

Articles of Incorporation provide for specified number of authorized shares, which directors may increase

Directors may create new series or classes of beneficial interest without shareholder approval

Directors may modify terms of existing series or classes of beneficial interest without shareholder approval

Statute requires public filing of amendment to Articles of Incorporation reflecting changes to capital structure

Shareholder Meetings and Voting Rights
Declaration of Trust can be amended without shareholder approval, unless the particular issue requires shareholder approval under the 1940 Act

No statutory requirements with respect to record date, notice, quorum, or adjournment

Shareholders’ voting rights established by Declaration of Trust

Certain fund transactions, such as mergers, certain reorganizations, and liquidations, are subject to mandatory shareholder votes

Statute establishes certain record date, notice, quorum, and adjournment requirements

Statute mandates shareholders’ voting rights

Shareholder Liability	Limited by statute	Limited by statute
Directors/Trustees
Declaration of Trust establishes requirements for removal of a trustee

Declaration of Trust establishes trustees’ standard of conduct

Declaration of Trust can limit trustees’ liability, subject to public policy exceptions

Declaration of Trust may provide for broad indemnification of trustees and other persons

Statute mandates that directors can be removed with or without cause by majority shareholder vote

Statute requires directors to act in good faith

Articles of Incorporation can limit directors’ liability other than in cases where directors acted in bad faith or received an improper benefit

Directors may be indemnified absent acts of bad faith, deliberate dishonesty or improper personal benefit

	The Griffin Credit Fund	The Company
Inspection Rights
Trustees determine whether and to what extent shareholders may inspect business records

Shareholders’ inspection rights remain subject to trustees’ discretion, irrespective of percent of shares held or length of period of ownership

Statute gives shareholders the right to inspect By-Laws, minutes, annual reports, and certain other corporate documents at a Maryland corporation’s principal office under certain circumstances

Shareholders who have held at least 5% of any class of shares for at least 6 months have the right to request and inspect other types of documents, including lists of shareholders

Dissolution and Termination	Trustees may dissolve trust upon written notice to shareholders	Dissolution requires shareholder approval

Comparison of Material Features of a Business Development Company and a Closed End Registered Investment Company

There are many similarities and differences between a BDC and a closed end fund registered investment company that has elected to operate as an interval fund. Those similarities and differences are highlighted in the chart below.

	Interval Fund	BDC
Incentive Fees on Capital Gains
Only permitted if all investors are qualified clients, or as a fulcrum fee, which is an additional performance-based fee that provides for a proportionate increase or decrease in a base management fee depending on whether performance exceeds (or lags) a specific measurement point.
Permitted if based on realized gains calculated net of realized and unrealized losses.
Offering Expenses	FINRA Rule 2341 does not place a specific limit on overall offering expenses.	FINRA Rule 2310 limits to no more than 15% of gross offering proceeds (including commissions).
Brokerage Commissions	FINRA Rule 2341 limits the amount to a range of 6.5% to 8.5%, based on whether the closed-end fund has rights of accumulation and volume discounts.	FINRA Rule 2310 limits to no more than 10% of gross offering proceeds.

	Interval Fund	BDC
Asset-Based Sales Charge	FINRA Rule 2341 limits to 0.75% of assets, but subject to the overall sales charge cap.	Not addressed by FINRA Rule 2310.
Shareholder Service Fees	FINRA Rule 2341 limits to 0.25% of assets, but not subject to commission cap and can be paid in perpetuity.	Not addressed by FINRA Rule 2310.
Contingent Deferred Sales Load (CDSL)	Subject to overall commission limit of FINRA Rule 2341.	Not addressed by FINRA Rule 2310.
Fundamental Policies	Fundamental policies may not be changed without approval of a “majority” of shareholders, as determined under the 1940 Act.	Not required by BDCs.
Eligible Investments	Subject to fundamental and/or non-fundamental policies as may be adopted by a fund and disclosed in its prospectus.	At least 70% of assets must be in certain qualifying assets as set out in Section 55 of the 1940 Act.
Leverage	Asset coverage of 300% (i.e., 33 1/3% leverage)	Asset coverage of 200% (i.e., 50% leverage).
Management Assistance	Not required.	Required to make available significant managerial assistance to Eligible Portfolio Companies.
Custody Rule	Subject to Section 17(f) of 1940 Act and rules thereunder.	Subject to Section 17(f) of 1940 Act and rules thereunder.

	Interval Fund	BDC
Issuance of Warrants and Options	Not permitted.
Able to issue options, warrants, and rights to convert to voting securities to its officers, employees and board members.  Any issuance of derivative securities requires the approval of the company’s board of directors and authorization by the company’s shareholders. The company also may not issue derivative securities to its non-employee directors unless it first obtains an exemptive order from the SEC.

Fidelity Bond Requirement	Subject to Section 17(g) of 1940 Act and rules thereunder.	Subject to Section 17(g) of 1940 Act and rules thereunder.
Annual Meetings	Not required by State Blue Sky laws.	Required by Maryland state corporate law.
Board of Directors	At least, 40% of directors must be independent; provided, however, that, in order to rely on certain rules on the 1940 Act, the majority of the board of directors must be independent.	At least a majority must be independent.
Periodic Filings	Files periodic reports required by Section 30 of 1940 Act.	Files periodic reports required by Sections 13 or 15 of 1934 Act.
Shareholder Meeting to Elect Directors	At any time that less than half of directors were elected by shareholders.	Elected at each annual meeting.
Affiliated Transaction Rules	Governed by Section 17 of 1940 Act. Section 17 prohibits most transactions involving investment companies and their “affiliated persons,” as that term is defined in the 1940 Act.	Governed by Section 57 of 1940 Act. Section 57 is a substantially modified and less restrictive version of Section 17.

	Interval Fund	BDC
State Blue Sky Requirements	Shares are covered securities, and thus offering of shares are not subject to state regulation (other than notice and fee requirements). States are barred from reviewing closed end fund offerings.
Offering must be approved in each state on state-by-state basis as a coordinated offering, and subject to review and special state requirements in each state; states are entitled to review and impose special requirements for sales to state residents.

Board of Directors/Trustees
At least 40% of directors must be independent, but a fund must have at least a majority of independent directors (and otherwise satisfy certain fund governance standards) in order to rely on a variety of exemptive rules.
At least a majority must be independent.

Comparison of Investment Objectives, Principal Investment Strategies and Principal Risks

The following comparison summarizes the differences in the investment objectives, principal investment strategies, and principal risks of the Company and the Griffin Credit Fund. The investment objective of each Fund is not a fundamental policy and thus may be changed without notice or shareholder approval although there is no intention to do so. If the Reorganization is consummated, the current investment objective, principal investment strategies, and principal risks of the Griffin Credit Fund will remain in effect.

Investment Objectives
The Griffin Credit Fund	The Company	Differences
Both current income and capital appreciation with an emphasis on current income with low volatility and low correlation to the broader markets	Both current income and capital appreciation.	The Griffin Capital Fund’s objective additionally seeks low volatility and low correlation to the broader markets.

Principal Investment Strategies/Portfolio Composition
The Griffin Credit Fund	The Company	Differences
Investment Universe: The Griffin Credit Fund invests in secured and unsecured debt obligations which may be syndicated, consisting of U.S. high yield securities, collateralized loan obligations, global high yield securities and other fixed-income and fixed-income related securities, including direct originated debt obligations. The Griffin Credit Fund focuses its investment activities on companies that its adviser and sub-adviser believe have leading market positions, significant asset or franchise values, strong free cash flows, experienced senior management teams and high quality sponsors (if the company is externally sponsored). Under normal circumstances, at least 80% of the Griffin Credit Fund’s net assets plus borrowings will be invested in debt securities.

Investment Universe: The Company seeks to achieve its objective by investing in secured debt (including senior secured, unitranche and second lien debt) and unsecured debt (including senior unsecured and subordinated debt), as well as equity and equity related securities issued by private U.S. companies primarily in the middle market or public U.S. companies with market equity capitalization of less than $250 million.

The Griffin Credit Fund will generally invest in larger issuers than issuers in which the Company has invested. The Company invests in equity and equity related securities issued by private U.S. companies primarily in the middle market or public U.S. companies with market equity capitalization of less than $250 million.

The Griffin Credit Fund	The Company	Differences
Cash Equivalents: The Griffin Credit Fund may invest, for defensive or diversification purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Griffin Credit Fund or the Sub-Adviser deems appropriate under the circumstances.
	Cash Equivalents: The Company may hold cash.	No material differences.
Credit Quality: The Griffin Credit Fund will invest in fixed-income and preferred securities rated less than investment grade that are sometimes referred to as high yield or “junk bonds.”
Credit Quality: The Company may invest in loans and other debt instruments that are rated below investment grade by the various credit rating agencies, or trade at a yield similar to non-investment grade debt (and in comparable non-rated loans).
No material differences.
Debt Securities:  The Griffin Credit Fund will invest primarily in secured debt (including senior secured, unitranche and second lien debt) and unsecured debt (including senior unsecured and subordinated debt) issued by private or public U.S. companies (collectively, “Private Corporate Debt Investments”). Under normal circumstances, at least 80% of the Griffin Credit Fund’s net assets plus borrowings will be invested in debt securities.

Debt Securities: The Company invests in private U.S. companies primarily in the middle market with approximately $5 million to $100 million of earnings before interest, taxes, depreciation or amortization, or EBITDA. However, on occasion, the Company may invest in larger companies if an attractive opportunity presents itself, especially when there are dislocations in the capital markets, including the high yield and large syndicated loan markets. The Company expects that its investments will generally range between $5 million and $50 million, although the size of its investments may be smaller than $5 million, especially as it continues to build its portfolio.
The Griffin Credit Fund will generally invest in larger issuers, as well as also investing in public debt investments.

The Griffin Credit Fund	The Company	Differences
Derivatives: The Griffin Credit Fund may engage in transactions involving options and futures and other derivative financial instruments.
Derivatives:  The Company may seek to hedge against interest rate and currency exchange rate fluctuations and credit risk by using structured financial instruments such as futures, options, swaps and forward contracts, subject to the requirements of the 1940 Act.
No material differences.
Foreign Issuers: Approximately 10% and 75% of the Griffin Credit Fund’s assets may be invested in debt securities of foreign issuers.
Foreign Securities: In addition, the Company may from time to time invest up to 30% of its assets opportunistically in other types of investments, including the securities of larger public companies and foreign securities.
The Company may invest up to 30% of net assets, while the Griffin Credit Fund may invest up to 75%.
Illiquid Securities: Illiquid securities constitutes most of the portfolio.	Illiquid Securities: Illiquid securities constitutes most of the portfolio.	No material differences.
Industry Concentration:  The Griffin Credit Fund will not invest more than 25% of the market value of its assets in the securities of companies or entities engaged in any one industry. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities, as well as to investments in investment companies that primarily invest in such securities.
	Industry Concentration: No equivalent policy.	The Company does not have an industry concentration policy.
Leverage: The Griffin Credit Fund may employ leverage, including borrowing from banks in an amount of up to 33% of the Griffin Credit Fund’s assets (defined as net assets plus borrowing for investment purposes).

Leverage: The Company may use leverage to finance its investments. The amount of leverage that the Company employs will depend on GBA’s and the Company’s Board’s assessment of market and other factors at the time of any proposed borrowing. There can be no assurance that leveraged financing will be available to us on favorable terms or at all.
The Company may use more extensive forms of leverage.

The Griffin Credit Fund	The Company	Differences
Liquidity of Shares: As an interval fund, the Griffin Credit Fund has a fundamental policy to make quarterly repurchase offers, at net asset value, of no less than 5% of the Griffin Credit Fund’s shares outstanding.
Liquidity of Shares: The Company has no primary or secondary market for its shares. The Company had a discretionary share repurchase program.
The Griffin Credit Fund has adopted, consistent with the requirements of Rule 23c-3 under the 1940 Act, a fundamental policy of offering to repurchase at least 5% of the outstanding shares of the Griffin Credit Fund on a quarterly basis.  The Company is not obligated to offer any periodic liquidity.

Status under the 1940 Act: As a registered closed-end investment company operating as an interval fund, the Griffin Credit Fund is generally subject to the requirements of the 1940 Act.
Status under the 1940 Act:  Due to its election as a BDC, the Company is only subject to the provisions of the 1940 Act that apply to a BDC, which provides more flexibility under certain provisions of the statute.
The Griffin Credit Fund generally is subject to greater limitations and restrictions than is the Company under the 1940 Act.

Differences between the Company’s principal investment strategies and non-fundamental investment policies and holdings and those of the Griffin Credit Fund may expose the Company’s stockholders to new or increased risks. A comparison of the principal risks of investing in the Company and the Griffin Credit Fund is provided under “Comparison of Principal Risks” below.
Risks of the Funds

The Company and the Griffin Credit Fund are closed-end management investment companies designed primarily as long-term investments and not as trading vehicles. The Company and the Griffin Credit Fund are not intended to be complete investment programs and, due to the uncertainty inherent in all investments, there can be no assurance that the Company and the Griffin Credit Fund will achieve their investment objectives.

The Griffin Credit Fund is newly organized, and its shares have no history of public trading. In addition, investors should understand that:

•	the Griffin Credit Fund does not currently intend to list its shares on any securities exchange;

•	there is no secondary market for any of the Griffin Credit Fund’s shares, and the Griffin Credit Fund does not expect that such a market will develop at this time; and

•	while the Griffin Credit Fund offers periodic liquidity, your investment in the Griffin Credit Fund will be illiquid.

Before voting to approve the Reorganization, which will result in you investing in the Griffin Credit Fund, you should consider the following factors:

•	You may not have full access to the money you invest for an extended period of time;

•	You may not be able to sell your shares at the time of your choosing regardless of how the Griffin Credit Fund performs.

•	Because you may not be able to sell your shares at the time of your choosing, you may not be able to reduce your exposure in a market downturn.

•	An investment in the Griffin Credit Fund may not be suitable for investors who may need the money they invested in a specified timeframe.

•	The amount of distributions that the Griffin Credit Fund may pay, if any, is uncertain.

•
The Griffin Credit Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Griffin Credit Fund’s performance, such as from offering proceeds, borrowings, and amounts from the Griffin Credit Fund’s affiliates that are subject to repayment by investors. All or a portion of a distribution may consist of a return of capital. Because a return of capital may reduce a shareholder’s tax basis, it will increase the amount of gain or decrease the amount of loss on a subsequent disposition of the shareholder’s shares.

The Griffin Credit Fund has, as of the date of this Proxy Statement/Prospectus, only recently commenced operations. The initial assets of the Griffin Credit Fund largely will be composed of the assets of the Company if the Reorganization is approved.

Comparison of Principal Risks

Although the Company and the Griffin Credit Fund may describe them somewhat differently, certain of the principal risks associated with investments in the Company and the Griffin Credit Fund are similar because they have similar investment objectives, principal investment strategies and investment policies. The actual risks of investing in the Company and the Griffin Credit Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time. The Griffin Credit Fund and the Company are subject to the principal risks described below, and if the Reorganization is consummated, the risks of the Griffin Credit Fund will remain in effect (the Company and the Griffin Credit Fund each may be referred to herein as the “Fund” unless indicated otherwise):

•
Leverage Risk. The use of leverage, such as borrowing money to purchase securities, will cause the Fund to incur additional expenses and may significantly magnify the Fund’s losses in the event of underperformance of the Fund’s investments. Interest payments and fees incurred in connection with such borrowings may reduce the amount of distributions available to the Fund’s shareholders. Further, the Company is potentially subject to greater leverage risk because of greater leverage capacity.

•
Management Risk.  The net asset value of the Fund changes daily based on the performance of the securities in which it invests. The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular sector and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

•
Non-Diversification Risk. Non-diversification risk is the risk that an investment in the Fund could fluctuate in value more than an investment in a diversified fund. As a non-diversified fund for purposes of the 1940 Act, the Fund may invest a larger portion of its assets in the securities of fewer issuers than a diversified fund. The Fund’s investment in fewer issuers may result in the Fund’s shares being more sensitive to the economic results of those issuers. An investment in the Fund could fluctuate in value more than an investment in a diversified fund. “See Non-Diversification Risk” in the “Risk Factors” section of this Proxy Statement/Prospectus for further information.

•
Direct Lending Risk. To the extent the Fund is the sole lender in privately offered debt, it may be solely responsible for the expense of servicing that debt, including, if necessary, taking legal actions to foreclose on any security instrument securing the debt (e.g., the mortgage or, in the case of a mezzanine loan, the pledge). This may increase the risk and expense to the Fund compared to syndicated or publicly offered debt.

As described more fully below under Direct Origination Risk, the Griffin Credit Fund will not engage in significant direct lending activity until such time as the Sub-Adviser has received approval from the SEC to amend its current exemptive order to include the Griffin Credit Fund and the Credit Adviser.  As a result, the Griffin Credit Fund will not be able to fully implement its investment strategy and its participation in direct lending will be more limited than that of the Company. However, if the Sub-Adviser is successful in obtaining SEC approval to amend its exemptive order, the level of direct lending risk experienced by the Griffin Credit Fund will be similar to that currently experienced by the Company.

•
Direct Origination Risk.  A portion of the Fund’s investments may be originated through a co-investment program permitted by SEC exemptive relief (“Co-Investment Program”) whereby the Fund is able to co-invest in certain privately negotiated investment transactions along with certain affiliates of the investment sub-adviser.  The results of the Fund’s operations depend on several factors, including the availability of opportunities for the origination or acquisition of target investments, the level and volatility of interest rates, the availability of adequate short and long-term financing, conditions in the financial markets and economic conditions.  In addition, competition for originations of and investments in the Fund’s target investments may lead to the price of such assets increasing, which may further limit its ability to generate desired returns. Also, as a result of this competition, desirable investments in the Fund’s target investments may be limited in the future and the Fund may not be able to take advantage of attractive investment opportunities from time to time, as the Fund can provide no assurance that the investment adviser and sub-adviser will be able to identify and make investments that are consistent with its investment objective. Further, the Fund’s inability to raise capital and the risk of portfolio company defaults may materially and adversely affect the Fund’s investment originations, business, liquidity, financial condition, results of operations and its ability to make distributions to its shareholders.

The Company, GBA and the investment sub-adviser of the Company, Benefit Street Partners, L.L.C. (“Benefit Street”), are parties to an exemptive order dated June 23, 2015, whereby the SEC granted exemptive relief permitting the Company, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with certain affiliates of Benefit Street.  The Company, GBA and Benefit Street have been relying on the exemptive relief obtained from the SEC in selecting investments for the Company.

The Griffin Credit Fund intends to pursue a substantially similar investment strategy, as well as a Co-Investment Program.  While the Sub-Adviser to the Griffin Credit Fund has obtained such exemptive relief from the SEC to permit the Sub-Adviser to engage in a Co-Investment Program, the exemptive order obtained by the Sub-Adviser must be amended to permit the Griffin Credit Fund and the Credit Adviser to engage in a co-investment program with respect to certain privately negotiated investment transactions with certain affiliates of the Sub-Adviser.  The Griffin Credit Fund’s ability to invest through the Co-Investment Program is dependent on the ability of the Sub-Adviser to amend the exemptive relief obtained by the Sub-Adviser to include the Griffin Credit Fund.  Prior to the extension of the exemptive relief to the Griffin Credit Fund, the Griffin Credit Fund will not be able to participate in the Co-Investment Program and, thus, will not be able to fully implement its investment strategy. If the Griffin Credit Fund receives the exemptive relief, the level of direct origination risk experienced by the Griffin Credit Fund will be similar to that currently experienced by the Company.

•
Securities Market Risk. Securities market risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect this value and you may lose money by investing in the Fund.

•
Portfolio Turnover Risk. Portfolio turnover risk is the risk that the Fund’s portfolio turnover will increase the Fund’s transaction costs and may result in increased realization of net short-term capital gains (which are taxable to shareholders as ordinary income when distributed to them), higher taxable distributions and lower after-tax performance.

•
Private Company Risk. The Fund invests in privately held U.S. companies primarily in the middle market. Investments in private companies pose certain incremental risks as compared to investments in public companies including that they:

o	may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or repay their outstanding indebtedness upon maturity;

o
may have limited financial resources and may be unable to meet their obligations under their debt securities that the Fund hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees the Fund may have obtained in connection with the Fund’s investment;

o
may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

o
are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the Fund’s portfolio company and, in turn, on us; and

o
generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, the Fund’s executive officers, directors and members of the Adviser’s and Sub-Adviser’s management may, in the ordinary course of business, be named as defendants in litigation arising from the Fund’s investments in the portfolio companies.

Finally, little public information generally exists about private companies and these companies may not have third-party debt ratings or audited financial statements. The Fund must therefore rely on the ability of the investment adviser and sub-adviser to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in these companies. Additionally, these companies and their financial information will not generally be subject to the Sarbanes-Oxley Act and other rules that govern public companies. If the Fund is unable to uncover all material information about these companies, the Fund may not make a fully informed investment decision, and the Fund may lose money on the Fund’s investments.

•
Debt Securities Risk. Debt Securities Risk is the risk associated with the fact that the value of debt securities typically changes in response to various factors, including, by way of example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. During periods of rising interest rates, debt securities generally decline in value. Conversely, during periods of falling interest rates, debt securities generally rise in value. This kind of market risk is generally greater for funds investing in debt securities with longer maturities. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud protections of the federal securities laws and, as a result, as a purchaser of these instruments, the Fund may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, the Fund may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Fund to do so. Alternatively, the Fund may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Fund may have less information about such issuers than other investors who transact in such assets.

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Non-Payment Risk. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Nonpayment would result in a reduction of income to the Fund, a reduction in the value of the security experiencing nonpayment and a potential decrease in the NAV of the Fund. There can be no assurance that the liquidation of any collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

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Risks of Investing in Obligations of Stressed, Distressed and Bankrupt Issuers. The Fund is authorized to invest in the securities and other obligations of stressed, distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. There is no limit on the amount of the Fund’s investment portfolio that can be invested in stressed, distressed or bankrupt issuers, and the Fund may invest for purposes of control. Such investments generally trade significantly below par and are considered highly speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recoveries, which may be in the form of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or highly speculative. It is also possible that there could be limited or no recovery for creditors in a bankruptcy or workout. In any investment involving stressed and distressed debt obligations, there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed and distressed debt obligations, the value of which may be less than the Fund’s purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, the Fund may be required to sell its investment at a loss. Given the substantial uncertainties concerning transactions involving stressed and distressed debt obligations in which the Fund invests, there is a potential risk of loss by the Fund of its entire investment in any particular investment. See “Risks of Investing in Obligations of Stressed, Distressed and Bankrupt Issuers” in the “Risk Factors” section of this Proxy Statement/Prospectus for further information.

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High-Yield Debt Securities (or “Junk Securities”) Risk. A substantial portion of the Fund’s investments will consist of investments that may generally be characterized as “high-yield securities” or “junk securities,” and the Fund may invest without limit in such securities. Such securities are typically rated below investment grade by one or more nationally recognized statistical rating organizations or are unrated but of comparable credit quality to obligations rated below investment grade, and have greater credit and liquidity risk than more highly rated obligations. High-yield securities are generally unsecured and may be subordinate to other obligations of the obligor. The lower rating of high-yield securities reflects a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the issuer to make payment of principal and interest. Many issuers of high-yield securities are highly leveraged, and their relatively high debt to equity ratios create increased risks that their operations might not generate sufficient cash flow to service their obligations. Overall declines in the high yield bond and other markets may adversely affect such issuers by inhibiting their ability to refinance their obligations at maturity. High-yield securities are often issued in connection with leveraged acquisitions or recapitalizations in which the issuers incur a substantially higher amount of indebtedness than the level at which they had previously operated. High-yield securities that are debt instruments have historically experienced greater default rates than has been the case for investment grade securities. The Fund may also invest in equity securities issued by entities whose obligations are unrated or are rated below investment grade. The Fund is authorized to invest in obligations of issuers that are generally trading at significantly higher yields than had been historically typical of the applicable issuer’s obligations. Such investments may include debt obligations that have a heightened probability of being in covenant or payment default in the future. Such investments generally are considered highly speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted security for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or highly speculative. High-yield securities purchased by the Fund are subject to certain additional risks to the extent that such obligations may be unsecured and subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such obligations purchased by the Fund may not be protected by financial covenants or limitations upon additional indebtedness and are unlikely to be secured by collateral.

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Mezzanine Securities Risk.  Most of the Fund’s mezzanine securities and other investments (if any) are unsecured and made in companies whose capital structures have significant indebtedness ranking ahead of the investments, all or a significant portion of which may be secured. While the securities and other investments may benefit from the same or similar financial and other covenants as those enjoyed by the indebtedness ranking ahead of the investments and may benefit from cross-default provisions and security over the portfolio company’s assets, some or all of such terms may not be part of particular investments. Mezzanine securities and other investments generally are subject to various risks including, without limitation: (i) a subsequent characterization of an investment as a “fraudulent conveyance”; (ii) the recovery as a “preference” of liens perfected or payments made on account of a debt in the 90 days before a bankruptcy filing; (iii) equitable subordination claims by other creditors; (iv) so-called “lender liability” claims by the issuer of the obligations; and (v) environmental liabilities that may arise with respect to collateral securing the obligations.

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Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased or sold by the Fund. Although the Adviser monitors the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. If a counterparty becomes bankrupt, or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

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Liquidity Risk. Liquidity Risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents the Fund from selling particular securities or unwinding derivative positions at desirable prices. At times, a major portion of any portfolio security may be held by relatively few institutional purchasers. Even if the Fund considers such securities liquid because of the availability of an institutional market, such securities may become difficult to value or sell in adverse market or economic conditions. Because loan transactions often take longer to settle than transactions in other securities, the Fund may not receive the proceeds from the sale of a loan for a significant period of time. As a result, the Fund may maintain higher levels of cash and short-term investments than mutual funds that invest in securities with shorter settlement cycles and/or may enter into a line of credit to permit the Fund to finance redemptions pending settlement of the sale of portfolio securities, each of which may adversely affect the Fund’s performance. No assurance can be given that these measures will provide the Fund with sufficient liquidity in the event of abnormally large redemptions. Liquidity risk may be greater for the Company as compared to the Griffin Credit Fund because the Company generally is limited to smaller, non-public issuers under the applicable provisions of the 1940 Act whereas the Griffin Credit Fund is not subject to such limitations.

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Illiquid and Restricted Securities Risk. Certain of the Fund’s investments may be illiquid. Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Furthermore, the nature of the Fund’s investments in financially stressed and distressed companies may require a long holding period prior to being able to determine whether the investment will be profitable or not.

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Valuation of Private Investments.  The Fund’s ownership interest in private investments (including Private Corporate Debt Investments) are not publicly traded and the Fund will use a third party pricing service to provide pricing information for private investments.   The fair value of loans, securities and other investments that are not publicly traded may not be readily determinable, and the Fund will value these investments at fair value as determined in good faith by the Board or, in the case of the Griffin Credit Fund, the Board of Trustees (together with the Board, the “Fund Board”), including to reflect significant events affecting the value of the Fund’s investments. Many of the Fund’s investments, including a number of its bank loans and senior direct lending investments, will be classified as Level 3 under Topic 820 of the U.S. Financial Accounting Standards Board’s Accounting Standards Codification, as amended, Fair Value Measurements and Disclosures (“ASC Topic 820”). This means that the Fund’s portfolio valuations will be based on unobservable inputs and the Fund’s own assumptions about how market participants would price the asset or liability in question. The Fund expects that inputs into the determination of fair value of the Fund’s portfolio investments will require significant management judgment or estimation. Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information. The Fund expects to retain the services of one or more independent service providers to review the valuation of these loans and securities. The types of factors that the Fund Board may take into account in determining the fair value of the Fund’s investments generally include, as appropriate, comparison to publicly-traded securities including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, the Fund’s determinations of fair value may differ materially from the values that would have been used if a ready market for these loans and securities existed. The Fund’s net asset value could be adversely affected if the Fund Board’s determinations regarding the fair value of the Fund’s investments were materially higher than the values that the Fund ultimately realizes upon the disposal of such loans and securities.

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Hedging Risk. Hedging risk is the risk that, although intended to limit or reduce investment risk, hedging strategies may also limit or reduce the potential for profit. There is no assurance that hedging strategies will be successful.

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Equity Securities Risk. Equity Securities risk is the risk that stock prices will fall over short or long periods of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.

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Credit Risk. Credit risk is the risk that the issuers of certain securities or the counterparties of a derivatives contract or repurchase contract might be unable or unwilling (or perceived as being unable or unwilling) to make interest and/or principal payments when due, or to otherwise honor its obligations. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the NAV of the Fund.

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Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

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Foreign Investment Risk. Foreign securities may be issued and traded in foreign currencies. As a result, changes in exchange rates between foreign currencies may affect their values in U.S. dollar terms. For example, if the value of the U.S. dollar goes up, compared to a foreign currency, a loan payable in that foreign currency will go down in value because it will be worth fewer U.S. dollars. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. Foreign investment risk may be greater for the Griffin Credit Fund as compared to the Company because the Company may invest only up to 30% of the Company’s assets in foreign securities whereas the Griffin Credit Fund intends to invest between 10% and 75% in debt securities of foreign issuers. The Griffin Credit Fund may employ hedging techniques to minimize these risks, but the Griffin Credit Fund can offer no assurance that the Griffin Credit Fund will, in fact, hedge currency risk or, that if the Griffin Credit Fund does, such strategies will be effective.

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Cybersecurity Risk. Cybersecurity refers to the combination of technologies, processes and procedures established to protect information technology systems and data from unauthorized access, attack or damage. The Fund and its affiliates and third-party service providers are subject to cybersecurity risks. Cyber security risks have significantly increased in recent years and the Fund could suffer such losses in the future. The Fund’s and its affiliates’ and third-party service providers’ computer systems, software and networks may be vulnerable to unauthorized access, computer viruses or other malicious code and other events that could have a security impact. If one or more of such events occur, this potentially could jeopardize confidential and other information, including nonpublic personal information and sensitive business data, processed and stored in, and transmitted through, computer systems and networks, or otherwise cause interruptions or malfunctions in the Fund’s operations or the operations of their respective affiliates and third-party service providers. This could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect the Fund’s business, financial condition or results of operations. Privacy and information security laws and regulation changes, and compliance with those changes, may result in cost increases due to system changes and the development of new administrative processes. In addition, the Fund may be required to expend significant additional resources to modify the Fund’s protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks.

Principal Risks of the Company

Some of the principal risks applicable only to the Company are listed below and are related to the Company’s election to be regulated as a BDC.

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Compliance with BDC Regulations. As a BDC, the Company may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of the total assets of the Company are qualifying assets, which may prevent the Company from making certain investments that it would otherwise view as attractive opportunities.

As a result, the Company may be precluded from investing in what GBA believes are attractive investments if the investments are not qualifying assets for purposes of the 1940 Act. If the Company does not invest a sufficient portion of its assets in qualifying assets, the Company could be found to be in violation of the 1940 Act provisions applicable to BDCs, which would have a material adverse effect on the Company’s business, financial condition and results of operations. Rules under the 1940 Act could prevent the Company, for example, from making follow-on investments in existing portfolio companies (which could result in the dilution of the position of the Company). If, in order to make additional investments the Company must dispose of such investments quickly, it could be difficult to dispose of such investments on favorable terms. The Company may have difficulty in such a case in finding a buyer and, even if a buyer is found, the Company may have to sell the investments at a substantial loss.

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Failure to Maintain Status as a BDC May Reduce the Operating Flexibility of the Company. The Company elected to be regulated as a BDC under the 1940 Act. The 1940 Act imposes numerous constraints on the operations of BDCs. For example, BDCs must invest at least 70% of their gross assets in qualifying assets.  The definition of qualifying assets includes specified types of securities, primarily in private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Furthermore, any failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against the Company and/or expose it to claims of private litigants. In addition, upon approval of a majority of stockholders, the Company may elect to withdraw the Company’s status as a BDC. If the Company were to withdraw its election, or if the Company otherwise fails to qualify or maintain its  qualification as a BDC, the Company may be subject to the substantially greater regulation under the 1940 Act as a registered closed-end investment company. As compared to the BDC rules, compliance with such regulations would significantly decrease the operating flexibility of the Company, and could significantly increase the costs of doing business for the Company and adversely impact investment performance of the Company.

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Regulations governing the operation of the Company as a BDC may limit its ability to, and the way in which it, raise additional capital, which could have a material adverse impact on the Company’s liquidity, financial condition and results of operations. In addition to the proceeds of the offering, the future business operations of the Company will require a substantial amount of capital. The Company may acquire additional capital from the issuance of senior securities (including debt and preferred stock), the issuance of additional shares of common stock or from securitization transactions. However, the Company may not be able to raise additional capital in the future on favorable terms or at all. Additionally, the Company may issue senior securities up to the maximum amount permitted by the 1940 Act. The 1940 Act permits the Company to issue senior securities only in amounts such that the Company’s asset coverage, as defined in the 1940 Act, equals at least 200% after such issuance or incurrence. If the assets of the Company decline in value and the Company’s fail to satisfy this test, the Company may be required to liquidate a portion of its investment portfolio and repay a portion of its indebtedness at a time when such sales or repayment may be disadvantageous, which could have a material adverse impact on the Company’s liquidity, financial condition and results of operations.

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Senior Securities. As a result of issuing senior securities, the Company would also be exposed to typical risks associated with leverage, including an increased risk of loss. If the Company issues preferred securities, such securities would rank “senior” to common stock in the capital structure of the Company, resulting in preferred stockholders having separate voting rights and possibly rights, preferences or privileges more favorable than those granted to holders of the Company’s common stock. Furthermore, the issuance of preferred securities could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for the Company’s common stockholders or otherwise be in the best interest of such stockholders.

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Additional Common Stock. The Board of the Company may decide to issue common stock to finance the operations of the Company rather than issuing debt or other senior securities. As a BDC, the Company generally is not able to issue common stock at a price below net asset value without first obtaining required approvals from the Company’s stockholders and the independent members of the Board of the Company. In any such case, the price at which the securities of the Company are to be issued and sold may not be less than a price, that in the determination of the Board of the Company, closely approximates the market value of such securities at the relevant time. The Company may also make rights offerings to stockholders at prices per share less than the net asset value per share, subject to the requirements of the 1940 Act. If the Company were to raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, common stock, the percentage ownership of stockholders at that time would decrease, and such stockholders may experience dilution.

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Status of the Company as an “Emerging Growth Company” as Defined Under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). The Company is considered an “emerging growth company” as defined in the JOBS Act until the earlier of (a) the last day of the fiscal year (i) following the fifth anniversary of the completion of the Company’s offering of its common stock, (ii) in which the Company has total annual gross revenue of at least $1.0 billion, or (iii) in which the Company is deemed to be a large accelerated filer, which means the market value of the common stock of the Company that is held by non-affiliates exceeds $700 million as of the prior June 30th,  and (b) the date on which the Company has issued more than $1.0 billion in non-convertible debt during the prior three-year period.  For so long as the Company remains an “emerging growth company” the Company may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act. The Company cannot predict if investors will find its common stock less attractive because the Company will rely on some or all of these exemptions. If some investors find the common stock of the Company less attractive as a result, there may be a less active trading market for the common stock of the Company and the stock price may be more volatile.

In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act of 1933, as amended (the “Securities Act”) for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. However, pursuant to Section 107 of the JOBS Act, the Company has chosen to “opt out” of such extended transition period, and as a result, will comply with new or revised accounting standards on the relevant dates on which adoption of such standards is required for non-emerging growth companies. The decision by the Company to opt out of the extended transition period for complying with new or revised accounting standards is irrevocable.

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The Status of the Company as an “Emerging Growth Company” Under the JOBS Act May Make it More Difficult for the Company to Raise Capital as and When Needed. Because of the exemptions from various reporting requirements provided to the Company as an “emerging growth company” and because the Company will have an extended transition period for complying with new or revised financial accounting standards, the Company may be less attractive to investors and it may be difficult for the Company to raise additional capital as and when needed. Investors may be unable to compare the business of the Company with other companies in the same industry if they believe that the financial accounting of the Company is not as transparent as other companies in the Company’s industry. If the Company is unable to raise additional capital as and when needed, the financial condition and results of operations of the Company may be materially and adversely affected.

Additional risks of the Company are listed below.

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Uncertain Sources for Future Funding. The Company will use the net proceeds from the sale of its common stock for investment opportunities, operating expenses and for payment of various fees and expenses such as base management fees, incentive fees and other expenses. Any working capital reserves maintained by the Company may not be sufficient for investment purposes, and the Company may require debt or equity financing to operate. Accordingly, in the event that the Company requires additional capital in the future for investments or for any other reason, these sources of funding may not be available. Consequently, if the Company cannot obtain debt or equity financing on acceptable terms, the ability of the Company to acquire investments and to expand operations will be adversely affected. As a result, the Company would be less able to achieve portfolio diversification and its investment objective, which may negatively impact the Company’s results of operations and reduce its ability to make distributions to stockholders.

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Potential Conflicts of Interest Caused by Compensation Arrangements. GBA, Benefit Street and their respective affiliates receive substantial fees from the Company in return for their services, and these fees could influence the advice provided to the Company. Among other matters, the compensation arrangements could affect their judgment with respect to public offerings of equity by the Company, which allow the Company’s dealer-manager, Griffin Capital Securities, Inc. (the “Dealer Manager”) to earn additional dealer manager fees and GBA and Benefit Street to earn increased asset management fees. In addition, the decision to utilize leverage will increase the Company’s assets and, as a result, will increase the amount of management fees payable to GBA and Benefit Street and may increase the amount of income incentive fees payable to GBA and Benefit Street.

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Potential Conflicts of Interest Related to the Base Management and Incentive Fees Paid to GBA.  The incentive fee payable by the Company to GBA may create an incentive for it to make investments on behalf of the Company that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to GBA is determined may encourage it to use leverage to increase the returns. In addition, the fact that the base management fee is payable based upon the gross assets, which would include any borrowings for investment purposes, may encourage GBA to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor holders of the common stock of the Company. Such a practice could result in the Company investing in more speculative securities than would otherwise be in the best interests of the Company, which could result in higher investment losses, particularly during cyclical economic downturns. In addition, since Benefit Street will receive a portion of the incentive fees paid to GBA, Benefit Street may have an incentive to recommend investments that are riskier or more speculative.

Principal Risks of the Griffin Credit Fund

Some of the principal risks applicable only to the Griffin Credit Fund that are related to the Griffin Credit Fund’s use of a closed-end interval fund structure are listed below.

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Distribution Policy Risk. The Griffin Credit Fund’s distribution policy may, under certain circumstances, have certain adverse consequences to the Griffin Credit Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Griffin Credit Fund and, over time, increase the expense ratio of the Griffin Credit Fund. The distribution policy also may cause the Griffin Credit Fund to sell a security at a time that it would not otherwise do so in order to manage the distribution of income and gain. Pending the investment of the net proceeds in accordance with the investment objective and policies, all or a portion of the Griffin Credit Fund’s distributions may consist of a return of capital (i.e. from your original investment).

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Liquidity Risk. There is currently no secondary market for the shares and the Griffin Credit Fund expects that no secondary market will develop. Limited liquidity is provided to shareholders only through the Griffin Credit Fund’s quarterly repurchase offers for no less than 5% of the shares outstanding at NAV. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer.

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Repurchase Policy Risk. Quarterly repurchases by the Griffin Credit Fund of its shares typically will be funded from available cash or sales of portfolio securities. However, payment for repurchased shares may require the Griffin Credit Fund to liquidate portfolio holdings earlier than the Credit Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Griffin Credit Fund’s portfolio turnover. The Credit Adviser may take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on any such borrowings will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing net investment income. The Fund’s quarterly repurchase offers are a shareholder’s only means of liquidity with respect to his or her shares.

Additional principal risks applicable only to the Griffin Credit Fund are listed below.

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New Offering with No Operating History. The Griffin Credit Fund is a closed-end investment company with no history of operations. If the Griffin Credit Fund commences operations under inopportune market or economic conditions, it may not be able to achieve its investment objective.

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Minimal Capitalization Risk.  The Griffin Credit Fund is newly organized and only recently has commenced operations.  The Griffin Credit Fund is not obligated to raise any specific amount of capital prior to commencing operations.  There is a risk that the amount of capital actually raised by the Griffin Credit Fund through the offering of its shares may be insufficient to achieve profitability or allow the Griffin Credit Fund to realize its investment objective.  An inability to raise additional capital may adversely affect the Griffin Credit Fund’s financial condition, liquidity and results of operations, as well as its compliance with regulatory requirements.  Further, although the Reorganization Shares are subject to the Expense Limitation described above, if the Griffin Credit Fund is unable to raise sufficient capital, shareholders of other classes of the shares of beneficial interests offered by the Griffin Credit Fund may bear higher expenses due to a lack of economies of scale.

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Sourcing Investment Opportunities Risk.  The Griffin Credit Fund has not identified the potential investments for its portfolio that it will acquire. It cannot be certain that the Adviser and Sub-Adviser will be able to locate a sufficient number of suitable investment opportunities to allow the Griffin Credit Fund to fully implement its investment strategy. In addition, privately negotiated investments in loans and illiquid securities of private middle-market companies require substantial due diligence and structuring, and the Griffin Credit Fund may not be able to achieve its anticipated investment pace. These factors increase the uncertainty, and thus the risk, of investing in the Griffin Credit Fund. To the extent the Griffin Credit Fund is unable to deploy its capital, its investment income and, in turn, the results of its operations, will likely be materially adversely affected.

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Private Investment Fund Risk. The Griffin Credit Fund may invest up to 15% of its assets in private investment funds (investment funds that would be investment companies but for the exclusions under either Section 3(c)(1) or 3(c)(7) of the 1940 Act), including “hedge funds,” which pursue alternative investment strategies, managed by unaffiliated institutional asset managers that invest principally in loans and fixed-income (or other instruments, including derivative instruments, with similar economic characteristics). Certain investment instruments and techniques that a private fund may use are speculative and involve a high degree of risk. Because of the speculative nature of a private fund’s investments and trading strategies, the Griffin Credit Fund may suffer a significant or complete loss of its invested capital in one or more private funds. A shareholder will also bear fees and expenses charged by the underlying funds in addition to the Griffin Credit Fund’s direct fees and expenses. In addition, interests in a private fund may also be illiquid.

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Structured Products Risk.  The Griffin Credit Fund may invest in collateralized debt obligations (“CDOs”) and other structured products, consisting of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and credit-linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Griffin Credit Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Griffin Credit Fund.

Certain structured products may be thinly traded or have a limited trading market. CLOs and credit-linked notes are typically privately offered and sold.

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CLO Risk.  In addition to the general risks associated with debt securities and structured products discussed herein, CLOs carry additional risks, including, but not limited to (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

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Bank Loans Risk.  The Griffin Credit Fund expects that some of its investments will consist of interests in loans originated by banks and other financial institutions. The loans invested in by the Griffin Credit Fund may include term loans and revolving loans, may pay interest at a fixed or floating rate and may be senior or subordinated. Purchasers of bank loans are predominantly commercial banks, investment funds and investment banks. As secondary market trading volumes for bank loans increase, new bank loans are frequently adopting standardized documentation to facilitate loan trading which should improve market liquidity. The bank loan market currently, however, is facing unprecedented levels of illiquidity and volatility. There can be no assurance as to when or even if this current market illiquidity and volatility will abate or that future levels of supply and demand in bank loan trading will provide an adequate degree of liquidity, that the current period of illiquidity will not persist or worsen and that the market will not experience periods of significant illiquidity in the future. In addition, the Griffin Credit Fund will make investments in stressed or distressed bank loans which are often less liquid than performing bank loans.

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Non-Performing Loans Risk.  The Griffin Credit Fund’s investments are expected to include investments in non-performing and sub-performing loans which often involve workout negotiations, restructuring and the possibility of foreclosure. These processes are often lengthy and expensive. In addition, the Griffin Credit Fund’s investments may include securities and debt obligations of financially distressed issuers, including companies involved in bankruptcy or other reorganization and liquidation proceedings. As a result, the Griffin Credit Fund’s investments may be subject to additional bankruptcy related risks, and returns on such investments may not be realized for a considerable period of time.

•
Preferred Securities Risk. There are various risks associated with investing in preferred securities, including credit risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights and special redemption rights.  Interest rate risk is, in general, the risk that the price of a debt security falls when interest rates rise.  Securities with longer maturities tend to be more sensitive to interest rate changes.  Credit risk is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due.  Holders of preferred securities may not receive dividends, or the payment can be deferred for some period of time.  In bankruptcy, creditors are generally paid before the holders of preferred securities.

•
Convertible Securities Risk.  Convertible securities are hybrid securities that have characteristics of both bonds and common stocks and are subject to risks associated with both debt securities and equity securities.  Convertible securities are similar to fixed-income securities because they usually pay a fixed interest rate (or dividend) and are obligated to repay principal on a given date in the future.  The market value of fixed-income and preferred securities tends to decline as interest rates increase and tends to increase as interest rates decline.  Convertible securities have characteristics of a fixed-income security and are particularly sensitive to changes in interest rates when their conversion value is lower than the value of the bond or preferred share.  Fixed-income and preferred securities also are subject to credit risk, which is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due.  In addition, the Griffin Credit Fund may invest in fixed-income and preferred securities rated less than investment grade that are sometimes referred to as high yield or “junk bonds.” These securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality securities.  Fixed-income and preferred securities also may be subject to prepayment or redemption risk.  If a convertible security held by the Griffin Credit Fund is called for redemption, the Griffin Credit Fund will be required to surrender the security for redemption, convert it into the issuing company’s common stock or cash or sell it to a third party at a time that may be unfavorable to the Griffin Credit Fund.  Such securities also may be subject to resale restrictions.  The lack of a liquid market for these securities could decrease the Griffin Credit Fund’s share price.  Convertible securities with a conversion value that is the same as the value of the bond or preferred share have characteristics similar to common stocks.  The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Possible Risk of Conflicts

•
Allocation of Investment Opportunities Risk. The Sub-Adviser may manage or advise multiple investment vehicles or accounts that have investment objectives that are similar to the Griffin Credit Fund and that may seek to make investments or sell investments in the same securities or other instruments, sectors or strategies as the Griffin Credit Fund. This may create potential conflicts, particularly in circumstances where the availability of such investment opportunities is limited (e.g., in local and emerging markets, high yield securities, fixed income securities, regulated industries, small capitalization and initial public offerings/new issues) or where the liquidity of such investment opportunities is limited.  From time to time, the Sub-Adviser may determine to refer certain conflicts of interest to Bain Capital Credit’s Allocation Committee (the “Allocation Committee”), comprised of senior Bain Capital Credit personnel, for review and resolution, particularly in situations where the Sub-Adviser and other affiliated investment advisers are unable to resolve such conflicts. Similarly, the Allocation Committee may in its sole discretion determine to review and make determinations regarding certain conflicts of interest.

The Sub-Adviser does not receive performance-based compensation in respect of its investment management activities on behalf of the Griffin Credit Fund, but may simultaneously manage other investment vehicles or accounts for which the Sub-Adviser receives greater fees or other compensation (including performance-based fees or allocations) than they receive in respect of the Griffin Credit Fund. The simultaneous management of other investment vehicles or accounts that pay greater fees or other compensation than the Griffin Credit Fund may create a conflict of interest as the Sub-Adviser may have an incentive to favor accounts with the potential to receive greater fees. For instance, the Sub-Adviser may be faced with a conflict of interest when allocating scarce investment opportunities given the possibly greater fees from accounts that pay performance-based fees. To address these types of conflicts, the Sub-Adviser has adopted policies and procedures under which it will allocate investment opportunities in a manner that it believes is consistent with their obligations as investment advisers. However, the amount, timing, structuring or terms of an investment by the Griffin Credit Fund may differ from, and performance may be lower than, the investments and performance of other investment vehicles or accounts.

•
Conflict of Interest Created by Valuation Process for Certain Portfolio Holdings.  The Griffin Credit Fund expects to make many of its portfolio investments in the form of loans and securities that are not publicly traded and for which no market based price quotation is available. As a result, the Board will determine the fair value of these loans and securities in good faith.  In connection with that determination, investment professionals from the Adviser and Sub-Adviser may provide the Board with valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. While the valuation for certain portfolio investments that each constitutes a material portion of the Griffin Credit Fund’s portfolio and that does not have a readily available market quotation will be reviewed by an independent valuation firm at least once annually, the ultimate determination of fair value will be made by the Board and not by such third-party valuation firm. With regard to non-performing loans (“NPLs”), such investments will be valued in accordance with the valuation procedures adopted by the Griffin Credit Fund and will not be reviewed by an independent valuation firm.  In addition, each of the interested members of the Board has an indirect pecuniary interest in the Adviser. The participation of the Adviser’s investment professionals in the Griffin Credit Fund’s valuation process, and the pecuniary interest in the Adviser by certain members of the Board, could result in a conflict of interest as the Adviser’s management fee is based, in part, on the value of the Griffin Credit Fund’s assets.

Comparison of Service Providers

The Company and the Griffin Credit Fund share several service providers, though Company stockholders should note that GBA and the Credit Adviser both are indirectly owned subsidiaries of Griffin Capital. A comparison of the service providers of the Company and the Griffin Credit Fund is set forth below.

	The Griffin Credit Fund	The Company
Investment Adviser	Griffin Capital Credit Advisor, LLC	Griffin Capital BDC Advisor, LLC
Investment Sub-Adviser	BCSF Advisors, LP	Benefit Street Partners L.L.C.
Distributor	ALPS Distributors, Inc.	Not applicable
Dealer-Manager	Not applicable	Griffin Capital Securities, Inc.
Administrator	ALPS Fund Services, Inc.	Griffin Capital BDC Administrator, LLC
Custodian	Bank of New York Mellon	U.S. Bank National Association
Transfer Agent	DST Systems, Inc.	DST Systems, Inc.
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LP	Ernst & Young LLP

Comparison of Purchase, Redemption, Distribution, and Exchange Policies and Other Shareholder Transactions and Services

After the Reorganization, stockholders of the Company will hold Class F shares of the Griffin Credit Fund. Therefore, a shareholder who owns shares of the Company will, immediately after the Reorganization, hold an equal total dollar amount of equivalent shares of the Griffin Credit Fund. Accordingly, many of the purchase, distribution, and share repurchase policies as well as other shareholder transactions and services applicable to a stockholder’s shares of the Company will no longer apply. Unlike the Company, the Griffin Credit Fund offers its shareholders the opportunity to sell their shares back to the Griffin Credit Fund at NAV on a quarterly basis. The Griffin Credit Fund has adopted a fundamental policy to make quarterly repurchase offers at NAV, of no less than 5% of the shares outstanding, though there is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer.

Please see “Section I - Quarterly Repurchases of the Griffin Credit Fund Shares” for a description of the Griffin Credit Fund’s quarterly repurchase program and “Section L - Description of the Griffin Credit Fund’s Capital Structure and Shares” for a description of the Griffin Credit Fund’s Class F shares.

No sales charges, sales loads, or redemption fees will be imposed in connection with the exchange of shares in the Reorganization. As part of the Reorganization, systematic transactions (such as bank authorizations) currently set up for your Company account may be transferred to your new Griffin Credit Fund account. Please contact your financial intermediary for additional details.

The Griffin Credit Fund has an “opt out” distribution reinvestment program such that when the Griffin Credit Fund declares a dividend or other distribution, stockholders’ cash distributions will be reinvested automatically in additional shares of the Griffin Credit Fund, unless they specifically “opt out” of the dividend reinvestment plan, so as to receive cash dividends or other distributions. Shareholders who do not wish to have distributions automatically reinvested should notify DST Systems, Inc., the Griffin Credit Fund’s transfer agent (the “Transfer Agent”), in writing at Griffin Institutional Access Credit Fund, c/o DST Systems, Inc., P.O. Box 219630, Kansas City, MO 64121-9630. Such written notice must be received by the transfer agent 30 days prior to the record date of the distribution or the shareholder will receive such distribution in shares through the distribution reinvestment policy.

Comparison of Class F Shares of the Griffin Credit Fund with Other Classes of Shares Offered by the Griffin Credit Fund

The Griffin Credit Fund intends to offer four different classes of shares: Class A, Class C, Class F and Class I shares. Class F shares are being issued solely in connection with the proposed Reorganization and are not otherwise available to the general public. An investment in any share class of the Griffin Credit Fund represents an investment in the same assets of the Fund.  However, the purchase restrictions and ongoing fees and expenses for each share class are different.  The fees and expenses for the Griffin Credit Fund are set forth below.  Further, the quarterly distributions paid to shareholders, if any, will vary for each share class based on different expenses for such classes. Please see the Griffin Credit Fund’s Prospectus, dated March 31, 2017, as filed with the SEC for additional information on the other classes of shares offered.

Shareholder Transaction Expenses	Class F	Class A	Class C	Class I
Maximum Sales Load (as a percent of offering price)	None	5.75%	None	None
Contingent Deferred Sales Charge	None	None	1.00%	None
Annual Expenses (as a percentage of net assets attributable to shares)
Management Fees	1.85%	1.85%	1.85%	1.85%
Interest Payments on Borrowed Funds	0.04%	0.04%	0.04%	0.04%
Other Expenses	0.92%	1.17%	1.92%	0.92%
Shareholder Servicing Expenses	None	0.25%	0.25%	None
Distribution Fee	None	None	0.75%	None
Remaining Other Expenses	0.92%	0.92%	0.92%	0.92%
Total Annual Expenses	2.81%	3.06%	3.81%	2.81%
Fee Waiver and Reimbursement	(0.96)%	(0.42)%	(0.42)%	(0.42)%
Total Annual Expenses (after fee waiver and reimbursement)[1]	1.85%	2.64%	3.39%	2.39%

[1]
The Credit Adviser and the Griffin Credit Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Griffin Credit Fund (including offering expenses, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that they exceed 2.60%, 3.35%, and 2.35% per annum of the Griffin Credit Fund’s average daily net assets attributable to Class A, Class C and Class I, respectively.  With regard to the Class F, the Adviser has agreed contractually to waive its fees and to pay or absorb the operating expenses of the Griffin Credit Fund, to the extent that they exceed 1.85% per annum of the Griffin Credit Fund’s average daily net assets attributable to Class F.

In consideration of the Adviser’s agreement to limit the Griffin Credit Fund’s expenses, the Griffin Credit Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement will be made only for fees and expenses paid not more than three years from the end of the fiscal year in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded. Other than with respect to the Class F shares, the Expense Limitation Agreement will remain in effect, at least until March 1, 2018 unless and until the Board approves its modification or termination. The Expense Limitation Agreement may be terminated only by the Griffin Credit Fund’s Board of Trustees on 60 days written notice to the Adviser. After March 1, 2018 the Expense Limitation Agreement may be renewed at the Adviser’s and Board’s discretion.  The Expense Limitation with respect to Class F shares will continue on an ongoing basis so long as any Class F shares are outstanding.

Performance

The following bar charts and tables provide some illustration of the risks of investing in the Company by showing, respectively:

•	how the Company’s performance has varied for each full calendar year shown in the bar chart; and

•	how the Company’s average annual total returns compare to certain measures of market performance shown in the table.

The Griffin Credit Fund has been newly formed and will only have been in operation for a short time in advance of the closing of the Reorganization. Therefore, no performance or average annual total returns information is provided for the Griffin Credit Fund. The Griffin Credit Fund has a similar investment objective and principal investment strategies to the investment objective and principal investment strategies of the Company; however, no assurance can be given that the Griffin Credit Fund will achieve any particular level of performance after the Reorganization. Both the bar charts and the tables assume that all distributions have been reinvested. The performance of different classes varies because of differences in sales charges and other fees and expenses. How a Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. The performance shown reflects any fee waiver or expense reimbursement arrangements in effect for the periods reported. In the absence of such fee waiver or expense reimbursement arrangements, the performance shown would have been lower.

Tables. The tables below show total returns (after applicable sales charges as shown in the Shareholder Fees section of this Proxy Statement/Prospectus) from investments in the Company. The returns shown are compared to broad measures of market performance shown for the same periods.  The inception date of the Company is May 1, 2015.

After-Tax Returns

The after-tax returns shown in the Average Annual Total Returns table below are calculated using the highest historical individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Your actual after-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table do not apply to shares held in tax-advantaged accounts such as 401(k) plans or Individual Retirement Accounts (IRAs).

The bar chart shows the performance of the Company as of December 31.

[To be updated by amendment.]

The highest calendar quarter total return for the Company was [___]% for the quarter ended [________________] and the lowest calendar quarter total return was [_______]% for the quarter ended [________________]. The Company’s year-to-date total return f through December 31, 2016 was [_____]%.

Average Annual Total Returns

(For the periods ended December 31, 2016)

Additional Information of the Reorganization

Terms of the Reorganization

Each Fund Board has approved the Agreement. While shareholders are encouraged to review the Agreement, which is included as Exhibit A to this Proxy Statement/Prospectus the following is a summary of the material terms of the Agreement:

•
The Reorganization is expected to occur before the end of the [____] quarter of 2017, subject to approval by stockholders of the Company, receipt of any necessary regulatory approvals and satisfaction of any other conditions to closing. However, following such approvals, the Reorganization may happen at any time agreed to by the Company and the Griffin Credit Fund.

•
The Company will transfer all of its net assets to the Griffin Credit Fund and, in exchange, the Griffin Credit Fund will assume all of the Company’s liabilities and will issue Reorganization Shares to the Company. The value of the Company’s net assets, as well as the number of Reorganization Shares to be issued to the Company, will be determined in accordance with the Company’s valuation procedures (the Funds have similar valuation procedures). The Reorganization Shares will have an aggregate NAV on the business day immediately preceding the closing of the Reorganization equal to the value of the net assets received from the Company, less the liabilities assumed by the Griffin Credit Fund in the transaction. The Reorganization Shares will immediately be distributed to Company stockholders in proportion to their holdings of shares of the Company, in liquidation of the Company. As a result, shareholders of the Company will become shareholders of the Griffin Credit Fund. No stockholders of the Company will pay any sales charge in connection with its Reorganization.

Tax Status of the Reorganization

[To be updated by amendment.]

The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under section 368(a) of the Code. As a condition to the closing of the Reorganization, the Company and the Griffin Credit Fund will receive an opinion from Holland & Knight LLP (which opinion will be subject to certain qualifications made by the Company and the Griffin Credit Fund) substantially to the effect that, as further described below, on the basis of existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, generally for U.S. federal income tax purposes:

•
The Reorganization will constitute a  tax-free reorganization within the meaning of Section 368(a)(1) of the Code, and the Company and the Griffin Credit Fund will each be a party to a reorganization within the meaning of Section 368(b) of the Code.

•
No gain or loss will be recognized by the Company upon the transfer of all of its assets to the Griffin Credit Fund in exchange solely for the Reorganization Shares and the assumption by the Griffin Credit Fund of all of the Company’s liabilities, or upon the distribution of the Reorganization Shares by the Company to its shareholders in complete liquidation of the Company, pursuant to Section 361(a), 361(c) and 357(a) of the Code, except for, as applicable: (A) any gain or loss recognized on (i) “Section 1256 contracts” as defined in Section 1256(b) of the Code or, (ii) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss required to be recognized by reason of the Reorganization (i) as a result of the closing of the tax year of the Company, (ii) upon the termination of a position, or (iii) upon the transfer of any Company asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code.

•
No gain or loss will be recognized by the Griffin Credit Fund upon the receipt by it of all of the assets of the Company in exchange solely for the Reorganization Shares and the assumption by the Griffin Credit Fund of the liabilities of the Company pursuant to Section 1032(a) of the Code.

•
The adjusted tax basis of the assets of the Company received by the Griffin Credit Fund will be the same as the adjusted tax basis of such assets to the Company immediately prior to the Reorganization pursuant to Section 362(b) of the Code, adjusted for any gain or loss required to be recognized as described in the second bullet point.

•
The holding period of the assets of the Company received by the Griffin Credit Fund, other than any asset with respect to which gain or loss is required to be recognized as described in the second bullet point above, will include the holding period of those assets in the hands of the Company immediately prior to the Reorganization pursuant to Section 1223(2) of the Code.

•
No gain or loss will be recognized by the shareholders of the Company upon their exchange of the Company’s shares for the Reorganization Shares (including fractional shares to which they may be entitled) pursuant to Section 354(a) of the Code.

•
The aggregate adjusted tax basis of the Reorganization Shares received by each shareholder of the Company (including fractional shares to which they may be entitled) pursuant to the Reorganization will be the same as the aggregate tax basis of the Company shares held by such Company shareholder immediately prior to the Reorganization pursuant to Section 358(a)(1) of the Code.

•
The holding period of the Reorganization Shares received by the shareholders of the Company (including fractional shares to which they may be entitled) will include the holding period of the Company shares surrendered in exchange therefor, provided that the Company shares were held as a capital asset as of the Closing of the Reorganization pursuant to Section 1223(1) of the Code.

•
The Griffin Credit Fund will succeed to and take into account the tax attributes of the Company described in Section 381(c) of the Code, pursuant to Section 381(a) of the Code and Treasury Regulation Section 1.381(a)-1, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code, and the Treasury Regulations.

The opinion will be based on certain factual certifications made by the officers of the Company and the Griffin Credit Fund and will also be based on customary assumptions. It is possible that the Internal Revenue Service (the “IRS”) or a court could disagree with Holland & Knight LLP’s opinion, which therefore cannot be free from doubt.

Opinions of counsel are not binding upon the IRS or the courts. If the Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, a stockholder of the Company would recognize a taxable gain or loss for U.S. federal income tax purposes equal to the difference between its tax basis in its Company shares and the fair market value of the Reorganization Shares it received. Shareholders of the Company should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances.

The Reorganization will end the tax year of the Company, and will accelerate distributions to shareholders from the Company for its taxable period beginning [_____, 2017] and ending on the date of the Reorganization. Prior to the closing of the Reorganization, the Company may declare a distribution to stockholders, which, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization, and may include undistributed income or gains from prior years. Any such distributions will be taxable to the shareholders and will include any undistributed capital gains resulting from portfolio turnover prior to the Reorganization. As of the date of this Proxy Statement/Prospectus, the Company does not expect to make any accelerated distributions as a result of the Reorganization.

A Fund’s ability to carry forward capital losses and to use them to offset future gains may be limited following the Reorganization. First, a Fund’s “pre-acquisition losses” (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the combined Fund to the extent such pre-acquisition losses exceed an annual limitation amount. Second, one Fund’s pre-acquisition losses cannot be used to offset gains in another Fund that are unrealized (“built in”) at the time of the Reorganization and that exceed certain thresholds (“non-de minimis built-in gains”) for five tax years. Third, the Company’s loss carryforwards, as limited under the previous two rules, are permitted to offset only that portion of the gains of the Griffin Credit Fund for the taxable year of the Reorganization that is equal to the portion of the Griffin Credit Fund’s taxable year that follows the date of the Reorganization (prorated according to number of days). In addition, any pre-acquisition losses of the Company (whether realized or unrealized) remaining after the operation of the limitation rules described above will become available to offset capital gains realized by the combined Fund after the Reorganization and thus may potentially reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such Reorganization, such that the benefit of those losses to Company shareholders may be further reduced relative to what the benefit would have been had the Reorganization not occurred. Therefore, in certain circumstances, shareholders of a Fund may pay taxes sooner, or pay more taxes, than they would have had the Reorganization not occurred.

The realized and unrealized gains and losses of each Fund at the time of the Reorganization will determine the extent to which the combining Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the combined Fund following the Reorganization, and consequently the extent to which the combined Fund may be required to distribute gains to its shareholders earlier or in greater amounts than would have been the case absent the Reorganization. The effect of the rules described above will depend on the relative sizes of, and the losses and gains (both realized and unrealized) in, each Fund at the time of the Reorganization and thus cannot be calculated precisely prior to the Reorganization. As of the date of this Proxy Statement/Prospectus, the Company does not expect that the Company’s tax characteristics described above will change as a direct result of the Reorganization.

The following paragraphs provide a brief summary of the tax effect of the Reorganization assuming the Reorganization occurred on [_______, 2017]. As noted above, the tax effect of the Reorganization depends on each Fund’s relative tax situation at the time of the Reorganization, which situation will be different than the tax situation on [_________, 2017 and cannot be calculated precisely prior to the Reorganization. Portfolio turnover in a Fund, market fluctuations, redemption activity or changes in the tax laws could cause the actual tax effect of the Reorganization to differ substantially from that described below. For purposes of the following discussion, a Fund’s “net realized losses” consist of its capital loss carryforwards plus year-to-date net realized losses or net of year-to-date net realized gains, in each case as of [_______, 2017]

[As of [____________, 2017], the Company had roughly [$___] million net realized losses, including roughly [$__] million year-to-date net realized losses, and net unrealized losses equal to roughly [__]% of net assets. The Griffin Credit Fund had no year-to-date net realized gains or losses, no net unrealized gains or losses and no capital loss carryforwards. Any pre-acquisition losses of the Company (whether realized or unrealized) remaining after the operation of any limitation rules described above will potentially be available to offset capital gains realized after the Reorganization. After the Reorganization, such losses may be spread among a potentially broader group of shareholders, such that the benefit of those losses to Company stockholders may be further reduced. Additionally, as a result of the Reorganization, the expiration of Company’s capital loss carryforwards may be accelerated, increasing the likelihood that such losses will expire unused.]

Reasons for the Proposed Reorganization and Board Deliberations

In response to various regulatory and market challenges facing the non-traded BDC industry, GBA notified the Board in March 2016 that it was formulating a recommendation for alternative fund structures for the Company, including the possible reorganization of the Company into a closed-end management investment company that would operate as an interval fund.  In requesting that the Board consider such alternative structures in the future, GBA noted, among other factors, the factors set forth below.

•
Regulatory Impact on Markets for Publicly-Offered Non-Traded BDCs – Various regulatory bodies, including the Financial Industry Regulatory Authority, the Department of Labor, and the North American Securities Administrators Association, either have recently adopted or have proposed regulations impacting publicly-offered non-traded BDCs, such as the Company, which, together with other systemic factors, have resulted in a significant decline in capital raising ability across the publicly-offered non-traded BDC industry. Due to these factors, the Company has not achieved sufficient size to ensure its continued economic viability absent the Reorganization or another extraordinary transaction.

•
Narrow Focus of the Company – The U.S. Congress created BDCs in 1980 primarily to assist emerging U.S. businesses in raising capital.  Thus, under the 1940 Act, a BDC must invest at least 70% of its gross assets in “qualifying assets.”  The definition of qualifying assets includes specified types of securities, primarily in private companies or thinly traded U.S. public companies.  In the view of GBA, the portfolio composition limitations imposed by the 1940 Act serves to limit the flexibility of the Company in pursuing its investment objective.

•	Relative Advantages of an Interval Fund Structure – In the view of GBA, the interval fund structure offers certain advantages over the BDC structure, including, but not limited to, the following:

o	Lack of Regulatory Pressure – Interval funds generally are not subject to the recent regulatory pressures that have impacted BDCs;

o
Greater Flexibility – Interval funds are not subject to the portfolio composition limitations imposed on BDCs and, as a result, are able to invest in a broader range of investments compared to a BDC; and

o
Periodic Liquidity – Under Rule 23c-3 under the 1940 Act and unlike a BDC, an interval fund is obligated to offer to repurchase between 5% and 25% of the outstanding shares of the fund on a periodic basis.

The Board received information from GBA and, pending a formal recommendation of reorganization, approved the cessation of the Company’s offering on March 15, 2016.

After considering the range of options, GBA ultimately proposed the Reorganization to the Board in order to give Company stockholders the opportunity to pursue a substantially similar investment strategy and objectives while investing in a fund with a structure that GBA believes is better positioned to capitalize on its universe of investment opportunities at a lower overall expense ratio and with periodic liquidity.  The Board of the Company, including the Independent Directors, engaged in a thorough review process relating to the proposed Reorganization.

The Reorganization was reviewed by the Board of the Company, with the advice and assistance of Fund counsel and independent legal counsel to the Board. At a special telephonic meeting on March 29, 2017, the Board considered the Reorganization, as proposed by GBA. In connection with the Board meeting, GBA and the Credit Adviser provided background materials, analyses and other information to the Board regarding, among other things, the topics discussed below, including responses to specific requests by the Board, and responded to questions raised by the Board at that meeting.

After the Board reviewed, evaluated and discussed the materials, analyses and information provided to it that the Board considered relevant to its deliberations, the Board, including the Board members who are not “interested persons” (as defined in the 1940 Act) of the Company (collectively, the “Independent Board Members”) thereof, unanimously approved the Reorganization of the Company into the Griffin Credit Fund. The Board, including Independent Board Members thereof, also unanimously determined that participation by the Company in its Reorganization was in the best interests of the Company and that the interests of existing stockholders of the Company would not be diluted as a result of the Reorganization.

The general factors considered by the Board in assessing and approving the Reorganization included, among others, in no order of priority, the factors listed below.

•	The expectation that the Reorganization will benefit stockholders in several respects, including, but not limited to the following:

•
Lower Overall Expenses – While pursuing a substantially similar investment strategy, Class F shareholders of the Griffin Credit Fund, will be subject to lower ongoing expenses than those imposed by the Company.  Similarly, the Griffin Credit Fund is not subject to an incentive fee as is currently the case with the Company.

•
Broader Range of Investment Opportunities – In selecting investments for the Griffin Credit Fund, the Credit Adviser and the Sub-Adviser will not be limited by the portfolio composition requirements imposed on BDCs, like the Company, by the 1940 Act.  Thus, the Credit Adviser and Sub-Adviser believe that shareholders of the Griffin Credit Fund stand to benefit from a wider range of investment options from potentially more attractive and seasoned issuers.

•
Increased Transparency – Given that the portfolio of the Griffin Credit Fund will be valued on a daily basis, the Credit Adviser believes that shareholders of the Griffin Credit Fund will have greater and more frequent transparency into the value of the underlying holdings of the Fund.

•
Greater Liquidity – The Griffin Credit Fund has adopted, consistent with the requirements of Rule 23c-3 under the 1940 Act, a fundamental policy of offering to repurchase between 5% and 25% of the outstanding shares of the Griffin Credit Fund on a quarterly basis.  The Company is not obligated to offer any periodic liquidity.

•
That the investment objectives and principal investment strategies of the Company and the Griffin Credit Fund are substantially similar so as to allow stockholders of the Company to have continuity in their investment strategy.

•
The expectation that advisory and overall expenses borne by stockholders of the Company are expected to decrease as a result of the Reorganization.  In that regard, Reorganization Shares will be subject to an expense limitation agreement with the Credit Adviser that will limit the total annual operating expenses of the Reorganization Shares to 1.85% of the Griffin Credit Fund’s average daily net assets on an ongoing basis. After giving effect to the Expense Limitation, the Griffin Credit Fund’s net expenses are expected to be lower than those of the Company on an ongoing basis.

•
The Credit Adviser has committed to using its best efforts to seek assurances from the SEC or its staff that the further waiver of fees below 1.85% is permissible under the terms of the 1940 Act.  In considering this factor, the Board noted that there could be no assurances that Credit Adviser would be successful in obtaining such assurances from the SEC or its staff to permit such further waiver, but that the agreed waiver of the fees charged to Class F shareholders of the Griffin Credit Fund to 1.85% coupled with the potential of obtaining further waiver of fees was a significant consideration.

•	The Reorganization will occur at the net asset value of each entity and therefore will not dilute the interests of the Company’s shareholders.

•	The costs of the Reorganization will be borne by the Credit Adviser.

•	The challenges related to portfolio management of the Griffin Credit Fund after the Reorganization, including the need to identify attractive investment options in competitive credit markets.
•
The potential benefits to be recognized by GBA, the Credit Adviser and the Credit Sub-adviser, including but not limited to reduced expense waiver and reimbursement obligations as a result of the potential elimination of the Company and the increase in the asset base of the Griffin Credit Fund.

•
The fact that the Griffin Credit Fund will provide greater liquidity to stockholders than the Company given the fundamental policy adopted by the Griffin Credit Fund, consistent with the requirements of Rule 23c-3 under the 1940 Act, of offering to repurchase between 5% and 25% of the outstanding shares of the Griffin Credit Fund on a quarterly basis.

•
The portfolio management team expected to be responsible for the Griffin Credit Fund and their experience in managing similar strategies to those that will be pursued by the Griffin Credit Fund and the historical performance of such similar strategies, recognizing that no assurances can be given that the Griffin Credit Fund will achieve any particular level of performance after the Reorganization.

•
The anticipated receipt of an opinion of Holland & Knight, LLP that no gain or loss should be recognized by the Company or its stockholders for U.S. federal income tax purposes as a result of the Reorganization, as the Reorganization is intended to qualify as a tax-free “reorganization” within the meaning of Section 368(a) of the Code.

•
The expectation that stockholders of the Company will receive substantially the same quality of services after the Reorganization from the Griffin Credit Fund as they currently receive from the Company.

•	The fact that stockholders of the Company will not pay any sales charge in connection with acquiring Reorganization Shares.

•	The fact that management of the investment adviser to the Company, GBA, has recommended to the Board that it approve the Reorganization.

•
GBA’s discussion of the likelihood that the Company would not achieve and/or maintain sufficient size to ensure its continued economic viability absent the Reorganization, and the Griffin Credit Fund’s relative prospects for attracting additional assets after the Reorganization.  The Board further considered GBA’s discussion that, absent the Reorganization, GBA would likely recommend that the Company be liquidated.

•	The anticipated tax-free nature of the exchange of shares in the Reorganization, and other expected U.S. federal income tax consequences of the Reorganization (see “Tax Status of the Reorganization”).

•
The fact that the investors of the Griffin Credit Fund will receive greater protections under the 1940 Act, as described in the Comparison of Material Features of a Business Development Company and a Closed End Registered Investment Company chart above, than investors of the Company due to the Company’s status as a BDC. As an interval fund, the Griffin Credit Fund is generally subject to the full requirements of the 1940 Act.  For instance, unlike the Company, the Griffin Credit Fund is not permitted to impose an incentive fee on capital gains unless all of the shareholders of the Fund are qualified clients or as a fulcrum fee and greater limitations or borrowings for investment purposes.  Conversely, the Company only is subject to those specific provisions of the 1940 Act that apply to BDCs.

•
Alternatives to the Reorganization, including liquidation or seeking out other merger partners had undesirable aspects.  The Board considered GBA’s representations that the liquidation of the Company would potentially impose costs and potential delay not present with the Reorganization. Unlike a liquidation, the Reorganization would allow the Company’s shareholders the flexibility to decide whether to continue their investment in a similar investment option or choose to avail themselves of the Griffin Credit Fund’s periodic liquidity option. Additionally, the Board determined that a merger with other entities was speculative due to the Company’s asset size and such a merger, even if possible, would potentially impose additional costs and potential delays not present in the Reorganization and might not provide the potential liquidity option and fee waivers present with the Reorganization.

In their deliberations, the Board did not identify any single factor that was paramount or controlling and individual Board members may have attributed different weights to various factors. Certain factors that the Board considered are described in greater detail below:

Possible Dilution of Stockholder Interests.  The Board considered the potential that the interests of stockholders of the Company could be diluted as a result of the Reorganization.  In that regard, the Board considered that, under the terms of the Reorganization, the value of the Company’s net assets, as well as the number of Reorganization Shares to be issued to the Company, will be determined in accordance with the Company’s valuation procedures (the Funds have similar valuation procedures). The Reorganization Shares will have an aggregate NAV on the business day immediately preceding the closing of the Reorganization equal to the value of the net assets received from the Company, less the liabilities assumed by the Griffin Credit Fund in the transaction. Thus, the interests of stockholders of the Company will not be diluted as a result of the Reorganization.  However, as a result of the Reorganization, stockholders of the Company will hold a reduced percentage of ownership in the Griffin Credit Fund than they did in the Company immediately prior to the Reorganization.

Alternatives to the Reorganization. The Board considered alternatives to the Reorganization.  The Board considered the potential liquidation of the Company.  In considering this option, the Board took into account the representations of GBS regarding the potential costs and delays related to a liquidation, including risks related to the liquidation of the Company’s illiquid portfolio holdings and the potential to incur expenses not present with the Reorganization.  The Board considered that the Reorganization, unlike a liquidation, would allow the Company’s shareholders the flexibility to decide whether to continue their investment in a similar investment option or to choose to avail themselves of the Griffin Credit Fund’s liquidity option. The Board took into account the fact that the Company and the Griffin Credit Fund have substantially similar principal investment strategies. The Board also considered the possibility of a merger with another entity.  In considering this option, the Board took into account GBA’s representation that such a merger was speculative due to the relatively small assets of the Company, and that such a merger, even if possible, would potentially impose additional costs and potential delays not present in the Reorganization and might not provide the potential liquidity option and fee waivers present with the Reorganization into Griffin Credit Fund.

Fee Waivers. The Board considered that Credit Adviser had agreed to waive fees charged to the Class F shareholders of the Griffin Credit Fund down to 1.85%, which represents a waiver of all share class expenses other than the investment advisory fee.  The Board also considered that Credit Adviser has agreed to offer an even lower fee waiver provided that it could obtain assurances from the SEC or its staff that the further waiver of fees is permissible under the terms of the 1940 Act, and that the Credit Adviser agreed to use its best efforts to obtain such assurances from the SEC or its staff.  In considering the possibility of the further waiver, the Board considered that there could be no assurances that Credit Advisers would be successful in obtaining such assurances from the SEC or its staff, but that the agreed waiver of the fees down to 1.85% coupled with the potential of obtaining further waiver of fees was a significant consideration.

Interval Fund Structure. The Board considered GBA’s belief that the Company’s stockholders would benefit from the opportunity to pursue a substantially similar investment strategy by investing in a Fund that uses an interval fund structure which provide certain structural advantages over a BDC, including, but not limited to, the potential for liquidity on a quarterly basis.

An interval fund is a type of registered investment company that like closed-end funds, including a BDC, has the ability to utilize leverage and invest in illiquid securities to a greater extent than an open-end fund. However, unlike a traditional closed-end fund, where fund shares trade primarily on secondary markets and can only be redeemed directly from the fund under limited circumstances, an interval fund is generally required to offer its shareholders the opportunity to sell their shares back to the interval fund at the fund’s NAV per share (less any repurchase fee) at periodic intervals of three, six or twelve months. The Board considered that such a repurchase program would be limited to between 5-25% of the interval fund’s shares, and that tenders in excess of such limits would be repurchased on a pro rata basis. Additionally, the Griffin Credit Fund shares will not be traded on any exchange and it is not anticipated that any secondary market for the Griffin Credit Fund’s shares will develop.

The Board took into account GBA’s belief that the transition from a BDC to an interval fund structure will benefit Company stockholders by expanding the range of investment options that are available to the Griffin Credit Fund as compared to those available to the Company.  Unlike the Company, the Griffin Credit Fund will not be subject to the limitations imposed on BDCs, such as the Company, under the 1940 Act.  More specifically, Section 55(a) of the 1940 Act generally requires that BDCs have at least 70 percent of their investments in eligible assets purchased in a private transaction from the issuer or an affiliate. Section 2(a)(46) of the 1940 Act defines “eligible portfolio company” to include a domestic company that is not itself an investment company (or a company excluded from the investment company definition under Section 3(c)) and that does not have a class of securities outstanding upon which margin credit can be granted, consistent with the rules and regulations of the Fed (marginable securities).  The Griffin Credit Fund is not subject to the foregoing limitations.  As a result, the Credit Adviser and Sub-Adviser have greater latitude in constructing the investment portfolio of the Griffin Credit Fund.

Tax Consequences. The Board considered the anticipated tax-free nature of the exchange of shares in the Reorganization, and other expected U.S. federal income tax consequences of the Reorganization.

Class F Shares.  During the meeting of the Board on March 29, 2017, the Board of the Company was presented with and considered information related to the Class I shares of the Griffin Credit Fund.  Subsequent to the March 29th meeting, the Griffin Credit Fund created the Class F shares which will be issued in connection with the Reorganization.  The only holders of the Class F shares will be former stockholders of the Company at the time of the Reorganization.  Class F shares of the Griffin Credit Fund are not otherwise available or being offered to the general public.  The relative rights and preferences of the Class F shares are identical to the relative rights and preferences of the Class I shares; however, unlike the Class I shares which have a higher expense ratio, the Class F shares are subject to an expense limitation agreement with the Credit Adviser that will limit the total annual operating expenses of the Class F shares to 1.85% of the Griffin Credit Fund’s average daily net assets that are attributable to the Class F shares, inclusive of all operating expenses.  In addition, the Credit Adviser has committed to using its best efforts to seek assurances from the SEC or its staff that the further waiver of fees on Class F shares to zero for an initial 42-month period is permissible under the terms of the 1940 Act.  However, there are no assurances that the Credit Adviser will be successful in obtaining such assurances from the SEC or its staff to permit such further waiver. If the Credit Adviser receives such assurances from the SEC or its staff, expenses will be further reduced to zero for an initial 42-month period. The Class I shares are subject to an expense limitation agreement with the Credit Adviser that will limit the total annual operating expenses of the Class I shares to 2.35% of the Griffin Credit Fund’s average daily net assets that are attributable to the Class I shares, including offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses.  The Board of the Company subsequently approved the use of the Class F shares in connection with the Reorganization (instead of Class I shares) during an in-person meeting held on May 4, 2017.

In connection with approving the Reorganization, the Board also considered several alternatives.  The Board considered GBA’s representations that the liquidation of the Company would potentially impose costs and potential delay not present with the Reorganization.  Unlike a liquidation, the Reorganization would allow the Company’s shareholders the flexibility to decide whether to continue their investment in a similar investment option or choose to avail themselves of the Griffin Credit Fund’s periodic liquidity option.  Additionally, the Board determined that a merger with other entities was speculative due to the Company’s asset size and such a merger, even if possible, would potentially impose additional costs and delays not present in the Reorganization and might not provide the potential liquidity option and fee waivers present with the Reorganization.

Board Recommendation and Required Vote

With respect to the Company, affirmative vote of the holders of the lesser of (1) 67% or more of the Company’s voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Company is required to approve the Agreement. If the Agreement is not approved, the Board will consider, subject to Maryland law requirements, what further action should be taken, if any, with respect to the Company.

If shareholders approve the Agreement, it is anticipated that the Reorganization would occur before the end of the [____] quarter of 2017.

THE BOARD OF DIRECTORS OF THE COMPANY, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE REORGANIZATION PROPOSAL.

SECTION B — PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

Voting

Stockholders of record of the Company on [_______, 2017] (the “Record Date”) are entitled to vote at the Special Meeting. With respect to the Reorganization, each full share of the Company is entitled to one vote and each fractional share is entitled to a vote equal to its fraction of a full share. The total number of shares of Company outstanding as of the close of business on the Record Date, and the total number of votes to which stockholders are entitled at the Special Meeting, are set forth below.

Shares Outstanding
Total Votes to which Entitled

Quorum and Methods of Tabulation

A quorum is required for shareholders of the Company to take action at the Special Meeting. One third of the outstanding shares of the Company, present at the Special Meeting in person or by proxy, constitutes a quorum.

All shares represented at the Special Meeting in person or by proxy will be counted for purposes of establishing a quorum. Shares represented by properly executed proxies with respect to which (i) a vote is withheld, (ii) the shareholder abstains or (iii) a broker does not vote (i.e., “broker non-votes”) will be treated as shares that are present and entitled to vote for purposes of determining a quorum. Assuming the presence of a quorum, abstentions and “broker non-votes” will have the effect of a vote against the Proposal.

If your shares are held in an IRA account, you have the right to vote those shares. If you do not provide voting instructions with respect to your shares, your IRA custodian may or may not, depending upon the terms of your IRA agreement, vote shares for which it has not received your voting instructions. Please consult your IRA agreement and/or financial advisor for more information.

Shareholder Proxies

Shares represented by proxies, unless previously revoked, will be voted at the Special Meeting in accordance with the instructions of the shareholders. If no instructions are given, the proxies will be voted in favor of the Proposal. To revoke a proxy, the shareholder giving such proxy must either (1) submit to the Company a subsequently dated proxy, (2) deliver to the Company a written notice of revocation, or (3) otherwise give notice of revocation in open meeting, in all cases prior to the exercise of the authority granted in the proxy.

If you intend to vote in person at the Special Meeting, please call (800) 676-7437 to obtain important information regarding your attendance at the Special Meeting, including directions.

It is important that proxies be returned promptly. Therefore, whether or not you expect to attend the Special Meeting in person, you are urged to fill in, sign and return the proxy in the enclosed stamped, self-addressed envelope.

Delivery Requirements

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement or Notice of Internet Availability of Proxy Materials (“Notice”) addressed to those shareholders or by sending separate Notices for each household account in a single envelope. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. The Company and some brokers household proxy materials or Notices, delivering a single proxy statement or Notice to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once a shareholder has received notice from a broker or the Company that they will be householding materials to the shareholder’s address, householding will continue until the shareholder is notified otherwise or until the shareholder revokes consent.

We will deliver promptly, upon request, a separate copy of any of these documents to stockholders at a shared address to which a single copy of such document(s) was delivered. Stockholders who wish to receive a separate copy of any of these documents, or to receive a single copy of such documents if multiple copies were delivered, now or in the future, should submit their request by writing to the Company c/o Griffin Capital Company, LLC, Griffin Capital Plaza, 1520 E. Grand  Avenue, El Segundo, California 90245.

Communications with the Board

Stockholders of the Company who wish to communicate with the Board of the Company (or to the Independent Directors as a group) should send communications to the attention of the Secretary of the Company, c/o o Griffin Capital Company, LLC, Griffin Capital Plaza, 1520 E. Grand  Avenue, El Segundo, California 90245, and all communications will be directed to the Director or Directors indicated in the communication or, if no Director or Directors are indicated, to the entire Board.

Solicitation of Proxies

In addition to soliciting proxies by mail, the Company’s officers and employees of GBA may solicit proxies by web, by telephone or in person. Copies of the notice for the Special Meeting, this Proxy Statement/Prospectus and the form of proxy are available at griffincapital.com. The Fund has engaged [____________________] for inquiries, to provide shareholder meeting services, including the distribution of this Proxy Statement/Prospectus and related materials to shareholders as well as assisting the Company in soliciting proxies for the Special Meeting at an approximate cost of [$_______]. The costs of proxy solicitation and expenses incurred in connection with preparing this Proxy Statement/Prospectus and its enclosures will be paid by the Credit Adviser.

Dissenters’ Right of Appraisal

Stockholders of the Company have no appraisal or dissenters’ rights.

Other Business

The Board does not know of any matters to be presented at the Special Meeting other than the Reorganization. If other business should properly come before the Special Meeting, the persons named as proxies will vote thereon in their discretion.

Adjournment

If the necessary quorum to transact business is not present, stockholders may approve Proposal 3 to adjourn the Special Meeting, or the chairman of the Special Meeting may propose one or more adjournments or postponements of the Special Meeting in accordance with applicable law to permit further solicitation of proxies. If the necessary quorum is present, the Special Meeting may be adjourned to solicit additional proxies if Proposal 3 has been approved by the Company’s stockholders. In either case, the Special Meeting may be adjourned to a date that is not more than 120 days after the Record Date without further notice other than announcement at the Special Meeting. The vote required for stockholders of the Company to adjourn a Special Meeting is the affirmative vote of a majority of all the votes cast at the Special Meeting.

The costs of any additional solicitation and of any adjourned Special Meeting will be borne in the same manner as the other expenses associated with the proposals described herein. Any proposal for which sufficient favorable votes have been received may be acted upon and considered final regardless of whether the Special Meeting is adjourned to permit additional solicitation with respect to any other proposal.

SECTION C — CAPITALIZATION, OWNERSHIP OF FUND SHARES AND FINANCIAL HIGHLIGHTS

This section contains the following information about the Griffin Credit Fund and the Company (all information is shown for the most recently ended fiscal year unless otherwise noted):

Table	Content
C-1	Current and pro forma capitalization of the Company and the Griffin Credit Fund
C-2	Current and pro forma ownership of shares of the Company and the Griffin Credit Fund
C-3	Financial highlights of the Griffin Credit Fund

The Funds’ Investment Adviser and Distributor

GBA, 1520 E. Grand  Avenue, El Segundo, California 90245, serves as investment adviser to the Company.  Griffin Capital Securities, Inc., 18191 Von Karman Avenue, Suite 300, Irvine, California 92612  serves as the Company’s dealer manager.

The Credit Adviser, 1520 E. Grand  Avenue, El Segundo, California 90245, serves as the investment adviser to the Griffin Credit Fund. ALPS Distributors, Inc. (the “Distributor”), located at 1290 Broadway, Suite 1100, Denver, CO 80203, serves as the Griffin Credit Fund’s principal underwriter and acts as the distributor of the Griffin Credit Fund’s shares.

Each of GBA, the Credit Adviser and the Dealer Manager is an indirect subsidiary of Griffin Capital, 1520 E. Grand  Avenue, El Segundo, California 90245.  Griffin Capital is a privately-held, Los Angeles headquartered investment and asset management company.

Capitalization of the Company and the Griffin Credit Fund

[To be updated by amendment.]

The following table shows the capitalization as of [__________, 2017] for the Company, and the Griffin Credit Fund’s pro forma capitalization as of [__________, 2017] after giving effect to the acquisition of the assets and liabilities of the Company at NAV as of that date. The pro forma capitalization information assumes that the Reorganization was consummated on [_________, 2017] and is for information purposes only. No assurance can be given as to how many shares of the Griffin Credit Fund will be received by the shareholders of the Company on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Griffin Credit Fund that actually will be received on or after such date.

Table C-1. Current and Pro Forma Capitalization of the Company and the Griffin Credit Fund

	Company	Griffin Credit Fund	Pro-Forma Adjustments	Griffin Credit Fund (Pro-Forma)
Net Asset Value
Shares Outstanding
Net Asset Value Per Share

Ownership of the Company and the Griffin Credit Fund Shares

[To be updated by amendment.]

The following table provides information on each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of the Company and the Griffin Credit Fund as of the Record Date, [_______, 2017], because it owns, directly or indirectly, of record more than 25% of the outstanding shares of the Fund, by virtue of its fiduciary roles with respect to its clients or otherwise. A control person may be able to facilitate shareholder approval of proposals it favors and to impede shareholder approval of proposals it opposes. In this regard, if a control person owns a sufficient number of a Fund’s outstanding shares, then, for certain shareholder proposals, such control person may be able to approve, or to prevent approval, of such proposals without regard to votes by other Fund shareholders. As of the date of this Proxy Statement/Prospectus, Griffin Capital is the sole shareholder of the Griffin Credit Fund.

Fund	Shareholder Account Registration	Percentage of Fund	Percentage of Fund Following Reorganization
Company

Griffin Credit Fund

[To be updated by amendment.]

The following table provides information on shareholders who owned of record or, to the knowledge of the Fund, beneficially, more than 5% of any class of the Company’s or the Griffin Credit Fund’s outstanding shares as of [_____________, 2017]. As of the date of this Proxy Statement/Prospectus, Griffin Capital is the sole shareholder of the Griffin Credit Fund. As of the Record Date, the officers and trustees of the Company, as a group, owned less than 1% of the outstanding shares of the Company. As of the Record Date, the trustees and officers beneficially owned approximately 100% of the Griffin Credit Fund’s outstanding shares. Kevin A. Shields, the Griffin Credit Fund’s President and Principal Executive Officer, controls Griffin Capital. Through his control of Griffin Capital, Mr. Shields may be viewed as having voting and dispositive power over all of the shares of the Griffin Credit Fund’s common stock directly owned by Griffin Capital.

Table C-2. Current and Pro Forma Ownership of Company and Griffin Credit Fund Shares

Fund	5% Owner	Percentage of Shares Held	Percentage of Shares Held Following Reorganization
Company

Griffin Credit Fund

Table C-3. Financial Highlights of the Griffin Credit Fund

The Griffin Credit Fund is newly organized and recently commenced operations on April 1, 2017 and as a result audited financial highlights are not available for the Griffin Credit Fund.

SECTION D — COSTS OF THE REORGANIZATION

All costs of the Reorganization, including, but not limited to, fees paid to governmental authorities for the registration or qualification of the Griffin Credit Fund shares to be issued in the Reorganization and all transfer agency costs related to such shares, all fees and expenses related to printing and mailing communications to the Company  stockholders and all of the other expenses of the Reorganization including, without limitation, accounting, legal and custodial expenses, will be borne by the Credit Adviser.

Should the Reorganization fail to occur, the Griffin Credit Adviser will bear all costs associated with the Reorganization.

Based on the operating expense ratios shown in the Fees and Expenses section above for the Griffin Credit Fund, it is projected that the expenses of the Company will not increase after the Reorganization.

SECTION E — INVESTMENT STRATEGIES AND RISKS OF THE GRIFFIN CREDIT FUND1

Investment Objective and Policies

Investment Objective. The Fund’s investment objective is to generate a return comprised of both current income and capital appreciation with an emphasis on current income with low volatility and low correlation to the broader markets.

Investment Strategy.  The Fund pursues its investment objective by investing in a range of secured and unsecured debt obligations which may be syndicated, consisting of U.S. high yield securities, collateralized loan obligations, global high yield securities and other fixed-income and fixed-income related securities, including direct originated debt obligations.   The Fund may also invest in issuers outside the U.S., with a focus on issuers in Canada and Europe.  The Fund intends to generally focus its investment activities on companies that the Adviser and Sub-Adviser believe have leading market positions, significant asset or franchise values, strong free cash flows, experienced senior management teams and high quality sponsors (if the company is externally sponsored) without regard to market capitalization.  The portfolio may consist of high yield bonds and bank loans, senior direct lending investments (“SDLs”) (the Fund’s direct lending may also include subordinate and unitranche direct lending) and, to a lesser extent, NPLs. The mix of assets will be flexible and responsive to market conditions; however the Adviser and Sub-Adviser expect, under normal circumstances, high yield bonds and bank loans to constitute 30% to 70% of the Fund’s portfolio, and, after the applicable exemptive relief is obtained, SDLs and NPLs to constitute 10% to 65% of the Fund’s portfolio.  The Fund anticipates investing its assets primarily in both Public Corporate Debt Investments and Private Corporate Debt Investments (as each term is defined below):
•
Public Corporate Debt – The Fund intends to invest primarily in U.S. high yield securities (also known as “junk bonds”), CLOs, global high yield (or “junk”) securities and other fixed-income and fixed-income related securities (as defined below) (collectively, “Public Corporate Debt Investments”) as selected by the Sub-Adviser.

•
Private Corporate Debt – The Fund’s Private Corporate Debt Investments are expected to primarily consist of bank loans, SDLs and, to a lesser extent, NPLs selected by the Sub-Adviser.  The Sub-Adviser may also originate investments for the Fund, primarily SDLs or NPLs, through the Co-Investment Program.  The Fund’s ability to invest through the Co-Investment Program is dependent on the ability of the Sub-Adviser to amend the exemptive relief obtained by the Sub-Adviser to include the Fund.  Prior to the extension of the exemptive relief to the Fund, the Fund will not be able to participate in the Co-Investment Program and, thus, will not be able to fully implement its investment strategy.

[1]	Hereinafter, the “Fund”.

Under normal circumstances, at least 80% of the Fund’s net assets plus borrowings for investment purposes will be invested in debt securities, which may include high yield securities, bank loans, SDLs, NPLs (to a lesser extent) and CLOs (excluding equity tranches of CLOs).  The Fund expects to execute its investment strategy primarily by seeking to invest in a broad portfolio of both public and private debt securities, with the allocation between the public and private securities determined by the Adviser and Sub-Adviser to seek the best risk-adjusted returns.

By investing in the Fund, the Adviser expects that shareholders may realize (either directly or indirectly) the following potential benefits:
•
Exposure to Both Public and Private Corporate Debt Investments – The Sub-Adviser engaged by the Adviser brings expertise and experience with respect to Public Corporate Debt Investments and Private Corporate Debt Investments.  Due to the institutional client focus of the Sub-Adviser, a retail investor may not otherwise have an ability to invest in a product advised by the Sub-Adviser and gain exposure to its expertise and experience.  In addition, many of the Private Corporate Debt Investments selected by the Sub-Adviser in which the Fund invests are intended for large, institutional investors and have a large minimum investment size and other investor criteria that might otherwise limit their availability to individual, non-institutional investors.  Thus, the Fund enables investors to invest in Private Corporate Debt Investments, and other investments selected by or originated by the Sub-Adviser that may not be otherwise available to individual, non-institutional investors.   Further, the Adviser and Sub-Adviser seek to allocate the Fund’s investments between Private Corporate Debt Investments and Public Corporate Debt Investments to achieve potentially higher risk-adjusted returns.

•
Access to Bain Capital’s Resources. The Fund’s Adviser and Sub-Adviser will have the opportunity to draw upon the resources of the Sub-Adviser’s affiliates. The Sub-Adviser is an affiliate of Bain Capital Credit, LP (“Bain Capital Credit”). Bain Capital Credit was formed in 1997 as the credit investing arm of Bain Capital, LP (“Bain Capital”), one of the world’s premier alternative investment firms, with over $75 billion in assets under management as of December 31, 2016.  The Sub-Adviser has entered into a resource sharing agreement with Bain Capital Credit, pursuant to which Bain Capital Credit will provide the Sub-Adviser with experienced investment professionals and access to the resources of Bain Capital Credit.  Bain Capital Credit invests across the full spectrum of credit strategies, including leveraged loans, high-yield bonds, distressed debt, direct lending, structured products, non-performing loans and equities. With offices in Boston, Chicago, New York, London, Dublin, Hong Kong and Melbourne, Bain Capital Credit and its subsidiaries have a global footprint with approximately $33.1 billion in assets under management as of December 31, 2016.  BSCF had $[] in assets under management as of December 31, 2016.

•
Leading U.S. Platform Provides Access to Proprietary Relationship-Based Deal Flow. The Fund’s Adviser and Sub-Adviser have nationwide networks of relationships, including access to senior managers from current and former Bain Capital affiliated portfolio companies. In addition, the Adviser and Sub-Adviser will benefit from their respective affiliates’ relationships with lenders, accounting firms, financial and legal advisors, and restructuring professionals. Bain Capital Credit’s investment professionals, senior advisors and operating partners generate proprietary deal flow, often uncovering or developing attractive investment opportunities before these deals come to the attention of intermediaries or other investors. In addition, members of the Bain Capital Credit team have networks and personal relationships with senior leveraged finance professionals at many of the major commercial and investment banks as well as contacts at a variety of regional and local intermediaries, including regional investment banking firms, business brokers, accountants and lawyers. Bain Capital Credit and its affiliates are commonly sought out as strategic partners as their capital investments are often highly tailored and structured to meet the needs of management.

•
Ability to Invest in Directly Originated Debt.  The Fund expects that a portion of its investments will be in originated transactions directly to companies that the Adviser and Sub-Adviser believe are underserved by the traditional banking system, although the Fund also may source transactions via the private equity sponsor channel. The ability of the Fund to make such investments is subject to the Sub-Adviser amending its exemptive relief from the SEC to permit the Fund to participate in the Co-Investment Program. There can be no guarantees that the Sub-Adviser will be able to obtain such exemptive relief or what conditions may be imposed on the granting of such relief.  The Sub-Adviser employs investment professionals focused on the direct origination of debt products. The Fund intends to originate debt investments by leveraging the Sub-Adviser’s global network of relationships. Specifically, the Adviser, with the assistance of the Sub-Adviser, intends to source investment opportunities through a combination of: (i) direct origination efforts of the Sub-Adviser’s investment team as a result of its contacts with companies, including corporate relationships and experienced senior management teams; (ii) access to networks of relationships, including senior managers from current and former Bain Capital affiliated portfolio companies, which focus on the media, communications, education and information sectors; (iii) long-standing relationships with Wall Street professionals, industry executives and strategic partners; and (iv) relationships with sponsors and other industry contacts. The Adviser, with the assistance of the Sub-Adviser, also intends to partner, from time to time, with venture capital firms and source investments from a variety of regional and local intermediaries, including regional investment banking firms, business brokers, accountants and lawyers, rather than solely from large commercial or investment banks.  The Fund believes that the experience of the Adviser’s and Sub-Adviser’s respective investment teams in working directly with borrowers to create customized financing solutions will enable the Fund to seek to deliver attractive yields to investors while eliminating intermediaries who extract fees for their services.

In certain circumstances or market environments the Fund may reduce its investment in debt securities and hold a larger position in cash or cash equivalents.  The Fund may invest in debt securities of any duration, maturity, or credit quality, including high yield securities (also known as “junk bonds”).  The Fund’s debt investments may take the form of corporate loans or corporate bonds, which may be secured or unsecured, and may, in some cases, be accompanied by warrants, options or other forms of equity participation.  The Fund may also allocate capital for investment in any part of the capital structure, including distressed and more subordinated positions, where the Adviser and Sub-Adviser believe the borrower and the potential investment present an opportunity for risk-adjusted income and returns.  The Fund’s senior direct lending investments will be focused primarily in middle-market companies with between $10 million and $150 million in annual earnings before interest, taxes, depreciation and amortization (“EBITDA”). The Adviser and Sub-Adviser intend to focus on senior investments with a first or second lien on collateral and strong structures and documentation intended to protect the lender. The Fund may separately purchase common or preferred equity interests in transactions. The Fund’s portfolio may include fixed-rate investments that generate absolute returns as well as floating-rate investments that may provide protection in rising interest rate and inflationary environments.  The Fund may also invest in non-controlling interests in equity and junior debt tranches of CLOs, CDOs, which include CBOs and other securitized products, that invest principally in loans and fixed-income instruments (or other instruments, including derivative instruments, with similar economic characteristics).

The Fund defines “fixed-income and fixed-income related securities” to consist of: (i) loans and fixed-income instruments (or other instruments, including derivative instruments, with similar economic characteristics) of corporate borrowers; and (ii) equity of investment funds, which may include public investment funds managed by unaffiliated institutional asset managers (“Public Investment Funds”), including BDCs, that are publicly-traded (“Public BDCs”), closed and open-end funds, exchange traded funds (“ETFs”) and index mutual funds (“Index Funds”) that invest principally in loans and fixed-income (or other instruments, including derivative instruments, with similar economic characteristics).

The Fund may also invest up to 15% of its assets in private investment funds (investment funds that would be investment companies but for the exclusions under either Section 3(c)(1) or 3(c)(7) of the 1940 Act), managed by unaffiliated institutional asset managers that invest principally in loans and fixed-income (or other instruments, including derivative instruments, with similar economic characteristics) (“Private Debt Funds”); and non-controlling interests in equity tranches of CDOs, which include CBOs, CLOs and other securitized products, that invest principally in loans and fixed-income instruments (or other instruments, including derivative instruments, with similar economic characteristics).

The Fund may employ leverage, including borrowing from banks in an amount of up to 33% of the Fund’s assets (defined as net assets plus borrowing for investment purposes).  The Fund anticipates engaging in borrowings and utilizing leverage during its first twelve months of operations. The Fund is authorized to borrow money in connection with its investment activities, to satisfy repurchase requests from Fund shareholders, and to otherwise provide the Fund with temporary liquidity.  The Private Debt Funds in which the Fund invests may also employ leverage.

Between 10% and 75% of the Fund’s assets may be invested in debt securities of foreign issuers. Substantially all of the Fund’s assets may be invested in debt securities rated below investment grade, which are also known as “junk securities.”

The Fund’s Statement of Additional Information contains a list of all of the fundamental and non-fundamental investment policies of the Fund, under the heading “Investment Objective and Policies.”

Fund’s Target Investment Portfolio

The Adviser and Sub-Adviser execute the Fund’s investment strategy primarily by seeking to invest in a broad portfolio of debt securities, primarily Public Corporate Debt Investments and Private Corporate Debt Investments. The Fund may also invest in ETFs, Index Funds, and Public Investment Funds, as well as other publicly traded income producing equity securities.  With respect to making Private Corporate Debt Investments in which the Fund invests, the Adviser and Sub-Adviser consider various inputs regarding the potential issuer, including leading market positions, significant asset or franchise values, strong free cash flow, experienced senior management teams and high-quality sponsors (if the company is externally sponsored).

The Fund may invest in a variety of investments in pursuing its investment objective, including:

Bank Obligations.  The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Fixed-Income Instruments.  Fixed-income instruments include high-yield corporate debt securities, or bonds, or U.S. government debt securities. The issuer of a fixed-income instrument pays the investor a fixed- or variable-rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date. Holders of fixed-income bonds, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the issuer for the principal and interest due them and may have a prior claim over other creditors but would be subordinate to any existing secured lenders with higher priority in the issuer’s capital structure. Fixed-income instruments may be secured or unsecured. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond, especially a fixed-rate bond, will generally rise and fall inversely with interest rates. The value of intermediate- and longer-term corporate bonds normally fluctuates more in response to changes in interest rates than does the value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate fixed-income instruments usually yield more than government or agency bonds due to the presence of credit risk.  The Fund expects to principally invest in fixed-income instruments from issuers based in the U.S., Canada and Europe.

Secured Debt.  Secured debt, including senior secured debt, unitranche debt and second lien debt, will have liens on the assets of the borrower that will serve as collateral in support of the repayment of such debt and will typically have maturities of three to ten years.

Senior Secured Debt. Senior secured debt will be structured with first-priority liens on the assets of the borrower. Senior secured debt will have liens on the assets of the borrower that will serve as collateral in support of the repayment of such debt. This collateral will take the form of first-priority liens on the assets of the borrower. Senior secured debt may provide for moderate loan amortization in the early years of the loan, with the majority of the amortization deferred until loan maturity.

Unitranche Debt. Unitranche debt will be structured as senior secured debt, including first priority liens on an issuer’s assets as discussed above. Unitranche debt typically provides for moderate loan amortization in the initial years of the facility, with the majority of the principal payment deferred until loan maturity. Since unitranche debt generally allows the borrower to make a large lump sum payment of principal at the end of the loan term, there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. In some cases, the Fund will be the sole lender, or the Fund together with its affiliates will be the sole lender, of unitranche debt, which can provide the Fund with more influence interacting with a borrower in terms of monitoring and, if necessary, remediation in the event of underperformance.

Second Lien Debt. Second lien debt will be structured as junior, secured debt, including second priority liens on an issuer’s assets. This debt typically provides for moderate loan amortization in the initial years, with the majority of the amortization deferred until maturity.

Unsecured Debt. Unsecured debt, including senior unsecured and subordinated debt, will not be secured by any collateral and will be effectively subordinated to the borrower’s secured indebtedness (to the extent of the collateral securing such indebtedness) and will typically have maturities of three to ten years.

Senior Unsecured Debt. Senior unsecured debt will be structured as debt that ranks senior in right of payment to any of the borrower’s unsecured indebtedness that is contractually subordinated to such debt. This debt generally provides for fixed interest rates and amortizes evenly over the term of the loan. Senior unsecured debt is generally less volatile than subordinated debt due to its priority to creditors over subordinated debt.

Subordinated Debt. Subordinated debt will be structured as unsecured, subordinated debt that provides for relatively high, fixed interest rates that provides the Fund with significant current interest income. This debt typically will have interest-only payments (often representing a combination of cash pay and Payment In Kind (“PIK”) interest) in the early years, with amortization of principal deferred to maturity. Subordinated debt generally allows the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. Subordinated debt is generally more volatile than secured debt and may involve a greater risk of loss of principal. Subordinated debt often includes a PIK feature, which effectively operates as negative amortization of loan principal, thereby increasing credit risk exposure over the life of the debt.

Collateralized Loan Obligations. A CLO is a financing company (generally called a Special Purpose Vehicle or “SPV”), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are typically secured loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, (iii) debt tranches of other CLOs and (iv) equity securities incidental to investments in secured loans. The Fund may invest in lower tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO. In addition, the Fund intends to invest in CLOs consisting primarily of individual secured loans of Borrowers and not repackaged CLO obligations from other high risk pools, although the Fund does intend to invest in some repackaged CLO obligations. The underlying secured loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of the Fund’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place at maturity out of the cash flow generated by the collected claims.

Collateralized Debt Obligations. A CDO is a form of securitization vehicle that issues debt securities in several tranches with different levels of seniority.  The most senior tranche generally will attract the highest investment-grade rating (AAA by S&P, Aaa by Moody’s and/or AAA by Fitch), with the more junior, subordinated tranches attracting successively lower ratings. The most junior, unrated tranche of securities issued by a CDO generally will be entitled to residual cash flows that remain after payment or interest and principal on more senior tranches.  CDOs may be collateralized by a range of financial assets.  CDOs collateralized primarily by corporate loans, generally to non-investment grade and middle market borrowers, are referred to as CLOs.  See “Fund’s Target Investment Portfolio—Collateralized Loan Obligations” for further discussion of CLOs.  Other forms include CDOs, CBOs, by trust preferred securities issued by banks and insurance companies (TruPS CDOs), and by other forms of asset-backed securities (ABS CDOs). Cash flows in a CDO are split into two or more tranches, varying in risk and yield. Normally, CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized as illiquid securities. CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a NRSRO; (iii) the Fund is likely to invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

Exchange Traded Funds.  ETFs are traded similarly to stocks and listed on major stock exchanges.  Potential benefits of ETFs include diversification, cost and tax efficiency, liquidity, marginability, utility for hedging, the ability to go long and short, and (in some cases) quarterly dividends.  An ETF may attempt to track a particular market segment or index.

Index Funds. An Index Fund is a mutual fund with an investment objective of seeking to replicate the performance of a specific securities index.  Index Funds are typically not actively managed, and potential benefits include low operating expenses, broad market exposure and low portfolio turnover.

The Adviser, in conjunction with the Sub-Adviser, will use both a quantitative screening process and a qualitative selection process when selecting securities for investment by the Fund in connection with its strategy.

Investment Strategy – The Sub-Adviser’s Process

The Sub-Adviser assists the Adviser by providing ongoing research, opinions and selecting investments for the Fund’s portfolio. The Sub-Adviser will seek to create an investment portfolio that generates current income and capital appreciation through rigorous, bottom-up credit selection. The portfolio is expected to consist of high yield bonds and bank loans, SDLs and, to a lesser extent, NPLs. The mix of assets will be flexible and responsive to market conditions; however the Adviser and Sub-Adviser expect, under normal circumstances, high yield bonds and bank loans to constitute 30% to 70% of the Fund’s portfolio, and, after the applicable exemptive relief is obtained, SDLs and NPLs to constitute 10% to 65% of the Fund’s portfolio.

The primary types of investments included in the Fund are:

Bank Loans. The Fund expects that a portion of its investments will consist of interests in loans originated by banks and other financial institutions. Bain Capital Credit, the Sub-Adviser’s parent, has managed investments in bank loans since its inception in 1998, and had approximately $18 billion in bank loan assets under management, as of September 30, 2016. The Fund may invest in term loans and revolving loans, loans that pay interest at a fixed or floating rate and loans that are senior or subordinated. However, when investing in bank loans, the Fund targets primarily senior secured loans that pay interest at a floating rate. In addition, the Fund may make investments in stressed or distressed bank loans acquired in secondary market transactions.

High Yield Debt. The Fund expects that a portion of the debt in which the Fund will invest will be rated below investment-grade by one or more nationally recognized statistical rating organizations or are unrated but are, in the Sub-Adviser’s opinion, of comparable credit quality to obligations rated below investment-grade, and have greater credit and liquidity risk than more highly rated debt obligations.  Bain Capital Credit has managed investments in high yield debt since its inception in 1998, and had approximately $3 billion in high yield bonds under management as of September 30, 2016. High yield debt may be purchased in either public or private markets and provide cash, deferred, zero or pay-in-kind payment terms.

Senior Direct Lending. Bain Capital Credit has managed investments in SDL since its inception in 1998, and had approximately $2 billion in senior direct lending assets as of June 30, 2016. SDL investments are typically protected by collateral and can be in the form of asset-based revolving lines of credit or first and second lien loans to companies with EBITDA of $10 million to $150 million. These types of securities usually feature floating cash interest over a benchmark (such as LIBOR) with a floor, a purchase price with a slight discount to par, principal protection in the form of perfected liens on collateral, and a maturity of five to seven years. They differ based on the level (such as a first or second position) and type (such as inventory or property) of collateral protection and amount of scheduled amortization.  The Fund may also engage in subordinated and unitranche direct lending.

Non-Performing Loans.  The Sub-Adviser views NPLs as attractive potential investments as they are candidates for disposal by banks largely because they are non-core and onerous for banks to hold given their high capital charges, lack of cash flow generation, and operationally intense management requirements.  As governments and regulators are increasingly focused on encouraging banks to acknowledge their problematic balance sheets and to recapitalize them, the Sub-Adviser believes that the Fund may acquire NPLs from banks on potentially favorable terms. Bain Capital Credit has built a dedicated NPL team to identify and execute on differentiated portfolios, focusing primarily on complex, atypical collateral where a first mover advantage exists.

Structured Debt and Equity. The Fund may invest in CLOs and other structured products, consisting of CBOs, CDOs and credit-linked notes, including and non-controlling interests in equity and junior debt tranches of CDOs, which include CBOs, CLOs and other securitized products.  Bain Capital Credit is an experienced CLO manager and investor with a strong track record of over 17 years.  Bain Capital Credit’s dedicated Structured Products team manages North American and European CLOs and evaluates opportunities in CLO debt and equity.

The Sub-Adviser selects and monitors investments from the above asset classes based on an analytical approach that generally involves evaluating the following investment characteristics:

Idea Generation. The Sub-Adviser’s professionals identify new investment opportunities primarily through industry analysis and relative value screens conducted by the Sub-Adviser’s investment professionals. Investment opportunities also arise through the Sub-Adviser’s network of relationships including restructuring advisors, commercial and investment banks.

Market Definition. Traditionally, the first step in the Sub-Adviser’s fundamental competitive analysis is defining, as accurately as possible, the market in which a company competes. Market definition generally requires an assessment of the customer needs driving the consumption of a company’s products and services. If the market is defined too narrowly, substitute goods or services may be overlooked, and a company’s ability to affect pricing may be overestimated. Likewise, if the market is defined too broadly, competitive advantage may be underestimated. Many of the tools used in the definition process are derived from methodologies developed at consulting firms.

Market Size and Prospects for Growth. Once a market is defined, the next step in the Sub-Adviser’s analysis is to attempt to determine the dollar size of the market and to assess its growth prospects.  Although market information may often be available through publicly available information, the Sub-Adviser’s professionals are trained to question the available data because of the inherent biases of the reporting authorities (e.g., trade publication, industry group, “independent” consultants). The Sub-Adviser seeks to identify the primary drivers of growth (i.e., demographic trends, buying habits, technological shifts) to validate conclusions drawn by the public information. If validation is not possible, the Sub-Adviser often derives its own industry growth model through primary source research.

Margin Analysis and Cost Structure. After examining the market environment in which a company operates, the Sub-Adviser typically scrutinizes the company’s historical performance and prospects. This analysis centers around the company’s sustainable margins and its quality of earnings. The Sub-Adviser’s professionals attempt to assess the sustainability of a company’s margins over time by tracking and projecting pricing trends in the industry (based on research regarding market definition, size and growth characteristics) and the company’s cost structure relative to its competitors. The Sub-Adviser generally assesses a company’s quality of earnings through detailed margin analysis as well as evaluations of a company’s return on assets, paying particular attention to one-time charges and extraordinary events.

Competitive Landscape. In evaluating a company’s prospects, the Sub-Adviser seeks to identify and assess the current and prospective competitors of that company. The scale economies, technological advantages, and cost efficiencies available to such competitors may then be compared and contrasted in order to benchmark a company’s relative strengths and weaknesses. Although a company may participate in a large, growing and otherwise attractive market, its prospects may depend on its ability to maintain a competitive advantage. The Sub-Adviser’s professionals are trained to rigorously analyze a competitive landscape in order to determine whether a company can be expected to perform at levels consistent with the business plan proffered by the company’s management or other sponsors. A significant portion of this analysis is often conducted through interviews of portfolio company executives, other industry contacts, as well as competitors and suppliers.

Corporate Structure and Access to Capital Markets. The Sub-Adviser generally reviews the corporate structure of each of its investments to understand how the company’s assets are distributed, which subsidiaries have the support of those assets and how any guarantees, liens or pledges will affect an investment in the company. The Sub-Adviser also analyzes an issuer’s capitalization, its financial flexibility, debt amortization requirements, and the covenants, terms and conditions of the issuer’s outstanding debt and equity securities. Reviewing the various covenant levels and compliance issues is an important part of the Sub-Adviser’s investment monitoring system. The Sub-Adviser’s professionals have extensive experience analyzing the corporate structure and covenant issues in each of the targeted asset classes.

Regulatory, Tax and Legal Environment. As part of its review process, the Sub-Adviser generally performs a review of potential regulatory, tax, and legal contingencies to assess any potential negative impact on the company’s value or ability to continue as an ongoing concern.

Underwriting and Due Diligence. The Sub-Adviser’s due diligence and underwriting process for the Fund’s prospective investments includes a review of the operational, financial, legal and industry performance and outlook for the prospective investment, review of industry data and analyst coverage and, if needed, consultation with outside experts regarding the creditworthiness of the borrower and the potential equity upside. These processes will continue during the portfolio monitoring process, when the Sub-Adviser will analyze monthly and/or quarterly financial statements versus previous periods and the budget provided by the borrower, review financial projections, conduct field examinations, meet with management, attend board meetings, review all compliance certificates and covenants and regularly assess the financial and business conditions and prospects of portfolio companies

On-Going Monitoring. Closely monitoring financial performance and market developments of portfolio investments is critical to successful investment management. Accordingly, the Sub-Adviser is actively involved in an on-going portfolio review process. To the extent a portfolio investment is not meeting plan, the Sub-Adviser takes corrective action when appropriate.

Co-Investment Program

Through the Co-Investment Program, the Sub-Adviser will originate investments for the Fund, primarily SDLs or NPLs.  The Fund’s ability to invest through the Co-Investment Program is dependent on the ability of the Sub-Adviser and its affiliates to amend the exemptive relief obtained by the Sub-Adviser’s affiliates to include the Fund.  Prior to the extension of such exemptive relief to the Fund, the Fund will not be able to invest through the Co-Investment Program and, thus, will not be able to fully implement its investment strategy.

It is anticipated that, under the terms of the exemptive relief related to the Co-Investment Program, the Adviser and a majority of the Fund’s independent Trustees will approve of any proposed investment under the Co-Investment Program.

Other Information Regarding Investment Strategy

The Fund may, from time to time, take defensive positions that are inconsistent with the Fund’s principal investment strategy in attempting to respond to adverse market, economic, political or other conditions.  During such times, the Adviser may determine that the Fund should invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities.  In these and in other cases, the Fund may not achieve its investment objective.  The Adviser may invest the Fund’s cash balances in any investments it deems appropriate.  The Adviser expects that such investments will be made, without limitation and as permitted under the 1940 Act, in money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts.  Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program.  Many of the considerations entering into recommendations and decisions of the Adviser and the Fund’s portfolio managers are subjective.  The Fund may engage in borrowings and the use of leverage during its first twelve months of operation, to a limited extent, in acquiring investments.

The frequency and amount of portfolio purchases and sales (known as the “portfolio turnover rate”) will vary from year to year.  It is anticipated that the Fund’s annual portfolio turnover rate will ordinarily be between 25% and 75%.  The portfolio turnover rate is not expected to exceed 100%, but may vary greatly from year to year and will not be a limiting factor when the Adviser deems portfolio changes appropriate.  The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action.  These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund.  Further, the Underlying Funds in which the Fund invests may experience high rates of portfolio turnover.  High rates of portfolio turnover in the Underlying Funds may negatively impact their returns and, thus, negatively impact the returns of the Fund.  Higher rates of portfolio turnover would likely result in higher brokerage commissions and may generate short-term capital gains taxable as ordinary income. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for the advantageous federal tax rates. See “Tax Status” in the Fund’s Statement of Additional Information.

There is no assurance what portion, if any, of the Fund’s investments will qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code.  As a result, there can be no assurance as to what portion of the Fund’s distributions will be designated as qualified dividend income.  See “U.S. Federal Income Tax Matters.”

Additional Restrictions Under the 1940 Act

Unlike an investment company that is registered under the 1940 Act, a BDC generally is subject to only Sections 54 through 65 of the 1940 Act.  As a result, the Company may have greater flexibility with regard to the manner in which it conducts its operations as compared to the Griffin Credit Fund which generally is subject to all of the requirements of the 1940 Act.  For instance, as compared to the limitations imposed on the operation of the Company, the 1940 Act further limits the operation of an investment company in the following ways:

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Capital Structure – Unlike an investment company, the Company is able to issue options, warrants, and rights to convert to voting securities to its officers, employees and board members.  Any issuance of derivative securities requires board and shareholder approval. The Company also may not issue derivative securities to its non-employee directors unless it first obtains an exemptive order from the SEC.  As an investment company, the Griffin Credit Fund does not have the ability to issue such derivative securities.

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Leverage Limitations – The Company is less restricted than an investment company, such as the Griffin Credit Fund, as to the use of leverage. Generally, a BDC may not issue any class of senior security representing an indebtedness unless, immediately after such issuance or sale, it will have asset coverage of at least 200%. Thus, for example, if a BDC has $1 million in assets, it can borrow up to $1 million to purchase additional investment, which would result in assets of $2 million and debt of $1 million. An investment company, such as the Griffin Credit Fund, must have $3 of assets for each dollar of leverage.

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Greater Limitations on Potential Interaction with Affiliates – Unlike traditional investment companies which are subject to the affiliate transaction prohibitions of Section 17 of the 1940 Act, the Company is subject to Section 57 of the 1940 Act, which is a substantially modified and less restrictive version of Section 17.  Section 17 of the 1940 Act prohibits most transactions involving investment companies and their “affiliated persons,” as that term is defined in the 1940 Act.  Section 17 is intended to prevent certain insiders of an investment company from using their access to the investment company to benefit themselves to the detriment of investors in the investment company.  As a result, an investment company generally is prohibited from engaging in any transaction with an affiliate (a “first-tier affiliate”) or an affiliate of any affiliated party (a “second-tier affiliate”).

Section 57 distinguishes between transactions involving “close affiliates” and transactions involving “remote affiliates.” An affiliate transaction with a close affiliate of a BDC is only permitted upon receipt of an exemptive order by the SEC, whereas an affiliate transaction with a remote affiliate of a BDC is permitted upon approval by a majority of the BDC’s disinterested directors.  Under Section 57, a second-tier affiliate of a BDC may be a close affiliate or a remote affiliate, depending on various factors.  Whereas Section 17 would prohibit the Griffin Credit Fund from engaging in a transaction with a second-tier affiliate, the Company may be able to engage in such a transaction depending on the attendant facts and circumstances.

Thus, while the Company may have greater flexibility with regard to how its structures investments and otherwise conducts its operations, the additional limitations imposed by the 1940 Act on a registered investment company, such as the Griffin Credit Fund, may be viewed as providing shareholders with additional protections by limiting the power of management.

RISK FACTORS

An investment in the Fund’s shares is subject to risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds.  This will cause the value of the Fund’s shares to increase or decrease. You could lose money by investing in the Fund. By itself, the Fund does not constitute a balanced investment program. Before investing in the Fund you should consider carefully the following risks. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisers before deciding whether to invest in the Fund.

Risks Related to an Investment in the Fund

Minimal Capitalization Risk.  The Fund is not obligated to raise any specific amount of capital prior to commencing operations.  There is a risk that the amount of capital actually raised by the Fund through the offering of its shares may be insufficient to achieve profitability or allow the Fund to realize its investment objective.  An inability to raise additional capital may adversely affect the Fund’s financial condition, liquidity and results of operations, as well as its compliance with regulatory requirements.  Further, if the Fund is unable to raise sufficient capital, shareholders may bear higher expenses due to a lack of economies of scale.

Allocation Risk. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to allocate effectively the Fund’s assets among the various asset types in which the Fund invests and, with respect to each such asset class, among debt securities.  There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns.

Issuer and Non-Diversification Risk.  The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.  As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers.  The Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.  The value of an issuer’s securities that are held in the Fund’s portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Liquidity Risk.  The Fund is a closed-end investment company structured as an “interval fund” and designed for long-term investors.  Unlike many closed-end investment companies, the Fund’s shares are not listed on any securities exchange and are not publicly traded. There currently is no secondary market for the shares and the Adviser does not expect that a secondary market will develop. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at net asset value. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer.  The Fund’s investments are also subject to liquidity risk.  Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.  Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management Risk.  The net asset value of the Fund changes daily based on the performance of the securities in which it invests. The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular sector and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

Market Risk. An investment in shares is subject to investment risk, including the possible loss of the entire principal amount invested.  An investment in shares represents an indirect investment in the securities owned by the Fund.  The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

Correlation Risk.  The Fund seeks to produce returns that are less correlated to the broader financial markets.  Although the prices of equity securities and fixed-income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem. Because the Fund allocates its investments among different asset classes, the Fund is subject to correlation risk.

Repurchase Policy Risks.  Quarterly repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio securities. However, payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Adviser may take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on any such borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase proceeds by selling investments, the Fund may hold a larger proportion of its net assets in less liquid securities. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s net asset value.

Repurchase of shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets may increase the Fund’s expense ratio, to the extent that additional shares are not sold. In addition, the repurchase of shares by the Fund may be a taxable event to shareholders.

Distribution Policy Risk. The Fund's distribution policy is to make quarterly distributions to shareholders.  All or a portion of a distribution may consist solely of a return of capital (i.e. from your original investment) and not a return of net profit. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Risks Related to the Fund’s Investments

Debt Securities Risk.  When the Fund invests in debt securities, the value of your investment in the Fund will fluctuate with changes in interest rates.  Typically, a rise in interest rates causes a decline in the value of debt securities.  In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.  Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Secured Debt Risk.  Secured debt hold the most senior position in the capital structure of a borrower. Secured debt in most circumstances is fully collateralized by assets of the borrower. Thus, it is generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders. Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of the Fund’s assets may also be affected by other uncertainties such as economic developments affecting the market for senior secured term loans or affecting borrowers generally. Moreover, the security for the Fund’s investments in secured debt may not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated.

Secured debt usually includes restrictive covenants, which must be maintained by the borrower. The Fund may have an obligation with respect to certain senior secured term loan investments to make additional loans upon demand by the borrower. Such instruments, unlike certain bonds, usually do not have call protection. This means that such interests, while having a stated term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a senior loan to be shorter than its stated maturity.

Secured debt typically will be secured by pledges of collateral from the borrower in the form of tangible and intangible assets. In some instances, the Fund may invest in secured debt that is secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the senior secured term loans subsequent to an investment by the Fund.

Subordinated and Unsecured or Partially Secured Loans Risk. The Fund may invest in unsecured loans and secured subordinated loans, including second and lower lien loans. Second lien loans are generally second in line in terms of repayment priority. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. The priority of the collateral claims of third or lower lien loans ranks below holders of second lien loans and so on. Such junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the borrower’s capital structure and possible unsecured or partially secured status, such loans involve a higher degree of overall risk than senior loans of the same borrower.

Structured Products Risk.  The Fund may invest in CDOs and other structured products, consisting of CBOs, CLOs and credit-linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund.

Certain structured products may be thinly traded or have a limited trading market. CLOs and credit-linked notes are typically privately offered and sold.

Bank Loans Risk.  The Fund expects that some of its investments will consist of interests in loans originated by banks and other financial institutions. The loans invested in by the Fund may include term loans and revolving loans, may pay interest at a fixed or floating rate and may be senior or subordinated. Purchasers of bank loans are predominantly commercial banks, investment funds and investment banks. As secondary market trading volumes for bank loans increase, new bank loans are frequently adopting standardized documentation to facilitate loan trading which should improve market liquidity. The bank loan market currently, however, is facing unprecedented levels of illiquidity and volatility. There can be no assurance as to when or even if this current market illiquidity and volatility will abate or that future levels of supply and demand in bank loan trading will provide an adequate degree of liquidity, that the current period of illiquidity will not persist or worsen and that the market will not experience periods of significant illiquidity in the future. In addition, the Fund will make investments in stressed or distressed bank loans which are often less liquid than performing bank loans.

The Fund may acquire interests in bank loans either directly (by way of sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation. A selling institution voting in connection with a potential waiver of a default by a borrower may have interests different from those of the Fund, and the selling institution might not consider the interests of the Fund in connection with its vote. Notwithstanding, most participation agreements with respect to loans provide that the selling institution may not vote in favor of any amendment, modification or waiver that forgives principal, interest or fees, reduces principal, interest or fees that are payable, postpones any payment of principal (whether a scheduled payment or a mandatory prepayment), interest or fees or releases any material guarantee or collateral without the consent of the participant (at least to the extent the participant would be affected by any such amendment, modification or waiver). In addition, many participation agreements with respect to Loans that provide voting rights to the participant further provide that if the participant does not vote in favor of amendments, modifications or waivers, the selling institution may repurchase such participation at par.

Non-Performing Loans Risk.  The Fund’s investments are expected to include investments in non-performing and sub-performing loans which often involve workout negotiations, restructuring and the possibility of foreclosure. These processes are often lengthy and expensive. In addition, the Fund’s investments may include securities and debt obligations of financially distressed issuers, including companies involved in bankruptcy or other reorganization and liquidation proceedings. As a result, the Fund’s investments may be subject to additional bankruptcy related risks, and returns on such investments may not be realized for a considerable period of time.

Direct Lending Risk. To the extent the Fund is the sole lender in privately offered debt, it may be solely responsible for the expense of servicing that debt, including, if necessary, taking legal actions to foreclose on any security instrument securing the debt (e.g., the mortgage or, in the case of a mezzanine loan, the pledge). This may increase the risk and expense to the Fund compared to syndicated or publicly offered debt.

Direct Origination Risk.  A portion of the Fund’s investments may be originated through the Co-Investment Program.  The results of the Fund’s operations depend on several factors, including the availability of opportunities for the origination or acquisition of target investments, the level and volatility of interest rates, the availability of adequate short and long-term financing, conditions in the financial markets and economic conditions.  Further, the Fund’s inability to raise capital and the risk of portfolio company defaults may materially and adversely affect the Fund’s investment originations, business, liquidity, financial condition, results of operations and its ability to make distributions to its shareholders.  In addition, competition for originations of and investments in the Fund’s target investments may lead to the price of such assets increasing, which may further limit its ability to generate desired returns. Also, as a result of this competition, desirable investments in the Fund’s target investments may be limited in the future and the Fund may not be able to take advantage of attractive investment opportunities from time to time, as the Fund can provide no assurance that the Adviser and Sub-Adviser will be able to identify and make investments that are consistent with its investment objective.

Sourcing Investment Opportunities Risk.  The Fund has not identified the potential investments for its portfolio that it will acquire. It cannot be certain that the Adviser and Sub-Adviser will be able to locate a sufficient number of suitable investment opportunities to allow the Fund to fully implement its investment strategy. In addition, privately negotiated investments in loans and illiquid securities of private middle-market companies require substantial due diligence and structuring, and the Fund may not be able to achieve its anticipated investment pace. These factors increase the uncertainty, and thus the risk, of investing in the Fund. To the extent the Fund is unable to deploy its capital, its investment income and, in turn, the results of its operations, will likely be materially adversely affected.

CLO Risk.  In addition to the general risks associated with debt securities and structured products discussed herein, CLOs carry additional risks, including, but not limited to (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

CLO equity and junior debt securities that the Fund may acquire are subordinated to more senior tranches of CLO debt. CLO equity and junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same securities. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the liabilities of a CLO at inception exceed its total assets. Though not exclusively, the Fund will typically be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it is invested.  The Fund may recognize phantom taxable income from its investments in the subordinated tranches of CLOs and structured notes.  See “Tax Status” in the Fund’s Statement of Additional Information.

Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO.  During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the initial par amount of collateral prior to the effective date.  An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions of the CLO on equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than face value of their investment.

The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in the CLO’s payments to the Fund.  In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive.  Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Fund may make.  If any of these occur, it could adversely affect the Fund’s operating results and cash flows.

The Fund’s CLO investments are exposed to leveraged credit risk. If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to senior secured loan defaults, then cash flow that otherwise would have been available to pay distributions to the Fund on its CLO investments may instead be used to redeem any senior notes or to purchase additional senior secured loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full. The Fund’s CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on the Company’s net assets.

Mezzanine Securities Risk.  Most of the Fund’s mezzanine securities and other investments (if any) are expected to be unsecured and made in companies whose capital structures have significant indebtedness ranking ahead of the investments, all or a significant portion of which may be secured. While the securities and other investments may benefit from the same or similar financial and other covenants as those enjoyed by the indebtedness ranking ahead of the investments and may benefit from cross-default provisions and security over the portfolio company’s assets, some or all of such terms may not be part of particular investments. Mezzanine securities and other investments generally are subject to various risks including, without limitation: (i) a subsequent characterization of an investment as a “fraudulent conveyance”; (ii) the recovery as a “preference” of liens perfected or payments made on account of a debt in the 90 days before a bankruptcy filing; (iii) equitable subordination claims by other creditors; (iv) so-called “lender liability” claims by the issuer of the obligations; and (v) environmental liabilities that may arise with respect to collateral securing the obligations.

High Yield Debt Risk.  A substantial portion of the high yield debt in which the Fund intends to invest are rated below investment-grade by one or more nationally recognized statistical rating organizations or are unrated but of comparable credit quality to obligations rated below investment-grade, and have greater credit and liquidity risk than more highly rated debt obligations. Lower-rated securities may include securities that have the lowest rating or are in default. High yield debt is generally unsecured and may be subordinate to other obligations of the obligor. The lower rating of high yield debt reflects a greater possibility that adverse changes in the financial condition of the obligor or in general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the obligor to make payment of principal and interest. Many issuers of high yield debt are highly leveraged, and their relatively high debt-to-equity ratios create increased risks that their operations might not generate sufficient cash flow to service their debt obligations. In addition, many issuers of high yield debt may be in poor financial condition, experiencing poor operating results, having substantial capital needs or negative net worth or be facing special competitive or product obsolescence problems, and may include companies involved in bankruptcy or other reorganizations or liquidation proceedings. Certain of these securities may not be publicly traded, and therefore it may be difficult to obtain information as to the true condition of the issuers. Overall declines in the below investment-grade bond and other markets may adversely affect such issuers by inhibiting their ability to refinance their debt at maturity. High yield debt is often less liquid than higher rated securities.

High yield debt is often issued in connection with leveraged acquisitions or recapitalizations in which the issuers incur a substantially higher amount of indebtedness than the level at which they had previously operated. High yield debt has historically experienced greater default rates than has been the case for investment-grade securities. The Fund may also invest in equity securities issued by entities with unrated or below investment-grade debt.

High yield debt may also be in the form of zero-coupon or deferred interest bonds, which are bonds which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero-coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Such investments experience greater volatility in market value due to changes in the interest rates than bonds that that provide for regular payments of interest.

Investing in lower-rated securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities, including a high degree of credit risk. Lower-rated securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers/issues of lower-rated securities may be more complex than for issuers/issues of higher quality debt securities. Securities that are in the lowest rating category are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default and/or to be unlikely to have the capacity to pay interest and repay principal. The secondary markets on which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the value of the Fund’s portfolio. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.

The use of credit ratings as the sole method of evaluating lower-rated securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of lower-rated securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was rated.

Preferred Securities Risk. There are various risks associated with investing in preferred securities, including credit risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights and special redemption rights.  Interest rate risk is, in general, the risk that the price of a debt security falls when interest rates rise.  Securities with longer maturities tend to be more sensitive to interest rate changes.  Credit risk is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due.  Holders of preferred securities may not receive dividends, or the payment can be deferred for some period of time.  In bankruptcy, creditors are generally paid before the holders of preferred securities.

Convertible Securities Risk.  Convertible securities are hybrid securities that have characteristics of both bonds and common stocks and are subject to risks associated with both debt securities and equity securities.  Convertible securities are similar to fixed-income securities because they usually pay a fixed interest rate (or dividend) and are obligated to repay principal on a given date in the future.  The market value of fixed-income and preferred securities tends to decline as interest rates increase and tends to increase as interest rates decline.  Convertible securities have characteristics of a fixed-income security and are particularly sensitive to changes in interest rates when their conversion value is lower than the value of the bond or preferred share.  Fixed-income and preferred securities also are subject to credit risk, which is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due.  In addition, the Fund may invest in fixed-income and preferred securities rated less than investment grade that are sometimes referred to as high yield or “junk bonds.” These securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality securities.  Fixed-income and preferred securities also may be subject to prepayment or redemption risk.  If a convertible security held by the Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the issuing company’s common stock or cash or sell it to a third party at a time that may be unfavorable to the Fund.  In addition, the Fund may invest in fixed-income and preferred securities rated less than investment grade that are sometimes referred to as high yield or “junk bonds.” These securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality securities.  Such securities also may be subject to resale restrictions.  The lack of a liquid market for these securities could decrease the Fund’s share price.  Convertible securities with a conversion value that is the same as the value of the bond or preferred share have characteristics similar to common stocks.  The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Leveraging Risk.  The use of leverage, such as borrowing money to purchase securities, by the Fund will magnify the Fund’s gains or losses.  The use of leverage via short selling and short positions in futures contracts will also magnify the Fund’s gains or losses.  Generally, the use of leverage also will cause the Fund to have higher expenses (especially interest and/or short selling related dividend expenses) than those of funds that do not use such techniques.  In addition, a lender to the Fund may terminate or refuse to renew any credit facility.  If the Fund is unable to access additional credit, it may be forced to sell investments at inopportune times, which may further depress the returns on the Fund.

The Company is less restricted than an investment company, such as the Griffin Credit Fund, as to the use of leverage. Generally, a BDC may not issue any class of senior security representing an indebtedness unless, immediately after such issuance or sale, it will have asset coverage of at least 200%. (Thus, for example, if a BDC has $1 million in assets, it can borrow up to $1 million to purchase additional investment, which would result in assets of $2 million and debt of $1 million.) An investment company, such as the Griffin Credit Fund, must have $3 of assets for each dollar of leverage.

Credit Risk.  There is a risk that debt issuers will not make payments, resulting in losses to the Fund.  In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes.  Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund.  Lower credit quality also may affect liquidity and make it difficult to sell the security.  Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities, thereby reducing the value of your investment in Fund shares.  In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

Originated Investments Risks.  The Fund may originate certain of its investments with the expectation of later syndicating a portion of such investment to third parties. Prior to such syndication, or if such syndication is not successful, the Fund’s exposure to the originated investment may exceed the exposure that the Adviser and Sub-Adviser intended to have over the long-term or would have had had it purchased such investment in the secondary market rather than originating it.

Private Investment Fund Risk. The Fund may invest in private investment funds, including “hedge funds,” which pursue alternative investment strategies. Certain investment instruments and techniques that a private fund may use are speculative and involve a high degree of risk. Because of the speculative nature of a private fund’s investments and trading strategies, the Fund may suffer a significant or complete loss of its invested capital in one or more private funds. A shareholder will also bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses. In addition, interests in a private fund may also be illiquid.

Valuation of Private Investments.  While the valuation of the Fund’s publicly-traded securities are more readily ascertainable, the Fund’s ownership interest in private investments (including Private Corporate Debt Investments) are not publicly traded and the Fund will use a third party pricing service to provide pricing information for private investments.   The fair value of loans, securities and other investments that are not publicly traded may not be readily determinable, and the Fund will value these investments at fair value as determined in good faith by the Board, including to reflect significant events affecting the value of the Fund’s investments. Many of the Fund’s investments, including a number of its bank loans and senior direct lending investments, will be classified as Level 3 under Topic 820 of the U.S. Financial Accounting Standards Board’s Accounting Standards Codification, as amended, Fair Value Measurements and Disclosures (“ASC Topic 820”). This means that the Fund’s portfolio valuations will be based on unobservable inputs and the Fund’s own assumptions about how market participants would price the asset or liability in question. The Fund expects that inputs into the determination of fair value of the Fund’s portfolio investments will require significant management judgment or estimation. Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information. The Fund expects to retain the services of one or more independent service providers to review the valuation of these loans and securities. The types of factors that the Board may take into account in determining the fair value of the Fund’s investments generally include, as appropriate, comparison to publicly-traded securities including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, the Fund’s determinations of fair value may differ materially from the values that would have been used if a ready market for these loans and securities existed. The Fund’s net asset value could be adversely affected if the Board’s determinations regarding the fair value of the Fund’s investments were materially higher than the values that the Fund ultimately realizes upon the disposal of such loans and securities.

Option Writing Risk.  If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, the Fund would lose the entire premium it paid for the option.  The risk involved in writing a put option is that there could be a decrease in the market value of the underlying future, security, currency or other asset.  If this occurred, the option could be exercised and the underlying future, security, currency or other asset would then be sold to the Fund at a higher price than its current market value.  The risk involved in writing a call option is that there could be an increase in the market value of the underlying future, security, currency or other asset.  If this occurred, the option could be exercised and the underlying future, security, currency or other asset would then be sold by the Fund at a lower price than its current market value.

Medium and Small Capitalization Company Risk. Some issuers of the Fund’s investments may be medium or small capitalization companies which may be newly formed or have limited product lines, distribution channels, and financial or managerial resources. The risks associated with these investments are generally greater than those associated with investments in the securities of larger, more-established companies. The Fund does not maintain a policy limiting its ability to invest in medium or small capitalization companies. This may cause the Fund’s NAV to be more volatile when compared to investment companies that focus only on large capitalization companies. Generally, securities of medium and small capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate, and generally are more volatile than those of larger companies. Compared to large companies, smaller companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth, and (v) shorter operating histories. Further, the equity securities of smaller companies are often traded over-the-counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

Foreign Investment Risk. Foreign securities may be issued and traded in foreign currencies. As a result, changes in exchange rates between foreign currencies may affect their values in U.S. dollar terms. For example, if the value of the U.S. dollar goes up, compared to a foreign currency, a loan payable in that foreign currency will go down in value because it will be worth fewer U.S. dollars. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. The Fund may employ hedging techniques to minimize these risks, but the Fund can offer no assurance that the Fund will, in fact, hedge currency risk or, that if the Fund does, such strategies will be effective.

The political, economic, and social structure of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. A government may take over assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise stockholder rights, and pursue legal remedies with respect to foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and to take into account with respect to the Fund’s investments in foreign securities. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the United States. The procedures and rules governing foreign transactions and custody (holding of the Fund’s assets) may involve delays in payment, delivery or recovery of money or investments. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies, and some countries may lack uniform accounting and auditing standards. Thus, there may be less information publicly available about foreign companies than about most U.S. companies. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices. Dividend and interest income from foreign securities may be subject to withholding taxes by the country in which the issuer is located, and the Fund may not be able to pass through to its shareholders foreign tax credits or deductions with respect to these taxes.

Cybersecurity Risk. Cybersecurity refers to the combination of technologies, processes and procedures established to protect information technology systems and data from unauthorized access, attack or damage. The Fund and its affiliates and third-party service providers are subject to cybersecurity risks. Cyber security risks have significantly increased in recent years and the Fund could suffer such losses in the future. The Fund’s and its affiliates’ and third-party service providers’ computer systems, software and networks may be vulnerable to unauthorized access, computer viruses or other malicious code and other events that could have a security impact. If one or more of such events occur, this potentially could jeopardize confidential and other information, including nonpublic personal information and sensitive business data, processed and stored in, and transmitted through, computer systems and networks, or otherwise cause interruptions or malfunctions in the Fund’s operations or the operations of their respective affiliates and third-party service providers. This could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect the Fund’s business, financial condition or results of operations. Privacy and information security laws and regulation changes, and compliance with those changes, may result in cost increases due to system changes and the development of new administrative processes. In addition, the Fund may be required to expend significant additional resources to modify the Fund’s protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks.

Possible Risk of Conflicts

Allocation of Investment Opportunities Risk. The Sub-Adviser may manage or advise multiple investment vehicles or accounts that have investment objectives that are similar to the Fund and that may seek to make investments or sell investments in the same securities or other instruments, sectors or strategies as the Fund. This may create potential conflicts, particularly in circumstances where the availability of such investment opportunities is limited (e.g., in local and emerging markets, high yield securities, fixed income securities, regulated industries, small capitalization and initial public offerings/new issues) or where the liquidity of such investment opportunities is limited.  From time to time, the Sub-Adviser may determine to refer certain conflicts of interest to the Allocation Committee, comprised of senior Bain Capital Credit personnel, for review and resolution, particularly in situations where the Sub-Adviser and other affiliated investment advisers are unable to resolve such conflicts. Similarly, the Allocation Committee may in its sole discretion determine to review and make determinations regarding certain conflicts of interest.

The Sub-Adviser does not receive performance-based compensation in respect of its investment management activities on behalf of the Fund, but may simultaneously manage other investment vehicles or accounts for which the Sub-Adviser receives greater fees or other compensation (including performance-based fees or allocations) than they receive in respect of the Fund. The simultaneous management of other investment vehicles or accounts that pay greater fees or other compensation than the Fund may create a conflict of interest as the Sub-Adviser may have an incentive to favor accounts with the potential to receive greater fees. For instance, the Sub-Adviser may be faced with a conflict of interest when allocating scarce investment opportunities given the possibly greater fees from accounts that pay performance-based fees. To address these types of conflicts, the Sub-Adviser has adopted policies and procedures under which it will allocate investment opportunities in a manner that it believes is consistent with their obligations as investment advisers. However, the amount, timing, structuring or terms of an investment by the Fund may differ from, and performance may be lower than, the investments and performance of other investment vehicles or accounts.

Conflict of Interest Created by Valuation Process for Certain Portfolio Holdings.  The Fund expects to make many of its portfolio investments in the form of loans and securities that are not publicly traded and for which no market based price quotation is available. As a result, the Board will determine the fair value of these loans and securities in good faith.  In connection with that determination, investment professionals from the Adviser and Sub-Adviser may provide the Board with valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. While the valuation for certain portfolio investments that each constitutes a material portion of the Fund’s portfolio and that does not have a readily available market quotation will be reviewed by an independent valuation firm at least once annually, the ultimate determination of fair value will be made by the Board and not by such third-party valuation firm. With regard to NPLs, such investments will be valued in accordance with the valuation procedures adopted by the Fund and will not be reviewed by an independent valuation firm.  In addition, each of the interested members of the Board has an indirect pecuniary interest in the Adviser. The participation of the Adviser’s investment professionals in the Fund’s valuation process, and the pecuniary interest in the Adviser by certain members of the Board, could result in a conflict of interest as the Adviser’s management fee is based, in part, on the value of the Fund’s assets.

Conflicts of Interest Related to Direct Origination.  In the ordinary course of business, the Fund may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that the Fund does not engage in any prohibited transactions with any persons affiliated with the Fund, we have implemented certain written policies and procedures whereby the Fund’s executive officers screen each of the Fund’s transactions for any possible affiliations between the proposed portfolio investment and the Fund, companies controlled by the Fund or its executive officers and directors. The Fund will not enter into any agreements unless and until it is satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek review and approval by the Board of Trustees or exemptive relief for such transaction. The Board of Trustees will review these procedures on a periodic basis and approve any transaction relying on exemptive relief.

SECTION F — MANAGEMENT OF THE GRIFFIN CREDIT FUND

The Fund is a party to contractual arrangements with various parties, including, among others, the Credit Adviser, the Sub-Adviser, the Distributor, the fund administrator, and the Transfer Agent, who provide services to the Fund. Shareholders are not parties to, or intended (“third-party”) beneficiaries of, any such contractual arrangements, and such contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Fund. Neither this Proxy Statement/Prospectus, nor the related Statement of Additional Information, is intended, or should be read, to be or to give rise to an agreement or contract between the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

Trustees and Officers

The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Adviser and Sub-Adviser. On January 17, 2017, the Fund held its organizational meeting of the Board, and at such meeting, the Board ratified the appointment of the following five trustees (each, a “Trustee”): Dr. Randy Anderson (Chairman), Robb Chapin, Ira Cohen, Nathan Headrick and Kevin Shields. Therefore, the Board is currently comprised of five Trustees. The Trustees are responsible for the Fund’s overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and supervising the Fund’s Adviser. The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board, are set forth under “Management” in the Statement of Additional Information.

Investment Adviser

The Credit Adviser, located at Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, CA 90245, serves as the Griffin Credit Fund’s investment adviser. The Credit Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The Credit Adviser is a Delaware limited liability company formed in 2016, for the purpose of advising the Griffin Credit Fund. The Credit Adviser is controlled by Griffin Capital Company, LLC, a Delaware limited liability company, which is controlled by Kevin Shields because he controls more than 25% of the voting interests of Griffin Capital Company, LLC as of the date of this Proxy Statement/Prospectus.

Under the general supervision of the Griffin Credit Fund’s Board, the Adviser will carry out the investment and reinvestment of the net assets of the Griffin Credit Fund, will furnish continuously an investment program with respect to the Griffin Credit Fund, determine which securities should be purchased, sold or exchanged. In addition, the Adviser will supervise and provide oversight of the Griffin Credit Fund’s service providers. The Credit Adviser will furnish to the Griffin Credit Fund office facilities, equipment and personnel for servicing the management of the Griffin Credit Fund. The Credit Adviser will compensate all Adviser personnel who provide services to the Griffin Credit Fund. In return for these services, facilities and payments, the Griffin Credit Fund has agreed to pay the Adviser as compensation under the Investment Advisory Agreement a monthly management fee computed at the annual rate of 1.85% of the daily net assets. The Credit Adviser may employ research services and service providers to assist in the Adviser’s market analysis and investment selection.

A discussion regarding the basis for the Board of Trustees’ approval of the Griffin Credit Fund’s Investment Advisory Agreement will be available in the Griffin Credit Fund’s semi-annual report to shareholders for fiscal period ending June 30, 2017.

The Credit Adviser and the Griffin Credit Fund have entered into the Expense Limitation Agreement under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Griffin Credit Fund (including offering expenses, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that they exceed 2.60%, 3.35%, and 2.35% per annum of the Griffin Credit Fund’s average daily net assets attributable to Class A, Class C and Class I, respectively.  With regard to the Class F, the Adviser has agreed contractually to waive its fees and to pay or absorb the operating expenses of the Griffin Credit Fund, to the extent that they exceed 1.85% per annum of the Griffin Credit Fund’s average daily net assets attributable to Class F.

In consideration of the Adviser’s agreement to limit the Griffin Credit Fund’s expenses, the Griffin Credit Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement will be made only for fees and expenses paid not more than three years from the end of the fiscal year in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded. Other than with respect to the Class F shares, the Expense Limitation Agreement will remain in effect, at least until March 1, 2018 unless and until the Board approves its modification or termination. The Expense Limitation Agreement may be terminated only by the Griffin Credit Fund’s Board of Trustees on 60 days written notice to the Adviser. After March 1, 2018 the Expense Limitation Agreement may be renewed at the Adviser’s and Board’s discretion.  The Expense Limitation with respect to Class F shares will continue on an ongoing basis so long as any Class F shares are outstanding.

Investment Sub-Adviser

The Credit Adviser has engaged the Sub-Adviser, BCSF Advisors, LP, an SEC registered investment adviser pursuant to the provisions of the Advisers Act, to provide ongoing research, opinions and recommendations regarding the Fund’s investment portfolio. The Sub-Adviser is an affiliate of Bain Capital Credit, Bain Capital Credit was formed in 1998 as the credit investing arm of Bain Capital one of the world’s premier alternative investment firms, with over $75 billion in assets under management as of December 31, 2016.  The Sub-Adviser has entered into a resource sharing agreement with Bain Capital Credit, pursuant to which Bain Capital Credit will provide the Sub-Adviser with experienced investment professionals and access to the resources of Bain Capital Credit.  All references to the Sub-Adviser shall include the relevant professionals from Bain Capital Credit, as applicable.  Bain Capital Credit invests across the full spectrum of credit strategies, including leveraged loans, high-yield bonds, distressed debt, direct lending, structured products, NPLs and equities. With offices in Boston, Chicago, New York, London, Dublin, Hong Kong and Melbourne, Bain Capital Credit and its subsidiaries have a global footprint with approximately $33.1 billion in assets under management as of December 31, 2016.

Investment Committee

The Credit Adviser has established an Investment Committee comprised of six persons (the “Committee”) responsible for: setting overall investment policies and strategies of the Adviser; approval of Private Corporate Debt Investments being considered for investment by the Fund; establishing allocation targets for the investment portfolio of the Fund among the investments in which the Fund intends to invest; and generally overseeing the activities of the Portfolio Managers (see below).

The members of the Committee, and their professional background and experience, are as follows:

Kevin A. Shields — Mr. Shields is the Chief Executive Officer and is a Principal of the Adviser, a position he has held since its inception in 2017.  Mr. Shields also serves as the Fund’s President and a member of the Board of Trustees, positions he has held since the Fund’s formation. Mr. Shields is also Chairman and Chief Executive Officer of Griffin Capital, which he founded in 1995, and is the chief executive officer of our exclusive wholesale marketing agent, Griffin Capital Securities, LLC and controls our adviser through his ownership of Griffin Capital. Griffin Capital, through a wholly-owned subsidiary, owns Griffin Capital Securities, LLC. Mr. Shields also serves as the Chief Executive Officer of Griffin Capital Advisor, LLC, a position he has held since its inception in 2014, and as a Trustee of the Board of Trustees of Griffin Institutional Access Real Estate Fund (“GIREX”), a position he has held since its inception in 2014.  Mr. Shields also currently serves as Chief Executive Officer and Chairman of the board of directors of Griffin Capital Essential Asset REIT, Inc. (“GCEAR”) and Griffin Capital Essential Asset REIT II, Inc. (“GCEAR II”), two public non-traded REITs sponsored by Griffin Capital, positions he has held since each company's formation in 2008 and 2013, respectively. He is also President and a member of the board of directors of the Company, positions he has held since the company's formation in May 2014. He also serves as a non-voting special observer of the board of directors and member of the investment committee of Griffin-American Healthcare REIT III, Inc., a public non-traded REIT co-sponsored by Griffin Capital. Before founding Griffin Capital, from 1993 to 1994, Mr. Shields was a Senior Vice President and head of the Structured Real Estate Finance Group at Jefferies & Company, Inc., a Los Angeles-based investment bank. During his tenure at Jefferies, Mr. Shields focused on originating structured lease bond product with a particular emphasis on sub-investment grade lessees. While there, he consummated the first securitized forward lease bond financing for a sub-investment grade credit tenant. From 1992 to 1993, Mr. Shields was the President and Principal of Terrarius Incorporated, a firm engaged in the restructuring of real estate debt and equity on behalf of financial institutions, corporations, partnerships and developers. Prior to founding Terrarius, from 1986 to 1992, Mr. Shields served as a Vice President in the Real Estate Finance Department of Salomon Brothers Inc. in both New York and Los Angeles. During his tenure at Salomon, Mr. Shields initiated, negotiated, drafted and closed engagement, purchase and sale and finance agreements. Mr. Shields holds a J.D. degree, an MBA, and a B.S. degree in Finance and Real Estate from the University of California at Berkeley.

Randy I. Anderson Ph.D., CRE — Dr. Anderson serves as Chief Investment Officer and is a Principal of the Adviser, a position he has held since its inception in 2017, and as Chairman of the Board of Trustees, a position he has held since the Fund’s formation. In addition, Dr. Anderson serves as President of Griffin Capital Asset Management Company, LLC, and has held such position since September 2015.  Dr. Anderson also serves as the Chief Investment Officer of Griffin Capital Advisor, LLC, a position he has held since its inception in 2014, and as Chairman of the Board of Trustees of GIREX, a position he has held since its inception in 2014.  Additionally, Dr. Anderson serves as the Chief Economist of Griffin Capital, a position he has held since joining Griffin Capital in 2014.  Dr. Anderson has also been Executive Vice President of Griffin Benefit-Street Partners BDC Corp. and its registered investment adviser, GBA since May 2014. From 2012-2013, Dr. Anderson held several senior executive positions at Bluerock Real Estate LLC, including founding partner of the Bluerock Total Income + Real Estate Fund, where he was the Portfolio Manager.  Dr. Anderson served as the Howard Phillips Eminent Scholar Chair and Professor of Real Estate at the University of Central Florida from 2008 through 2013, where he was responsible for growing the real estate program, including the establishment of the Professional MS in Real Estate.  While at the University of Central Florida, Dr. Anderson was a member of the University Foundation Investment Sub-Committee which provides investment advice for the endowment, was the academic member of the Florida Association of Realtors Education Foundation Advisory Board, and was an ex-officio board member of the Central Florida Commercial Association of Realtors.  In 2007, Dr. Anderson was President, Chief Executive Officer, and founding partner of Franklin Square Capital Partners, where he helped establish, strategically organize, and capitalize the firm.  From 2005 through 2007, Dr. Anderson also served as Chief Economist for CNL Financial Group as well as Divisional President for CNL Real Estate Advisors.  Prior to CNL, Dr. Anderson was the Chief Economist and Director of Research for the Marcus and Millichap Company from 2002 through 2005 and Vice President of Research at Prudential Real Estate Advisors from 2001 through 2002.

Dr. Anderson is a former co-editor of the Journal of Real Estate Portfolio Management and the Journal of Real Estate Literature.  Dr. Anderson received the Kinnard Young Scholar Award from the American Real Estate Society, an award which recognizes outstanding real estate scholarship for young academics, served as the Executive Director for the American Real Estate Society, was named a Homer Hoyt Fellow and a NAIOP Distinguished Fellow, and has been invited to guest lecture at leading global universities.  Dr. Anderson received his B.A. in Finance from North Central College in 1991 as a Presidential Scholar and holds a Ph.D. in Finance as a Presidential Fellow from the University of Alabama, where he graduated with highest distinction in 1996.

David C. Rupert — Mr. Rupert has served as a member of the Investment Committee of our adviser since its inception in 2017. Mr. Rupert has also served as the President of Griffin Capital since 2010, and served as Chief Operating Officer of Griffin Capital from 2000-2008. Mr. Rupert also serves as Chief Executive Officer of the Company, a position he has held since the company’s formation in 2014, as Executive Vice President of GCEAR a position he has held since July 2015, and as Executive Vice President of GCEAR II, a position he has held since the company’s formation in November 2014.  In addition, Mr. Rupert serves as Vice President of Phillips Edison Grocery Center REIT III, Inc., a position he has held since 2016. Mr. Rupert also previously served as President of Griffin Capital Essential Asset REIT, Inc. from July 2012 through June 2015. Mr. Rupert’s 30 years of commercial real estate and finance experience includes over $9 billion of transactions executed on four continents: North America, Europe, Asia and Australia. From July 2009 to August 2010, Mr. Rupert co-headed an opportunistic hotel fund in partnership with The Olympia Companies, a hotel owner-operator with more than 800 employees, headquartered in Portland, Maine. From March 2008 through June 2009 Mr. Rupert was a partner in a private equity firm focused on Eastern Europe, in particular extended stay hotel and multifamily residential development, and large scale agribusiness in Ukraine. From 1999-2000, Mr. Rupert served as President of CB5, a real estate and restaurant development company that worked closely with the W Hotel division of Starwood Hotels. From 1997-1998 Mr. Rupert provided consulting services in the U.S. and UK to Lowe Enterprises, a Los Angeles-headquartered institutional real estate management firm. From 1986-1996, Mr. Rupert was employed at Salomon Brothers in New York, where he served in various capacities, including the head of REIT underwriting, and provided advice, raised debt and equity capital and provided brokerage and other services for leading public and private real estate institutions and entrepreneurs. Since 1984, Mr. Rupert has served on the Advisory Board to Cornell University’s Endowment for Real Estate Investments, and in August 2010 Mr. Rupert was appointed Co-Chairman of this Board. For more than 15 years, Mr. Rupert has lectured in graduate-level real estate and real estate finance courses in Cornell’s masters-level Program in Real Estate, where he is a founding Board Member. Mr. Rupert received his B.A. degree from Cornell in 1979 and his MBA from Harvard in 1986.

Howard S. Hirsch — Mr. Hirsch has served as a member of the Investment Committee of the Adviser since its inception in 2017. He also serves as Vice President and Secretary of the Adviser.  Mr. Hirsch serves as Vice President and General Counsel - Securities of Griffin Capital, positions he has held since June 2014. In addition, Mr. Hirsch serves as Vice President and Secretary of Griffin Capital Advisor, LLC, positions he has held since its inception in 2014.  Mr. Hirsch serves as Vice President and Secretary of the Company, positions he has held since its inception in 2014.  Mr. Hirsch is Vice President and Secretary of GCEAR II, and has held these positions since June 2014 and is Vice President and Assistant Secretary of GCEAR, and has held these positions since January 2015. Prior to joining Griffin Capital in June 2014, Mr. Hirsch was a shareholder at the law firm of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC in Atlanta, Georgia. From July 2007 through the time he joined Baker Donelson in April 2009, Mr. Hirsch was counsel at the law firm of Bryan Cave LLP in Atlanta, Georgia. Prior to joining Bryan Cave LLP, from July 1999 through July 2007, Mr. Hirsch worked at the law firm of Holland and Knight LLP in Atlanta, Georgia, where he was an associate and then a partner. Mr. Hirsch has over 15 years of experience in public securities offerings, SEC reporting, corporate and securities compliance matters, and private placements. He previously handled securities, transactional and general corporate matters for various publicly-traded and non-traded REITs. Mr. Hirsch's experience also includes registrations under the Securities Act, reporting under the Exchange Act of 1934, and advising boards of directors and the various committees of public companies. He has counseled public companies on corporate governance best practices and compliance matters, and has represented issuers on SEC, FINRA, and “Blue Sky” regulatory matters in connection with registrations of public offerings of non-traded REITs and real estate partnerships. He also has experience representing broker dealers on various FINRA compliance matters. Mr. Hirsch earned his B.S. from Indiana University and his J.D. from The John Marshall Law School in Chicago, Illinois.

Spencer Propper — Mr. Propper serves as Vice President and is a Principal of the Adviser. Additionally, Mr. Propper serves as Vice President, Product Development of Griffin Capital, a position he has held since joining Griffin Capital in 2014.  In addition, Mr. Propper serves as Vice President of Griffin Capital Advisor, LLC, a position he has held since its inception in 2014, and as Associate Portfolio Manager of the GIREX, a position he has held since its inception in 2014.  Previously, Mr. Propper was a Director at Lakemont Group, a boutique real estate investment banking and consulting firm. Within this role Mr. Propper provided portfolio management services to the Bluerock Total Income Plus Real Estate Fund. Additionally, at the Lakemont Group, Mr. Propper was responsible for overseeing projects for a variety of clients including pension funds, private equity firms and publicly traded real estate companies and specialized in structured finance, market analysis and strategic due diligence. Mr. Propper holds a Masters of Business Administration and Bachelor of Science in Finance and Real Estate from the University of Central Florida.

Joseph E. Miller — Mr. Miller serves as Chief Financial Officer of the Adviser and Treasurer of the Fund. Mr. Miller is the Treasurer of GIREX, and the Chief Financial Officer of GIREX’s adviser, Griffin Capital Advisor, LLC, and has held these positions since June 2014. In addition, Mr. Miller is the Chief Financial Officer and Treasurer of GCEAR II, and has held these positions since February 2014. In addition, Mr. Miller is the Chief Financial Officer of Griffin Capital Essential Asset Advisor II, LLC and has served as Griffin Capital’s Chief Financial Officer since February 2007, where he is responsible for all of Griffin Capital’s and Griffin Capital Essential Asset Advisor II, LLC’s accounting, finance, information technology systems and human resources functions. Mr. Miller also currently serves as Chief Financial Officer and Treasurer of GCEAR, and has held these positions since August 2008. Mr. Miller has 25 years of real estate experience in public accounting and real estate investment firms. Prior to joining our sponsor, from 2001 to January 2007, Mr. Miller served as the Vice President and Corporate Controller, and later the Senior Vice President of Business Operations, for PS Business Parks, a publicly-traded REIT. At PS Business Parks, Mr. Miller was initially responsible for SEC filings, property-level accounting, and all financial reporting. Upon assuming the role of Senior Vice President of Business Operations, Mr. Miller was responsible for the financial operations of the real estate portfolio, policies and procedures of the organization, and information technology systems. From 1997 to 2001, Mr. Miller was the Corporate Controller for Maguire Properties, formerly Maguire Partners, where he was responsible for the accounting operations, treasury functions, and information technology systems. Before joining Maguire, from 1994 to 1997, Mr. Miller was an audit manager with Ernst & Young LLP where he was responsible for attestation engagements for financial services and real estate companies, and he also worked on initial public offering teams for real estate investment companies going public. Mr. Miller also worked with KPMG, where he became a certified public accountant. Mr. Miller received a B.S. in Business Administration, Accounting from California State University, Northridge, and an M.B.A. from the University of Southern California.

Portfolio Managers

Jonathan DeSimone and Andrew Carlino of the Sub-Adviser are the Fund’s portfolio managers.  Messrs. DeSimone and Carlino have primary responsibility for management of the Fund’s investment portfolio and have served the Fund in this capacity since it commenced operations in 2017.

The portfolio managers’ professional background and experience are as follows:

Jonathan DeSimone — Mr. DeSimone joined Bain Capital Credit in 2002. He is a Managing Director, a Credit Committee member and the Chief Investment Officer of Bain Capital Credit’s Liquid Credit business including separate accounts and dedicated funds. He serves as the Portfolio Manager for the Bain Capital Senior Loan Fund, Bain Capital High Income Partnership and Bain Capital Credit’s separate accounts in liquid credit. Prior to his current role, Mr. DeSimone covered the Enterprise Services and Chemicals industries. In addition, he opened Bain Capital Credit’s London office and served as its head from 2005 to 2009. Previously, Mr. DeSimone was a Manager at Bain & Company where he worked in the firm’s Private Equity Practice performing strategic due diligence and post-acquisition strategy assessments. Mr. DeSimone received an M.B.A. from the Amos Tuck School of Business at Dartmouth College as an Edward Tuck Scholar with Highest Distinction and a B.A. from Georgetown University.

Andrew Carlino — Mr. Carlino joined Bain Capital Credit in 2002. He is a Managing Director and Portfolio Manager in Liquid Credit. Prior to his current role, Mr. Carlino was responsible for investments in the Airlines, Aerospace & Defense, and Homebuilding & Building Product sectors. Previously, Mr. Carlino was a consultant for The Boston Consulting Group where he worked on engagements in the Healthcare, Software and Retail Banking sectors. He also spent five years in the US Air Force as an intelligence officer. Mr. Carlino received an M.B.A. from The University of Chicago Booth Graduate School of Business and a B.S. from the United States Air Force Academy

Messrs. DeSimone and Carlino each receive a salary, retirement plan benefits and performance-based bonus from the Sub-Adviser or its affiliates.  Because the Portfolio Managers may manage assets for other pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) (collectively “Client Accounts”), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Sub-Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, a portfolio manager may have an incentive to not favor the Fund over the Client Accounts. The Sub-Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

As of January 31, 2017, Messrs. DeSimone and Carlino are responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	1	$30M	0	$0
Other Pooled Investment Vehicles	4	$4,308M	1	$1,643M
Other Accounts	30	$8,328M	9	$2,635M

As of January 31, 2017, Messrs. DeSimone and Carlino owned no Fund shares.

Administrator and Accounting Agent

ALPS Fund Services, Inc. (“ALPS”), located at 1290 Broadway, Suite 1100, Denver, CO 80203, serves as Administrator and Accounting Agent.  For its services as Administrator and Accounting Agent, the Fund pays ALPS the greater of a minimum fee or fees based on the annual net assets of the Fund (with such minimum fees subject to an annual cost of living adjustment) plus out of pocket expenses.

Transfer Agent

DST Systems, Inc., located at 333 W. 11th Street, Kansas City, Missouri 64105, serves as transfer agent.

Custodian

The Bank of New York Mellon Trust Company, National Association (the “Custodian”), located at 601 Travis Street, 16th Floor, Houston, Texas 77002, serves as custodian for the securities and cash of the Fund’s portfolio.  Under a Custody Agreement, the Custodian holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties.

Estimated Fund Expenses

The Adviser is obligated to pay expenses associated with providing the services stated in the Investment Advisory Agreement, including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund. The Adviser is obligated to pay the fees of any Trustee of the Fund who is affiliated with it.

ALPS is obligated to pay expenses associated with providing the services contemplated by a Fund Services Administration Agreement (administration and accounting), including compensation of and office space for its officers and employees and administration of the Fund.

The Fund pays all other expenses incurred in the operation of the Fund including, among other things, (i) expenses for legal and independent accountants’ services, (ii) costs of printing proxies, share certificates, if any, and reports to shareholders, (iii) charges of the custodian and Transfer Agent in connection with the Fund’s dividend reinvestment policy, (iv) fees and expenses of independent Trustees, (v) printing costs, (vi) membership fees in trade association, (vii) fidelity bond coverage for the Fund’s officers and Trustees, (viii) errors and omissions insurance for the Fund’s officers and Trustees, (ix) brokerage costs, (x) taxes, (xi) costs associated with the Fund’s quarterly repurchase offers, (xii) distribution and shareholder servicing fees, (xiii) investment-related expenses, incurred in connection with identifying, sourcing, evaluating, valuing, researching, diligencing, monitoring, acquiring, selling or restricting investments, whether or not completed, including fees and other compensation payable to third parties in connection therewith and travel expenses incurred by the Sub-Adviser or its affiliates incurred in connection with the Fund’s affairs, and (xiv) other extraordinary or non-recurring expenses and other expenses properly payable by the Fund. The expenses incident to the offering and issuance of shares to be issued by the Fund will be recorded as a reduction of capital of the Fund attributable to the shares.

Class A and Class C shares are subject to a monthly shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to the respective share class.  In addition, Class C shares are subject to a 0.75% distribution fee. Class C shares will pay to the Distributor a Distribution Fee that will accrue at an annual rate equal to 0.75% of the Fund’s average daily net assets attributable to Class C shares and is payable on a quarterly basis.

On the basis of the anticipated size of the Fund, it is estimated that the Fund’s annual operating expenses will be approximately $3,500,000, which includes offering costs and does not take into account the effect of the Expense Limitation Agreement between the Fund and the Adviser. However, no assurance can be given, in light of the Fund’s investment objective and policies and the fact that the Fund’s offering is continuous and shares are sold on a best efforts basis that actual annual operating expenses will not be substantially more or less than this estimate.

The initial operating expenses for a new fund, including start-up costs, which may be significant, may be higher than the expenses of an established fund. Costs incurred in connection with the organization of the Fund, estimated at $61,543 will be borne by the Fund. The Fund will pay organizational costs and offering expenses incurred with respect to the offering of its shares from the proceeds of the offering. For tax purposes, offering costs cannot be deducted by the Fund or the Fund’s shareholders. Therefore, for tax purposes, the expenses incident to the offering will be deferred and amortized to expense over a 12 month period, such that deferred offering costs will be zero at the completion of the first year of operations, and expenses incident to the issuance of shares by the Fund will be recorded as a reduction of capital of the Fund attributable to the shares.

The Investment Advisory Agreement authorizes the Adviser to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions. Any commission, fee or other remuneration paid to an affiliated broker or dealer is paid in compliance with the Fund’s procedures adopted in accordance with Rule 17e-1 under the 1940 Act.

Control Persons

A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of control. As of the date of this Proxy Statement/Prospectus, the Fund could be deemed to be under control of the Adviser, which had voting authority with respect to approximately 100% of the value of the outstanding interests in the Fund on such date. However, it is expected that once the Fund commences investment operations and its shares are sold to the general public that the Adviser’s control will be diluted until such time as the Fund is controlled by its unaffiliated shareholders.

Indemnification

The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

SECTION G —  DETERMINATION OF NET ASSET VALUE OF THE GRIFFIN CREDIT FUND

Net Asset Value

The net asset value of shares of the Fund is determined daily, as of the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern time). Each Class F share will be offered at net asset value. During the continuous offering, the price of the shares will increase or decrease on a daily basis according to the net asset value of the shares. In computing net asset value, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations.

If market quotations are not readily available, securities are valued at fair value as determined by the Board of Trustees. The Board has delegated the day to day responsibility for determining these fair values in accordance with the policies it has approved to the Adviser.  Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.  Like all investments that are valued at fair value, the Private Debt Funds will be difficult to value.  There is no single standard for determining fair value of a security.  Likewise, there can be no assurance that the Fund will be able to purchase or sell a portfolio security at the fair value price used to calculate a Fund’s NAV.  Rather, in determining the fair value of a security for which there are no readily available market quotations, the Adviser may consider several factors, including: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.  The Adviser may also consider periodic financial statements (audited and unaudited) or other information provided by the issuer.

With respect to Private Corporate Debt Investments, the Adviser has engaged an independent third-party valuation specialist to assist in valuing such securities in certain circumstances where a market price is not readily available. The factors that may be considered with respect to the valuation of Private Corporate Debt Investments include:

•	the size and scope of a portfolio company and its specific strengths and weaknesses;

•	prevailing interest rates for like securities;

•	expected volatility in future interest rates;

•	leverage;

•	call features, put features and other relevant terms of the debt;

•	the borrower’s ability to adequately service its debt;

•	the fair market value of the portfolio company in relation to the face amount of its outstanding debt;

•	the quality of collateral securing the Fund’s debt investments;

•	multiples of EBITDA, cash flows, net income, revenues or, in some cases, book value or liquidation value; and

•	other factors deemed applicable.

All of these factors may be subject to adjustments based upon the particular circumstances of a security or the Fund’s actual investment position.

The Adviser will provide the Board of Trustees with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable to that period, and that identify issues and valuation problems that have arisen, if any. To the extent deemed necessary by the Adviser, the Fair Value Pricing Committee of the Board will review any securities valued by the Adviser in accordance with the Fund’s valuation policies.

Non-dollar-denominated securities, if any, are valued as of the close of the NYSE at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of net asset value materially have affected the value of the securities.  Trading may take place in foreign issues held by the Fund, if any, at times when the Fund is not open for business. As a result, the Fund’s net asset value may change at times when it is not possible to purchase or sell shares of the Fund. The Fund may use a third party pricing service to assist it in determining the market value of securities in the Fund’s portfolio. The Fund’s net asset value per share is calculated, on a class-specific basis, by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses of the Fund, less the Fund’s other liabilities by the total number of shares outstanding.

For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined.  If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day.  If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Board shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a like manner.  Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities.  Securities trading on the National Association of Securities Dealers Automated Quotations, Inc. (“NASDAQ”) are valued at the NASDAQ official closing price.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, are valued at the mean of the current bid and asked prices as reported by the NASDAQ or, in the case of securities not reported by the NASDAQ or a comparable source, as the Board deems appropriate to reflect their fair market value.  Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Trustees believes reflect most closely the value of such securities.

SECTION H — THE GRIFFIN CREDIT FUND CONFLICTS OF INTEREST

Conflicts of Interest – Adviser

The Adviser may provide investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Fund (“Adviser Accounts”).  The Fund has no interest in these activities. The Adviser and the investment professionals, who on behalf of the Adviser, provide investment advisory services to the Fund, are engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Adviser Accounts. Such persons devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate.  Set out below are practices that the Adviser follows.

Participation in Investment Opportunities

Directors, principals, officers, employees and affiliates of the Adviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund.  As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Adviser, or by the Adviser for the Adviser Accounts, if any, that are the same as, different from or made at a different time than, positions taken for the Fund.

Conflicts of Interest – Sub-Adviser

As a result of arrangements with Bain Capital Credit, the parent of the Sub-Adviser, there may be times when the Sub-Advisor or such persons have interests that differ from those of shareholders, giving rise to a conflict of interest.

Conflicts Related to Obligations of Bain Capital Credit or the Portfolio Managers. Bain Capital Credit employees, including the Portfolio Managers, serve, or may serve, as officers, directors, members, or principals of entities that operate in the same or a related line of business as we do, or of investment funds, accounts, or investment vehicles managed by Bain Capital Credit and/or its affiliates. Similarly, Bain Capital Credit and its affiliates may have other clients with similar, different or competing investment objectives.

In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of us or our stockholders. For example, Bain Capital Credit has management responsibilities for other investment funds, accounts and investment vehicles. There is a potential that the Fund will compete with these funds, and other entities managed by Bain Capital Credit and its affiliates, for capital and investment opportunities. As a result, Bain Capital Credit and the Portfolio Managers who are affiliated with Bain Capital Credit will face conflicts in the allocation of investment opportunities among the Fund and the investment funds, accounts and investment vehicles managed by Bain Capital Credit and its affiliates. Bain Capital Credit intends to allocate investment opportunities among eligible investment funds, accounts and investment vehicles in a manner that is fair and equitable over time and consistent with its allocation policy. However, the Sub-Adviser can offer no assurance that such opportunities will be allocated to the Fund fairly or equitably in the short-term or over time. The Fund expects that Bain Capital Credit and the Sub-Adviser will agree with the Board that, subject to applicable law, allocations among the Fund and other investment funds, accounts and investment vehicles managed by Bain Capital Credit will generally be made based on capital available for investment in the asset class being allocated and the respective governing documents of such investment funds, accounts and investment vehicles. It is expected that available capital for Fund investments will be determined based on the amount of cash on-hand, existing commitments and reserves, if any, the targeted leverage level, targeted asset mix and diversification requirements and other investment policies and restrictions set by our Board or as imposed by applicable laws, rules, regulations or interpretations. However, there can be no assurance that the Fund will be able to participate in all investment opportunities that are suitable.

Restricted Ability to Enter Into Transactions with Affiliates. The Fund is prohibited under the 1940 Act from participating in certain transactions with affiliates without the prior approval of the Fund’s independent Trustees and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of the Fund’s outstanding voting securities will be an affiliate for purposes of the 1940 Act, and the Fund is generally prohibited from buying or selling any security from or to such affiliate without the prior approval of the Fund’s independent Trustees. The Fund considers the Sub-Adviser and its affiliates, including Bain Capital Credit, to be affiliates for such purposes. The 1940 Act also prohibits certain “joint” transactions with certain of affiliates without prior approval of the Fund’s independent Trustees and, in some cases, of the SEC. The Fund is prohibited from buying or selling any security from or to any person who owns more than 25% of the Fund’s voting securities or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC.

The Fund may, however, invest alongside Bain Capital Credit’s investment funds, accounts and investment vehicles in certain circumstances where doing so is consistent with our investment strategy as well as applicable law and SEC staff interpretations. For example, we may invest alongside such investment funds, accounts and investment vehicles consistent with guidance promulgated by the SEC staff to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that Bain Capital Credit, acting on the Fund’s behalf and on behalf of such investment funds, accounts and investment vehicles, negotiates no term other than price. We may also invest alongside Bain Capital Credit’s investment funds, accounts and investment vehicles as otherwise permissible under regulatory guidance, applicable regulations and Bain Capital Credit’s allocation policy. If the Fund is prohibited by applicable law from investing alongside Bain Capital Credit’s investment funds, accounts and investment vehicles with respect to an investment opportunity, the Fund will not participate in such investment opportunity. This allocation policy provides that allocations among us and investment funds, accounts and investment vehicles managed by the Sub-Adviser and its affiliates will generally be made pro rata based on capital available for investment, as determined, in the case of the Fund, by the Board as well as the terms of the Fund’s governing documents and those of such investment funds, accounts and investment vehicles. It is the Sub-Adviser’s policy to base determinations on such factors as: the amount of cash on-hand, existing commitments and reserves, if any, targeted leverage level, targeted asset mix and diversification requirements and other investment policies and restrictions set by the Board or imposed by applicable laws, rules, regulations or interpretations. The Sub-Adviser expects that these determinations will be made similarly for investment funds, accounts and investment vehicles managed by Bain Capital Credit. However, there can be no assurance that investment opportunities will be allocated to the Fund fairly or equitably in the short-term or over time.

In situations where co-investment with investment funds, accounts and investment vehicles managed by Bain Capital Credit is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between our interests and those of Bain Capital Credit’s clients, subject to the limitations described in the preceding paragraph, Bain Capital Credit will need to decide which client will proceed with the investment. Moreover, except in certain limited circumstances as permitted by the 1940 Act, such as when the only term being negotiated is price, we will be unable to invest in any issuer in which an investment fund, account or investment vehicle managed by Bain Capital Credit has previously invested. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. These restrictions will limit the scope of investment opportunities that would otherwise be available.  See also “Allocation of Investment Opportunities Among the Fund and Other Funds Advised by Affiliated Investment Advisers” below.

The Fund’s ability to invest through co-investment transactions is dependent on the ability of the Sub-Adviser and its affiliates to amend the exemptive relief obtained by the Sub-Adviser’s affiliates to include the Fund.  Prior to the extension of such exemptive relief to the Fund, the Fund will not be able to invest through the Co-Investment Program and, thus, will not be able to fully implement its investment strategy. The Sub-Adviser believes that co-investment by the Fund and investment funds, accounts and investment vehicles managed by Bain Capital Credit may afford the Fund additional investment opportunities and an ability to achieve greater diversification.

Operation in a Highly Competitive Market for Investment Opportunities. The business of investing in assets meeting the Fund’s investment objective is highly competitive. Competition for investment opportunities includes a growing number of nontraditional participants, such as hedge funds, senior Private Debt Funds, including BDCs, and other private investors, as well as more traditional lending institutions and competitors. Some of these competitors may have access to greater amounts of capital and to capital that may be committed for longer periods of time or may have different return thresholds than the Fund, and thus these competitors may have advantages not shared by the Fund. Furthermore, many of the Fund’s competitors are not subject to the regulatory restrictions that the 1940 Act imposes on the Fund. Increased competition for, or a diminishment in the available supply of, investments suitable for the Fund could result in lower returns on such investments. Moreover, the identification of attractive investment opportunities is difficult and involves a high degree of uncertainty. The Fund may incur significant expenses in connection with identifying investment opportunities and investigating other potential investments which are ultimately not consummated, including expenses relating to due diligence, transportation, legal expenses and the fees of other third party advisors.

The Fund may also compete for investment opportunities with investment funds, accounts and investment vehicles managed by Bain Capital Credit. Although Bain Capital Credit will allocate opportunities in accordance with its policies and procedures, allocations to such investment funds, accounts and investment vehicles will reduce the amount and frequency of opportunities available to us and may not be in the best interests of the Fund and our shareholders. Moreover, the performance of investments will not be known at the time of allocation.

Resolution of Conflicts. The Sub-Adviser will approach all conflicts of interest using its best judgment, but in its sole discretion. When conflicts arise between the Fund, on the one hand, and a fund advised by the Sub-Adviser or its affiliates, on the other hand, the Sub-Adviser will represent the interests of the Fund, and the other participating investment adviser will represent the interests of the fund it advises. In resolving conflicts, the Sub-Adviser and the other affiliated investment advisers will generally consider various factors, including the interests of the Fund and the funds they advise in the context of both the immediate issue at hand and the longer term course of dealing among the Fund and the funds they advise. From time to time, the Sub-Adviser and other affiliated investment advisers may determine to refer certain conflicts of interest to the Allocation Committee, comprised of senior Bain Capital Credit personnel, for review and resolution, particularly in situations where the Sub-Adviser and other affiliated investment advisers are unable to resolve such conflicts. Similarly, the Allocation Committee may in its sole discretion determine to review and make determinations regarding certain conflicts of interest. See also “Allocation of Investment Opportunities Among the Fund, Other Investment Advisor Funds and Related Funds” below.

When conflicts arise between the Fund, on the one hand, and another fund advised by an affiliated investment adviser, on the other hand, the Sub-Adviser will resolve the conflict. In doing so, it will generally consider various factors, including the interests of the Fund and the other fund advised by the affiliated investment adviser with respect to the immediate issue and/or with respect to the longer term course of dealing among the Fund and the other fund advised by the affiliated investment adviser. In the case of such conflicts involving the Fund and other funds advised by the affiliated investment adviser, the Sub-Adviser’s determination as to which factors are relevant, and the resolution of such conflicts will be made in the Sub-Adviser’s sole discretion except as required by the governing documents of the Fund. There can be no assurance that the Sub-Adviser will be able to resolve all conflicts in a manner that is favorable to the Fund.

Allocation of Investment Opportunities Among the Fund and Other Funds Advised by Affiliated Investment Advisers. The Sub-Adviser and Bain Capital Credit sponsor and manage various investment vehicles (including managed accounts), and each expects to form new investment vehicles in the future, some of which have and will have an investment strategy or objective that overlaps (in whole or in part) with those of the Fund. Certain funds are subject to investment allocation requirements (the “Investment Allocation Requirements”). Investment Allocation Requirements may be set forth in the instrument under which such fund was established (such as a fund’s limited partnership agreement (or analogous organizational document) or private placement memorandum), or in side letters.

Other funds advised by affiliated investment advisers, as well as investment vehicles formed in the future, will make certain investments that are appropriate for the Fund, and the Fund may receive a smaller allocation of any such investment or no allocation at all as a result. These relationships are likely to present conflicts of interest in determining how much, if any, of certain investment opportunities to offer to the Fund. Subject to any Investment Allocation Requirements, opportunities for investments will be allocated among the Fund and other funds advised by affiliated investment advisers in a manner that the Sub-Adviser and the applicable affiliated investment advisers, believe in their sole discretion to be appropriate given factors they believe to be relevant. Such factors with respect to the Fund on the one hand, and the other funds advised by affiliated investment advisers on the other, and/or with respect to the target, as applicable, will generally include, but are not necessarily limited to, the following:

•	investment objectives and investment focus;
•	target’s geography, nature of its business and scale;
•	transaction sourcing;
•	liquidity and reserves;
•	diversification;
•	lender covenants and other limitations;
•	amount of capital available for investment, as well as projected future capacity for
•	investment;
•	targeted rate of return;
•	stage of development of the prospective portfolio company or other investment and anticipated holding period of the prospective portfolio company;
•	portfolio composition;
•	suitability as a follow-on investment for a current portfolio company;
•	the availability of other suitable investments;
•	risk considerations;
•	cash flow considerations;
•	asset class restrictions;
•	industry and other allocation targets;
•	minimum and maximum investment size requirements;
•	tax implications;
•	legal, contractual or regulatory constraints; and
•	any other relevant limitations imposed by or conditions set forth in the applicable offering documents and limited partnership agreements (or analogous organizational documents) of each fund.

Bain Capital Credit, the Sub-Adviser, and affiliated investment advisers have substantial discretion in allocating investment opportunities. The foregoing methodology for allocation of investment opportunities will likely vary over time and will be on a case-by-case basis.

In connection with its investment activities, the Sub-Adviser and the other affiliated investment advisers have in the past and may in the future encounter situations in which they must determine how to allocate investment opportunities among various clients and other persons, which may include, but are not limited to, the following:

1)	the Fund and other funds advised by affiliated investment advisers for which this is a suitable investment;

2)
any co-investment vehicles that have been formed to invest side-by-side with one or more of the Fund, or other funds advised by affiliated investment advisers in all or particular transactions entered into by such fund(s) (the investors in such co-investment vehicles may include employees, business associates and other “friends and family” of Bain Capital Credit or its personnel; individuals and entities that are also Fund shareholders; and/or individuals and entities that are not Fund shareholders (“Third Parties”));

3)
Fund shareholders and/or Third Parties that wish to make direct investments (i.e., not through an investment vehicle) side-by-side with one or more of the Fund or other funds advised by affiliated investment advisers in particular transactions entered into by the Fund or such other funds advised by affiliated investment advisers; and

4)	Fund shareholders and/or Third Parties acting as “co-sponsors” with the Fund with respect to a particular transaction.

Bain Capital Credit has adopted policies and procedures relating to the allocation of investment opportunities among the Fund, other funds advised by affiliated investment advisers and/or Third Parties co-investing with the Fund, and will make allocation determinations consistently therewith to the extent such policies and procedures apply to a particular investment opportunity. From time to time, Bain Capital Credit or other affiliated investment advisers may determine to refer certain investment opportunities to the Allocation Committee for review and resolution, particularly in situations where the Sub-Adviser and other affiliated investment advisers are unable to resolve conflicts in the allocation of investment opportunities among the Fund, other funds advised by affiliated investment advisers and/or Third Parties coinvesting with the Fund. Similarly, the Allocation Committee may in its sole discretion determine to review and make determinations regarding certain allocations of investment opportunities.

Affiliated Party Brokerage

The Credit Adviser and its affiliates, as well as the Sub-Adviser and its affiliates, will not purchase securities or other property from, or sell securities or other property to, the Griffin Credit Fund, except that the Griffin Credit Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Griffin Credit Fund as a result of common officers, directors, advisers, members, managing general partners or common control. These transactions would be effected in circumstances in which the Adviser determined that it would be appropriate for the Griffin Credit Fund to purchase and another client to sell, or the Griffin Credit Fund to sell and another client to purchase, the same security or instrument each on the same day.

The Credit Adviser, as well as the Sub-Adviser, places its trades under a policy adopted by the Trustees pursuant to Section 17(e) and Rule 17(e)(1) under the 1940 Act which places limitations on the securities transactions effected through the Distributor.  The policy of the Griffin Credit Fund with respect to brokerage is reviewed by the Trustees from time to time.  Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

SECTION I — QUARTERLY REPURCHASES OF THE GRIFFIN CREDIT FUND SHARES

Once each quarter, the Fund will offer to repurchase at net asset value no less than 5% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below).  The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act).  Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”).  Shares will be repurchased at the NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”). The Fund expects its first Repurchase Request Deadline will be during the second calendar quarter of 2017.

Shareholders will be notified in writing about each quarterly repurchase offer, how they may request that the Fund repurchase their shares and the “Repurchase Request Deadline,” which is the date the repurchase offer ends.  Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline.  The time between the notification to shareholders and the Repurchase Request Deadline may vary from no more than 42 days to no less than 21 days.  Payment pursuant to the repurchase will be made by checks to the shareholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date.  The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

Determination of Repurchase Offer Amount

The Board of Trustees, or a committee thereof, in its sole discretion, will determine the number of shares for each share class that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

Notice to Shareholders

No less than 21 days and more than 42 days before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Shareholder Notification”).  The Shareholder Notification will contain information shareholders should consider in deciding whether to tender their shares for repurchase. The notice also will include detailed instructions on how to tender shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Repurchase Payment Deadline”).  The notice also will set forth the NAV that has been computed no more than seven days before the date of notification, and how shareholders may ascertain the NAV after the notification date.

Repurchase Price

The repurchase price of the shares will be the NAV of the share class as of the close of regular trading on the NYSE on the Repurchase Pricing Date. You may call 1-888-926-2688 to learn the NAV. The notice of the repurchase offer also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer.

Contingent Deferred Sales Charge

Class F shares are not subject to a contingent deferred sales charge.

Repurchase Amounts and Payment of Proceeds

Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline.  Payment pursuant to the repurchase offer will be made by check to the shareholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date.  The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2.00% of the outstanding shares of the Fund on the Repurchase Request Deadline.  If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2.00% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis.  However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

Suspension or Postponement of Repurchase Offer

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

Liquidity Requirements

The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the notice is sent to shareholders until the Repurchase Pricing Date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline.  The Board of Trustees has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase offer and the liquidity requirements described in the previous paragraph.  If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board of Trustees will take whatever action it deems appropriate to ensure compliance.

Consequences of Repurchase Offers

Repurchase offers will typically be funded from available cash or sales of portfolio securities. Payment for repurchased shares, however, may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would, thus increasing the Fund’s portfolio turnover and potentially causing the Fund to realize losses. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase amounts by selling Fund investments, the Fund may hold a larger proportion of its assets in less liquid securities.  The sale of portfolio securities to fund repurchases also could reduce the market price of those underlying securities, which in turn would reduce the Fund’s net asset value.

Repurchase of the Fund’s shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets would increase the Fund’s expense ratio, to the extent that additional shares are not sold and expenses otherwise remain the same (or increase). In addition, the repurchase of shares by the Fund will be a taxable event to shareholders.

The Fund is intended as a long-term investment. The Fund’s quarterly repurchase offers are a shareholder’s only means of liquidity with respect to his or her shares.  Shareholders have no rights to redeem or transfer their shares, other than limited rights of a shareholder’s descendants to redeem shares in the event of such shareholder’s death pursuant to certain conditions and restrictions. The shares are not traded on a national securities exchange and no secondary market exists for the shares, nor does the Fund expect a secondary market for its shares to exist in the future.

SECTION J — DISTRIBUTION POLICY AND DISTRIBUTION REINVESTMENT POLICY OF THE GRIFFIN CREDIT FUND

Distributions

The dividends and distribution policy of the Company and the Griffin Credit Fund are similar but vary in that the Company pays distributions monthly and the Griffin Credit Fund intends to pay quarterly dividends. If the Reorganization is approved, the distribution policy for investors in the Company will change from receiving distributions monthly to quarterly.

Dividend Reinvestment Plan

Both the Company and the Griffin Credit Fund have dividend reinvestment policies.

Subject to the Company’s Board’s discretion and applicable legal restrictions, the Company intends to authorize and declare cash distributions on a monthly basis and pay such distributions on either a monthly or quarterly basis beginning no later than the first calendar quarter after the month in which the minimum offering requirement is met. The Company’s distributions may exceed its earnings, particularly during the period before the Company has substantially invested the net proceeds from its public offering. Therefore, portions of the distributions that the Company makes may represent a return of capital to stockholders for tax purposes that will lower their tax basis in their common stock and reduce the amount of funds the Company has for investment in targeted assets.

For those investors who do not “opt in” to the dividend reinvestment plan their interest in the Company will be diluted over time, relative to those investors who do “opt in” to have their distributions used to purchase additional shares of our common stock.

The Company has adopted an “opt in” distribution reinvestment plan pursuant to which stockholders may elect to have the full amount of stockholders’ cash distributions reinvested in additional common stock. This means that any investor who purchases shares of our common stock in this offering may elect to participate in our distribution reinvestment plan by making a written election to participate in such plan on his or her subscription agreement at the time he or she subscribes for shares. Any distributions of our common stock pursuant to our distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state. Participants in our distribution reinvestment plan are free to participate in or terminate participation in the distribution plan by providing written notice to the reinvestment agent so that such notice is received by the reinvestment agent no later than the record date fixed by the board of directors for the applicable distribution. A participant may terminate its participation in the distribution plan by providing written notice to the reinvestment agent so that such notice is received at least two days prior to any distribution record date. If such notice of termination is received by the reinvestment agent at least two days prior to any distribution record date, it will be effective immediately; otherwise, such termination will be effective only with respect to any subsequent distribution. If stockholders do not elect to participate in the plan stockholders will automatically receive any distributions the Company declares in cash. For example, if our board of directors authorizes, and the Company declares, a cash distribution and stockholders have “opted in” to our distribution reinvestment plan, then stockholders will have stockholders’ cash distributions reinvested in additional common stock rather than receiving the cash distributions. In such case, stockholders’ reinvested distributions will purchase common stock at a price equal to 95% of the price that common stock is sold in the offering at the semi-monthly closing immediately following the distribution payment date. For example, if the purchase price is $10.00, then the price is 95% of $10.00, or $9.50 per share with proceeds of $9.50 to us. Stockholders reinvesting distributions may purchase shares of our common stock at a price above or below our then current net asset value per share and shareholders may experience dilution. In the event that this offering is suspended or terminated, then the reinvestment purchase price will be the net asset value per share. Common stock issued pursuant to our distribution reinvestment plan will have the same voting rights as common stock offered pursuant to this Proxy Statement/Prospectus.

If stockholders wish to receive stockholders’ distributions in cash, no action will be required on stockholders’ part to do so. If stockholders are a registered stockholder, stockholders may elect to have stockholders’ entire distribution reinvested in common stock by notifying the reinvestment agent and the Transfer Agent and registrar, in writing so that such notice is received by the reinvestment agent no later than the record date for distributions to stockholders. If stockholders elect to reinvest stockholders’ distributions in additional shares of common stock, the reinvestment agent will set up an account for common stock stockholders acquire through the plan and will hold such common stock in non-certificated form. If stockholders’ common stock is held by a broker or other financial intermediary, stockholders may “opt in” to our distribution reinvestment plan by notifying stockholders’ broker or other financial intermediary of stockholders’ election.

The Company intends to use newly issued common stock to implement the plan. The number of shares of common stock the Company will issue to stockholders is determined by dividing the total dollar amount of the distribution payable to stockholders by a price equal to 95% of the price that common stock is sold in the offering at the closing immediately following the distribution date.

There will be no selling commissions, dealer manager fees or other sales charges to stockholders if stockholders elect to participate in the distribution reinvestment plan. The Company will pay the reinvestment agent’s fees under the plan.

If stockholders receive stockholders’ cash distributions in the form of common stock, stockholders generally are subject to the same federal, state and local tax consequences as stockholders would be had stockholders elected to receive stockholders’ distributions in cash. Stockholders’ basis for determining gain or loss upon the sale of common stock received in a distribution from the Company will be equal to the total dollar amount of the distribution payable in cash. Any common stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which shares of common stock are credited to stockholders’ account.

The Company reserves the right to amend, suspend or terminate the distribution reinvestment plan. The Company may terminate the plan upon notice in writing mailed to stockholders at least 30 days prior to any record date for the payment of any distribution by us. Stockholders’ may terminate stockholders’ account under the plan by filling out the transaction request form located at the bottom of stockholders’ statement and sending it to the plan.

All correspondence concerning the plan should be directed to the Plan Administrator at Griffin-Benefit Street Partners BDC Corp., c/o DST Systems, Inc., P.O. Box 219133, Kansas City, MO 64121-9133 or to Griffin Capital Advisor Services Department at (888) 926-2688.

The Company has filed the complete form of its distribution reinvestment plan with the SEC as an exhibit to this registration statement of which this Proxy Statement/Prospectus is a part. Stockholders may obtain a copy of the plan by request of the reinvestment agent or by contacting the Transfer Agent or the Company.

The Griffin Credit Fund will operate under a dividend reinvestment policy administered by the Transfer Agent. Pursuant to the policy, the Griffin Credit Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in the same class of shares of the Griffin Credit Fund.

Shareholders automatically participate in the dividend reinvestment policy, unless and until an election is made to withdraw from the policy on behalf of such participating shareholder. Shareholders who do not wish to have Distributions automatically reinvested should so notify the Transfer Agent in writing at Griffin-Bain Institutional Access Credit Fund, c/o DST Systems, Inc., 430 W. 7th St., Kansas City, MO 64105-1407. Such written notice must be received by the Transfer Agent 30 days prior to the record date of the Distribution or the shareholder will receive such Distribution in shares through the dividend reinvestment policy. Under the dividend reinvestment policy, the Griffin Credit Fund’s Distributions to shareholders are reinvested in full and fractional shares as described below.

When the Griffin Credit Fund declares a Distribution, the Transfer Agent, on the shareholder’s behalf, will receive additional authorized shares from the Griffin Credit Fund either newly issued or repurchased from shareholders by the Griffin Credit Fund and held as treasury stock. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Griffin Credit Fund’s net asset value per share.

The Transfer Agent will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Transfer Agent will hold shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those shares purchased pursuant to the dividend reinvestment policy.  Each participant, nevertheless, has the right to request certificates for whole and fractional shares owned.  The Griffin Credit Fund will issue certificates in its sole discretion.  The Transfer Agent will distribute all proxy solicitation materials, if any, to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the dividend reinvestment policy, the Transfer Agent will administer the dividend reinvestment policy on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder’s name and held for the account of beneficial owners participating under the dividend reinvestment policy.

Neither the Transfer Agent nor the Griffin Credit Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the dividend reinvestment policy, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “U.S. Federal Income Tax Matters.”

The Griffin Credit Fund reserves the right to amend or terminate the dividend reinvestment policy. There is no direct service charge to participants with regard to purchases under the dividend reinvestment policy; however, the Griffin Credit Fund reserves the right to amend the dividend reinvestment policy to include a service charge payable by the participants.

All correspondence concerning the dividend reinvestment policy should be directed to the Transfer Agent at Griffin Institutional Access Credit Fund, c/o DST Systems, Inc., 430 W. 7th St., Kansas City, MO 64105-1407.  Certain transactions can be performed by calling the toll free number 1-888-926-2688.

SECTION K — U.S. FEDERAL INCOME TAX MATTERS RELATING TO THE GRIFFIN CREDIT FUND SHARES

The following briefly summarizes some of the important U.S. federal income tax consequences to shareholders of investing in the Fund’s shares, reflects the U.S. federal income tax law as of the date of this Proxy Statement/Prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate, tax-exempt and foreign investors. Investors should consult their tax advisers regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of the Fund that acquires, holds and/or disposes of shares of the Fund, and reflects provisions of the Code, existing Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this Proxy Statement/Prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. For more detailed information regarding tax considerations, see the Statement of Additional Information.  There may be other tax considerations applicable to particular investors such as those holding shares in a tax deferred account such as an IRA or 401(k) plan.  In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

The Fund intends to elect to be treated and to qualify each year for taxation as a regulated investment company under Subchapter M of the Code. In order for the Fund to qualify as a regulated investment company, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to U.S. federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting these distribution requirements.  Shareholders will not be subject to the alternative minimum tax.

The Fund intends to make distributions of investment company taxable income after payment of the Fund’s operating expenses no less frequently than annually. Unless a shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional shares of the Fund pursuant to the dividend reinvestment policy.  For U.S. federal income tax purposes, all dividends are generally taxable whether a shareholder takes them in cash or they are reinvested pursuant to the reinvestment policy into additional shares of the Fund. Distributions of the Fund’s investment company taxable income (including short-term capital gains) will generally be treated as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Distributions of the Fund’s net capital gains (“capital gain dividends”), if any, are taxable to shareholders as long-term capital gains, regardless of the length of time shares have been held by shareholders. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder of the Fund (assuming the shares are held as a capital asset).  This summary does not include a discussion of, and no advice is provided with respect, to the U.S. federal income tax consequences of any redemption of shares pursuant to the Fund’s election to operate as an interval fund under the 1940 Act.

The Fund will inform its shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

SECTION L — DESCRIPTION OF THE GRIFFIN CREDIT FUND’S CAPITAL STRUCTURE AND SHARES

The Fund is an unincorporated statutory trust established under the laws of the State of Delaware upon the filing of a Certificate of Trust with the Secretary of State of Delaware on April 5, 2016. The Fund’s Declaration of Trust (the “Declaration of Trust”) provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of shares, subject to a $1 billion limit on the Fund.  The Fund does not intend to hold annual meetings of its shareholders.

The Fund intends to offer four different classes of shares: Class A, Class C, Class F and Class I shares.  Class F shares are being issued solely in connection with the proposed Reorganization and are not otherwise available to the general public. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the minimum investment amounts, sales loads, and ongoing fees and expenses for each share class are different. The fees and expenses for the Fund are set forth in “Comparison of Class F Shares of the Griffin Credit Fund with Other Classes of Shares Offered by the Griffin Credit Fund”.  Further, the quarterly distributions paid to shareholders, if any, will vary for each share class based on different expenses for such classes.

Shares

The Declaration of Trust, which has been filed with the SEC, permits the Fund to issue an unlimited number of full and fractional shares of beneficial interest, no par value.  Each share of the Fund represents an equal proportionate interest in the assets of the Fund with each other share in the Fund. Holders of shares will be entitled to the payment of dividends when, as and if declared by the Board of Trustees.  The Fund currently intends to make dividend distributions to its shareholders after payment of Fund operating expenses including interest on outstanding borrowings, if any, no less frequently than quarterly.  Unless the registered owner of shares elects to receive cash, all dividends declared on shares will be automatically reinvested for shareholders in additional shares of the same class of the Fund. See “Dividend Reinvestment Policy.”  The 1940 Act may limit the payment of dividends to the holders of shares. Each whole share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC.  Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among its shareholders. The shares are not liable to further calls or to assessment by the Fund.  There are no pre-emptive rights associated with the shares.  The Declaration of Trust provides that the Fund’s shareholders are not liable for any liabilities of the Fund.  Although shareholders of an unincorporated statutory trust established under Delaware law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

The Fund generally will not issue share certificates.  However, upon written request to the Transfer Agent, a share certificate may be issued at the Fund’s discretion for any or all of the full shares credited to an investor’s account.  Share certificates that have been issued to an investor may be returned at any time.  The Transfer Agent will maintain an account for each shareholder upon which the registration of shares are recorded, and transfers, permitted only in rare circumstances, such as death or bona fide gift, will be reflected by bookkeeping entry, without physical delivery.  ALPS will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.

Anti-Takeover Provisions in the Declaration of Trust

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board of Trustees, and could have the effect of depriving the Fund’s shareholders of an opportunity to sell their shares at a premium over prevailing market prices, if any, by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund.  The Trustees are elected for indefinite terms and do not stand for reelection.  A Trustee may be removed from office without cause only by a written instrument signed or adopted by a majority of the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that are entitled to elect a Trustee and that are entitled to vote on the matter.  The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s asset, or liquidation.  Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

Purchase Terms

Class F shares are being issued solely in connection with the proposed Reorganization and are not otherwise available to the general public. The Fund’s Class F shares are offered for sale through its Distributor at net asset value. The price of the shares during the Fund’s continuous offering will fluctuate over time with the net asset value of the shares.

SECTION M — LEGAL MATTERS

Certain legal matters in connection with the Class F shares will be passed upon for the Fund by Holland & Knight LLP, 1180 West Peachtree Street, N.W., Suite 1800, Atlanta, GA 30309.

SECTION N — REPORTS TO SHAREHOLDERS

The Fund will send to its shareholders unaudited quarterly and audited annual reports, including a list of investments held.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate annual and semi-annual reports by sending only one copy of each to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household.  Once implemented, a shareholder must call 1-888-926-2688 to discontinue householding and request individual copies of these documents.  Once the Fund receives notice to stop householding, individual copies will be sent beginning thirty days after receiving your request. This policy does not apply to account statements.

SECTION O — INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND ADDITIONAL INFORMATION

PricewaterhouseCoopers LLP is the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements.  PricewaterhouseCoopers LLP is located at 101 Seaport Boulevard, Suite 500, Boston, MA 02210.

Additional Information

The Proxy Statement/Prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file Nos. 811-23159 and 333-211845). The complete Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of this Proxy Statement/Prospectus for information about how to obtain a paper copy of the Registration Statement or Statement of Additional Information without charge.

SECTION P — COMPARISON OF ORGANIZATIONAL DOCUMENTS

Differences Between a Delaware Statutory Trust and a Maryland Corporation

 Investment companies formed as Delaware statutory trusts have certain advantages over investment companies organized as Maryland corporations. Under Delaware statutory trust law, investment companies are able to simplify their operations by reducing administrative burdens. For example, Delaware law allows a Delaware statutory trust to file a one-page Certificate of Trust with the State of Delaware, which rarely needs to be amended. In contrast, Maryland corporations must file any amendments or supplements to their articles of incorporation with the Maryland Secretary of State (for example, to increase the amount of authorized shares of stock or to designate and create additional classes or series of shares). Such filings and any related filing fees are not required in Delaware.

 Funds organized as Delaware statutory trusts also have greater flexibility in structuring shareholder voting rights and shareholder meetings. For example, under Maryland law, certain fund transactions, such as mergers, certain reorganizations and liquidations, are subject to mandatory shareholder votes, some of which may require a super-majority vote. The Delaware Statutory Trust Act (“DSTA”) allows a fund to provide in its governing documents that each of these types of transactions may go forward with only trustee approval; all are subject, however, to any special voting requirements of the 1940 Act. Finally, Maryland corporate law imposes more stringent record date, notice, quorum and adjournment provisions than the DSTA, which may cause shareholder meetings to be more costly and may make obtaining any necessary shareholder approvals more difficult.

 Finally, Delaware has a well-established body of legal precedent in the area of corporate law that may be relevant in deciding issues pertaining to a Delaware statutory trust. This could benefit a Delaware statutory trust and its shareholders by, for example, making litigation involving the interpretation of provisions in the Delaware statutory trust’s governing instruments less likely or, if litigation should be initiated, less burdensome or expensive.

Below is a chart outlining some of the other differences between the Company’s Articles of Incorporation and Bylaws, and the Griffin Credit Fund’s Declaration of Trust and Bylaws.

	The Company (Maryland Corporation)	Griffin Credit Fund (Delaware Statutory Trust)
Governance	Operations are governed by Articles of Incorporation and its Bylaws. Business and affairs are managed under the supervision of the Board of Directors.	Operations are governed by its Declaration of Trust and its Bylaws. Business and affairs are managed under supervision of Board of Trustees.
Voting Rights- Quorum	The presence, either in person or by proxy, of holders of one third of the stock of the Company that are entitled to vote at a shareholder meeting will constitute a quorum.	33-1/3% of outstanding shares entitled to vote at a meeting and who are either present or represented by proxy, will constitute a quorum (except as otherwise provided by the 1940 Act).
Shareholder Liability	A shareholder is not obligated to the Company or its creditors except to the extent the consideration for stock has not been paid.
Shareholders of the Trust shall be entitled to the same limitation of personal liability extended to stockholders of a private corporation organized for profit under the general corporation law of the State of Delaware.

	The Company (Maryland Corporation)	Griffin Credit Fund (Delaware Statutory Trust)
Liability Among Series
Allocation of assets and liabilities is determined by the Board of Directors.  Liabilities of a particular series are only enforceable against the assets of that series, and not against the Company generally or another series.

Each series is separate and distinct from any other series and shall hold and account for the assets and liabilities belonging to any series separately from the assets and liabilities of the trust or any other series.

Directors/ Trustees- Removal
Each director of the Company will serve until the director’s successor is duly elected and qualified, except in the event of the director’s death, resignation, removal or the earlier termination of the director’s term of office.  A director may be removed by stockholders, with or without cause.

Any trustee may be removed, with or without cause, by the Board of Trustees, by action of a majority of the trustees then in office, or by the vote of the shareholders at any meeting, to the extent provided by the 1940 Act and the rules and regulations thereunder.

Directors/ Trustees- Liability
A director of a Maryland corporation who performs his or her duties in accordance with certain standards of conduct is generally immune from liability. A director shall perform his or her duties: (1) in good faith; (2) in a manner he or she reasonably believes to be in the best interests the corporation; and (3) with the care that an ordinarily prudent person in a like position would use under similar circumstances.

Any person who is or was a trustee, officer, employee or other agent the trust shall be liable to the trust and its shareholders only for (1) any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, or (2) the person’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the person’s duties. Except in these instances, these persons shall not be responsible or liable for any act or omission of any other agent of the trust or its investment adviser or principal underwriter to the fullest extent that limitations of liability are permitted by the Delaware Act.

Shareholders- Inspection Rights
A shareholder of a fund may, during normal business hours, inspect and copy the by-laws, minutes, annual reports and certain other corporate documents on file at the fund’s principal office. Any person who has held at least five percent (5%) of any class of a corporation’s stock for at least six (6) months is entitled to request certain other documents relating to the corporation’s affairs. The corporation shall prepare and make such information available within twenty (20) days after a qualifying shareholder request is made.

A shareholder may inspect certain information as to the governance and affairs of its trust for any purpose reasonably related to the shareholder’s interest as a shareholder. However, reasonable standards governing the information and documents to be furnished and the time and location of furnishing them (including limitations as to regular business hours) may be established.

The Board may keep confidential from shareholders for a reasonable period of time any information that the Board or the officer reasonably believes to be in the nature of trade secrets or other information that the Board or the officer in good faith believes: (1) would not be in the best interests of the trust to disclose; (2) could damage the respective trust; or (3) that the respective trust is required by law or by agreement with a third party to keep confidential.

	The Company (Maryland Corporation)	Griffin Credit Fund (Delaware Statutory Trust)
Derivative Actions	A derivative action may be brought by a stockholder if a demand upon the board of directors to bring the action is improperly refused or if a request upon the board of directors would be futile.
In addition to the requirements set forth in Section 3816 of the Delaware Act, a shareholder may bring a derivative action on behalf of the Griffin Credit Fund only if the shareholder or shareholders first make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such action is excused.

Indemnification	The Bylaws provide for indemnification of trustees and other persons.	The Declaration of Trust provides broad indemnification of trustees and other persons.

PROPOSAL 2:	AUTHORIZATION TO WITHDRAW ELECTION AS A BUSINESS DEVELOPMENT COMPANY

In connection with the proposed Reorganization described under “Proposal 1: The Reorganization” (the “Reorganization Proposal”), the Company is seeking authorization for the Board to withdraw the Company’s election to be treated as a BDC under the 1940 Act, contingent upon the approval of the Reorganization Proposal.

The Company is a non-diversified, closed-end management investment company that, in connection with its initial public offering, elected to be treated as a BDC as defined in Section 54 of the 1940 Act.   As a part of its deliberations described above in connection with the Reorganization Proposal, the Board unanimously approved, on March 29, 2017, the proposal to authorize the Company to withdraw the BDC election under the 1940 Act contingent upon approval of the Reorganization. If the Company’s stockholders approve the Reorganization and this proposal, the withdrawal will become effective upon receipt by the SEC of the Company’s election to withdraw which will coincide with the date of the closing of the transactions contemplated by the Reorganization Proposal; provided, however, that the withdrawal of the BDC election is contingent upon shareholder approval of the Reorganization Proposal.

The 1940 Act provides that a BDC may not change the nature of its business, so as to cease to be or withdraw its election as a BDC, unless it receives the approval of a majority of its issued and outstanding voting securities. Accordingly, the Company is hereby seeking stockholder authorization to approve the withdrawal of the Company’s election to be treated as a BDC.

Once the BDC election is withdrawn, the Company will not be subject to the limitations imposed on BDCs under the 1940 Act.  More specifically, Section 55(a) of the 1940 Act generally requires that BDCs have at least 70 percent of their investments in eligible assets (the “70% Test”) purchased in a private transaction from the issuer or an affiliate. Section 2(a)(46) of the 1940 Act defines “eligible portfolio company” to include a domestic company that is not itself an investment company (or a company excluded from the investment company definition under Section 3(c)), that does not have a class of securities outstanding upon which margin credit can be granted, consistent with the rules and regulations of the Fed (marginable securities), and that does not have a market capitalization above $250 million.

Under the terms of the Reorganization, the Company will transfer all of its net assets to the Griffin Credit Fund in exchange for Class F shares of the Griffin Credit Fund and the assumption by the Griffin Credit Fund of all of the Company’s liabilities.  The Griffin Credit Fund is a non-diversified closed-end management investment company that has elected to operate as an interval fund pursuant to Rule 23c3-3 of the 1940 Act.  After the Reorganization is completed, stockholders of the Company will be shareholders of the Griffin Credit Fund, and the Company ultimately will be liquidated and dissolved.  For more information regarding the Griffin Credit Fund, please refer to Section E — Investment Strategies and Risks of the Griffin Credit Fund above.

In making this recommendation, and as part of their deliberations related to the Reorganization Proposal, the Board has evaluated and discussed the feasibility of the Company continuing as a BDC.  The Board determined that the Reorganization and related withdrawal of the BDC election were in the best interests of the Company and stockholders.

Reasons for the Proposed Withdrawal of the Company as a BDC

As noted above, the proposal to withdraw the BDC election is being made in contemplation of the proposed Reorganization.  The withdrawal of the BDC election will not be made unless the Reorganization Proposal is approved by Company stockholders.

As discussed in detail above in connection with the Reorganization Proposal, the Reorganization of the Company into the Griffin Credit Fund and the associated structural transition from a BDC to a closed-end interval fund is expected to benefit shareholders in the following ways:

•
Broader Range of Investment Opportunities – In selecting investments for the Griffin Credit Fund, the Credit Adviser and the Sub-Adviser will not be limited by the portfolio composition requirements imposed on BDCs, like the Company, by the 1940 Act, including the 70% Test.  Thus, the Credit Adviser and Sub-Adviser believe that shareholders of the Griffin Credit Fund stand to benefit from a wider range of investment options from potentially more attractive and seasoned issuers.

•
Greater Liquidity – The Griffin Credit Fund has adopted, consistent with the requirements of Rule 23c-3 under the 1940 Act, a fundamental policy of offering to repurchase between 5% and 25% of the outstanding shares of the Griffin Credit Fund on a quarterly basis.  The Company is not obligated to offer any periodic liquidity.

•
Continued Protections of the 1940 Act – As a registered closed-end investment company operating as an interval fund, the Griffin Credit Fund is generally subject to the full requirements of the 1940 Act.  For instance, unlike the Company, the Griffin Credit Fund is not permitted to impose an incentive fee on capital gains unless all of the shareholders of the Fund are qualified clients or as a fulcrum fee and greater limitations or borrowings for investment purposes.  Conversely, the Company only is subject to those specific provisions of the 1940 Act that apply to BDCs.  Please refer to the table entitled “Comparison of Material Features of a Business Development Company and a Closed End Registered Investment Company” in Section A, above.

Impact of Withdrawal of Election

If the proposal to withdraw the Company’s BDC election is approved along with the Reorganization, the Company’s structure will change as a consequence of the Reorganization. Following the Reorganization, the Company will be liquidated and dissolved.  The Griffin Credit Fund will remain subject to the applicable provisions of the 1940 Act. Rather than being subject to the limited 1940 Act provisions that are specific to BDCs, the Griffin Credit will instead be fully subject to the provisions of the 1940 Act applicable to a non-diversified closed-end management company (a “closed-end fund”). Many of the key legal provisions that relate to closed-end funds also apply to BDCs. The following table outlines certain key similarities and differences in the structure and governance of a BDC compared to a closed-end fund if the proposal is approved:

	Before Proposed Change	After Proposed Change
Type of Fund	BDC	Closed-end fund
Governed by the 1940 Act	Yes	Yes
Subject to the 70% Test	Yes	No
Annual Base Management Fee(1)	2.00%	1.85%
Incentive Management Fee	Yes	No
Maximum Debt Leverage under 1940 Act(2)	50%	33%
Independent Directors	Majority	Majority
Tax Status	Regulated Investment Company	Regulated Investment Company
Distribution Policy	Quarterly	Quarterly
Tax Reporting	Form 1099-DIV	Form 1099-DIV
Unrelated Business Taxable Income (UBTI)	No	No

(1)	As a percentage of average daily net assets

(2)	Under the 1940 Act, the Company’s outstanding indebtedness may not exceed 50% of its total assets as a BDC and 33% of its total assets as a closed-end fund.

Timeline for Withdrawal

If the Company’s stockholders approve this proposal and the Reorganization Proposal, the withdrawal will become effective upon receipt by the SEC of the Company’s application for withdrawal on Form N-54C which will coincide with the date of the closing of the transactions contemplated by the Reorganization.  Once the Company’s application for withdrawal of its BDC election is filed with the SEC, the Company will no longer be subject to the regulatory provisions of the 1940 Act applicable to BDCs generally, including regulations related to its capital structure and portfolio holdings and the Company would wind up its affairs shortly thereafter.

Vote Required

The 1940 Act provides that a BDC may not withdraw its election as a BDC unless it receives the approval of the holders of a majority of its outstanding voting securities. For purposes of this proposal, a “majority” of the outstanding voting securities means the vote of (i) 67% or more of the shares present at the Special Meeting, if the holders of 50% or more of the outstanding voting securities of the Company are present or represented by proxy or (ii) more than 50% of the voting securities, whichever is less. All abstentions and broker non-votes will be considered a vote against this proposal.

Board Recommendation

THE BOARD OF DIRECTORS OF THE COMPANY, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO AUTHORIZE THE BOARD, SUBJECT TO THE APPROVAL OF THE REORGANIZATION PROPOSAL, TO WITHDRAW THE COMPANY’S ELECTION TO BE TREATED AS A BDC UNDER THE INVESTMENT COMPANY ACT OF 1940.

PROPOSAL 3:	TO APPROVE ANY ADJOURNMENT OF THE SPECIAL MEETING OF STOCKHOLDERS, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES

The Company’s stockholders may be asked to consider and act upon one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the other proposals set forth in this Proxy Statement/Prospectus.

If a quorum is not present at the Special Meeting, the Company’s stockholders may be asked to vote on the proposal to adjourn the Special Meeting to solicit additional proxies. If a quorum is present at the Special Meeting, but there are not sufficient votes at the time of the Special Meeting to approve the proposals, and, in particular, Proposal 1 on which Proposal 2 is contingent, the Company’s stockholders may also be asked to vote on the proposal to approve the adjournment of the Special Meeting to permit further solicitation of proxies in favor of the other proposals.

If the adjournment proposal is submitted for a vote at the Special Meeting, and if the Company’s stockholders vote to approve the adjournment proposal, the meeting will be adjourned to enable the Board to solicit additional proxies in favor of the proposals. If the adjournment proposal is approved, and the Special Meeting is adjourned, the Board will use the additional time to solicit additional proxies in favor of any of the proposals to be presented at the Special Meeting, including the solicitation of proxies from stockholders that have previously voted against the relevant proposal.

The Board believes that, if the number of shares of the Company’s common stock voting in favor of any of the proposals presented at the Special Meeting is insufficient to approve a proposal, it is in the best interests of the Company’s stockholders to enable the Board, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of the proposal. Any signed proxies received by the Company in which no voting instructions are provided on such matter will be voted in favor of an adjournment in these circumstances. The time and place of the adjourned meeting will be announced at the time the adjournment is taken. Any adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow the Company’s stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting as adjourned or postponed.

Board Recommendation

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL THREE TO APPROVE ANY ADJOURNMENT OF THE SPECIAL MEETING OF STOCKHOLDERS, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF ANY OR ALL OF THE FOREGOING PROPOSALS IF THERE ARE NOT SUFFICIENT VOTES FOR THESE PROPOSALS.

INFORMATION REGARDING DIRECTORS AND OFFICERS

Directors

Information regarding the Company’s Board is set forth below. The Company have divided the directors into two groups — independent directors and interested directors. As described below under “Committees of the Board of Directors — Nominating and Corporate Governance Committee,” the board of directors will identify certain desired attributes for director nominees. The Company believes each of the Company’s directors currently demonstrate high character and integrity, superior credentials and recognition in his respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to the Company’s management. The Company believes each of the Company’s directors will also have sufficient time available to devote to the Company’s affairs, will be able to work with the other members of the board of directors and contribute to the Company’s success and will be able to represent the long-term interests the Company’s stockholders as a whole. The Company’s directors will be selected with the intent that the board of directors represents a range of backgrounds and experience. Set forth below is biographical information of each director, including a discussion of such director’s particular experience, qualifications, attributes or skills that lead the Company to conclude, as of the date of this Proxy Statement/Prospectus, that such individual should serve as a director, in light of the Company’s business and structure. The address for each director is c/o Griffin-Benefit Street Partners BDC Corp., Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, California 90245.

Name	Age	Director Since	Expiration of Term
Interested Directors
Kevin A. Shields	58	2014	2017
Richard J. Byrne	55	2014	2019
Independent Directors
M. Brent Stevens	55	2014	2019
Buford Ortale	54	2014	2017
Dennis Schaney	58	2014	2018

Interested Directors

Mr. Shields is an interested person, as defined in the 1940 Act, due to his positions as the Company’s President, chief executive officer of GBA and chairman and chief executive officer of Griffin Capital. Mr. Byrne is an interested person, as defined in the 1940 Act, due to his position as president of Benefit Street.

Kevin A. Shields, age 58, is one of the Company’s directors and president. Mr. Shields founded Griffin Capital in 1995, serves as Griffin Capital's Chairman and Chief Executive Officer, and is based in the firm's headquarters in El Segundo, California. Griffin Capital is the sponsor or co-sponsor of several public, non-listed real estate investment trusts and a 1940 Act interval fund, including: Griffin Capital Essential Asset REIT, Inc. (“GCEAR”) and Griffin Capital Essential Asset REIT II, Inc. (“GCEAR II”), of which Mr. Shields is the Chairman and Chief Executive Officer, and Griffin-American Healthcare REIT III, Inc., and Griffin-American Healthcare REIT IV, Inc. (together with GCEAR and GCEAR II, “Griffin REITs”), for which Mr. Shields serves as a Board of Directors observer, and Griffin Institutional Access Real Estate Fund (“GIREX”), of which Mr. Shields is the President and Trustee. Mr. Shields is the Chairman and Chief Executive Officer of Griffin Capital Securities, LLC, a FINRA-registered broker-dealer and the dealer-manager for the Griffin REITs and GIREX, and Chief Executive Officer of Griffin Capital Advisor, LLC, an SEC-registered investment advisor and advisor to GIREX. Mr. Shields also serves as the Chief Executive Officer of GBA. Before founding Griffin Capital, Mr. Shields was a Senior Vice President and head of the Structured Real Estate Finance Group at Jefferies & Company, Inc. in Los Angeles and a Vice President in the Real Estate Finance Department of Salomon Brothers Inc. in both New York and Los Angeles. Over the course of his 30-year real estate and investment-banking career, Mr. Shields has structured and closed over 200 transactions totaling in excess of $8 billion of real estate acquisitions, financings and dispositions. Mr. Shields graduated from the University of California at Berkeley where he earned a J.D. degree from Boalt Hall School of Law, an M.B.A. from the Haas Graduate School of Business, graduating Summa Cum Laude with Beta Gamma Distinction, and a B.S. from Haas Undergraduate School of Business, graduating with Phi Beta Kappa distinction. Mr. Shields is a licensed securities professional holding Series 7, 63, 24 and 27 licenses, and an inactive member of the California Bar. Mr. Shields is a full member of the Urban Land Institute and frequent guest lecturer at the Haas Graduate School of Business. Mr. Shields is also a member of the Policy Advisory Board for the Fisher Center for Real Estate at the Haas School of Business, the Chair Emeritus of the Board of Directors for the Investment Program Association and an executive member of the Public Non-Listed REIT Council of the National Association of Real Estate Investment Trusts.

The Company believes that Mr. Shields' broad experience in real estate investment and banking and his services at Griffin Capital and its affiliates support his appointment to the Company’s Board.

Mr. Shields is an interested person, as defined in the 1940 Act, due to his position as our president, chief executive officer of GBA, and chief executive officer of Griffin Capital.

Richard J. Byrne, age 55, is one of the Company’s directors. Mr. Byrne is President of Benefit Street Partners L.L.C. (“Benefit Street”), a multi-strategy credit manager. He is also the Chairman, Chief Executive Officer and President of Realty Finance Trust, Inc. Prior to joining Benefit Street in April 2013, Mr. Byrne was Chief Executive Officer of Deutsche Bank Securities, Inc. He was also the Global Co-Head of Capital Markets at Deutsche Bank. Before joining Deutsche Bank, Mr. Byrne was Co-Head of the Global Leveraged Finance Group and Head of Global Credit Research at Merrill Lynch & Co. He was also a perennially top-ranked credit analyst. Mr. Byrne earned an M.B.A. from the Kellogg School of Management at Northwestern University and a B.A. from Binghamton University. Mr. Byrne is a member of the Board of Directors of MFA Financial, Inc. and New York Road Runners.

The Company believes that Mr. Byrne's broad experience in asset and credit management and finance industries and his services at Benefit Street and its affiliates support his appointment to our board of directors.

Mr. Byrne is an interested person, as defined in the 1940 Act, due to this position at Benefit Street.

Independent Directors

Messrs. Stevens, Ortale and Schaney are considered independent for purposes of the 1940 Act.

M. Brent Stevens, age 55, is one of our directors. Mr. Stevens is the Chief Executive Officer of Peninsula Pacific LLC, a diversified holding company, which owns companies in the gaming and industrial service and manufacturing industries. Until November 2012, Mr. Stevens was the Chairman and Chief Executive Officer of Peninsula Gaming Corporation, a company which he founded in 1997 and sold to Boyd Gaming Corporation in 2012. From 1990 through 2010, Mr. Stevens was a founding member of the Investment Banking Department at Jefferies & Company, Inc., holding various positions, most recently as an Executive Vice President and Head of Capital Markets. He was also a member of the firm's Executive Committee. Mr. Stevens is also a director of SCE, LLC, Brundage-Bone Concrete Pumping and the other portfolio entities owned by Peninsula Pacific LLC and its affiliates. He previously worked in the Investment Banking Department of Drexel Burnham Lambert after beginning his career at KPMG. Mr. Stevens received an M.B.A. from the Wharton School at the University of Pennsylvania and a B.A. in accounting from the University of Southern California.

The Company believes that Mr. Stevens' broad experience in asset management, finance and investment banking, as well as management in general support his appointment to the Company’s Board.

Mr. Stevens is not an “interested person” of the Company as defined in the 1940 Act.

Buford Ortale, , age 55, is one of the Company’s directors. Mr. Ortale is a private equity investor based in Nashville, Tennessee. He began his post-M.B.A. career with Merrill Lynch's Merchant Banking Group in New York in 1987. He was subsequently a founder and Managing Director of NationsBanc's High Yield Bond Group. He has served as the General Partner of numerous investment partnerships, and has been a principal as well as a board member for many private and public companies. Mr. Ortale is the sole principal of Sewanee Ventures (personal holding company), which he founded in 1996; the chairman of The Enliven Partnership (a healthcare services firm currently working with over 300 hospitals), a position he has held since 2005; a non-operating financial partner in ARRM, LLC; a board advisor to Western Express; and the Chief Executive Officer of two technology development firms (Angular Kinetics, LLC and PNQR, LLC), positions he has held since 2010. Mr. Ortale is also a director of Realty Finance Trust, Inc. and Intrensic, LLC. He received his B.A. from The University of the South in Sewanee in 1984, and his M.B.A. from Vanderbilt in 1987.

The Company believes that Mr. Ortale's broad experience in private equity and asset and credit management, and his prior and current experience as a member of boards of directors support his appointment to the Company’s Board.

Mr. Ortale is not an “interested person” of the Company as defined in the 1940 Act.

Dennis Schaney, age 59, is one of the Company’s directors. Mr. Schaney served as Managing Director and Head of High Yield and Leveraged Loans at Morgan Stanley Investment Management. Mr. Schaney also served as Co-Head of Morgan Stanley Credit Partners. During this time, he was responsible for leveraged loan, high yield bond and mezzanine investments across a variety of funds including closed-end, open-end and institutional separate accounts. Mr. Schaney retired from Morgan Stanley Investment Management in 2010. From 2003 to 2007, he served as Managing Director and Global Head of Fixed Income for Credit Suisse Asset Management. He oversaw global teams responsible for all fixed income investments and served on the asset management's Executive Committee and the Management Committee for Credit Suisse. Prior to Credit Suisse, Mr. Schaney founded BlackRock Financial Management's Leveraged Finance Group which was responsible for high yield, leveraged loan and mezzanine investments. He was also responsible for the alternative investment effort for leveraged assets including the Magnetite CLO/CBO products. In addition to those responsibilities, he co-headed the firm's credit research effort. Mr. Schaney worked at Merrill Lynch from 1988 through 1997 where he was Global Head of Corporate and Municipal Bond Research and an analyst covering the media, entertainment, and cable sectors. Prior to Merrill Lynch, Mr. Schaney was a Vice President at First Boston Corporation focusing on corporate restructuring and credit advisory services. He was also a Rating Officer for Standard & Poor's Rating Services. Mr. Schaney holds a B.S. in Psychology from the University of Bridgeport and an M.S. in Finance from Fairfield University.

The Company believes that Mr. Schaney's broad experience in asset and credit management and industry knowledge, including his leadership positions, support his appointment to the Company’s Board.

Mr. Schaney is not an “interested person” of the Company as defined in the 1940 Act.

Risk Oversight and Board Leadership Structure

The Company’s Board will monitor and perform an oversight role with respect to the Company’s business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to us. Among other things, the Company’s Board will approve the appointment of the Adviser and officers, review and monitor the services and activities performed by the Adviser and executive officers and approve the engagement, and review the performance of, the Company’s independent public accounting firm.

Under the Company’s bylaws, the Company’s Board may designate a chairman to preside over the meetings of the board of directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the board. The Company do not have a fixed policy as to whether the chairman of the board should be an independent director and believe that the Company should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that is in the Company’s best interests of at such times.

Presently, Mr. Shields serves as the chairman of the Company’s Board. Mr. Shields is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act because he controls Griffin Capital. The Company believes that Mr. Shield’s history with the Company and familiarity with the Company’s investment platform in particular qualify him to serve as the chairman of the Company’s Board. The Company believes that the Company are best served through this existing leadership structure, as Mr. Shields’ relationship with the Company provides an effective bridge and encourages an open dialogue between management and the board of directors, ensuring that both groups act with a common purpose.

The Company’s Board does not currently have a designated lead independent director. The Company are aware of the potential conflicts that may arise when a non-independent director is chairman of the board, but believe these potential conflicts are offset by the Company’s strong corporate governance policies. The Company’s corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of audit and nominating and corporate governance committees comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors will meet regularly without the presence of interested directors and other members of management, for administering the Company’s compliance policies and procedures. The Company will re-examine the Company’s corporate governance policies on an ongoing basis to ensure that they continue to meet the Company’s needs.

The Company’s Board believes that its current leadership structure, which places significant responsibilities on committees led by independent directors, is the optimal structure for the Company at this time because it allows the Company’s directors to exercise informed and independent judgment, and allocates areas of responsibility among committees of independent directors and the full board of directors in a manner that enhances effective oversight. The board of directors is of the opinion that having a majority of independent directors is appropriate and in the best interest of the Company’s stockholders, but also believes that having interested persons serve as directors provides both corporate and financial viewpoints that are significant elements in its decision-making process. The Company’s Board will review its leadership structure periodically to ensure that the leadership structure remains appropriate and will make changes if and when it determines such changes are necessary or proper.

The Company’s Board is expected to perform its risk oversight function primarily through (a) its three standing committees, the audit committee, the nominating and corporate governance committee and the valuation committee, which will report to the entire board of directors and will be comprised solely of independent directors, and (b) active monitoring of the Company’s chief compliance officer and the Company’s compliance policies and procedures.

As described below in more detail under “Committees of the Board of Directors,” the audit committee, nominating and corporate governance committee and valuation committee will assist the board of directors in fulfilling its risk oversight responsibilities. The audit committee’s risk oversight responsibilities will include overseeing the Company’s accounting and financial reporting processes, the Company’s systems of internal controls regarding finance and accounting, and audits of the Company’s financial statements. The nominating and corporate governance committee’s risk oversight responsibilities will include selecting, researching and nominating directors for election by the Company’s stockholders, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and the Company’s management. The valuation committee is responsible for making recommendations in accordance with the valuation policies and procedures adopted by the Company’s Board, reviewing valuations and any reports of independent valuation firms, confirming that valuations are made in accordance with the valuation policies of the Company’s Board and reporting any deficiencies or violations of such valuation policies to the Company’s Board on at least a quarterly basis, and reviewing other matters that the Company’s Board or the valuation committee deems appropriate.

The Company’s Board will also perform its risk oversight responsibilities with the assistance of the chief compliance officer. The board of directors expects to annually review a written report from the chief compliance officer discussing the adequacy and effectiveness of the Company’s compliance policies and procedures and the Company’s service providers. The chief compliance officer’s annual report will seek to address at a minimum (a) the operation of the Company’s compliance policies and procedures and the Company’s service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the chief compliance officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the board of directors would reasonably need to know to oversee the Company’s compliance activities and risks. In addition, the chief compliance officer will meet separately in executive session with the independent directors at least once each year.

The Company believes that the Company’s Board’s role in risk oversight will be effective and appropriate given the extensive regulation to which the Company will already be subject as a BDC. As a BDC, the Company are required to comply with certain regulatory requirements that control the levels of risk in the Company’s business and operations. For example, the Company’s ability to incur indebtedness will be limited such that the Company’s asset coverage must equal at least 200% immediately after each time the Company incur indebtedness, the Company will generally have to invest at least 70% of the Company’s total assets in “qualifying assets” and the Company will not generally be permitted to invest in any portfolio company in which one of the Company’s affiliates currently has an investment.

The Company recognizes that different board roles in risk oversight are appropriate for companies in different situations. The Company will re-examine the manners in which the board administers its oversight function on an ongoing basis to ensure that they continue to meet the Company’s needs.

Committees of the Board of Directors

Audit Committee

The audit committee operates pursuant to a charter approved by the Company’s Board. The charter sets forth the responsibilities of the audit committee. The primary function of the audit committee is to serve as an independent and objective party to assist the board of directors in fulfilling its responsibilities for overseeing and monitoring the quality and integrity of the Company’s financial statements, the adequacy of the Company’s system of internal controls, the review of the independence, qualifications and performance of the Company’s registered public accounting firm, and the performance of the Company’s internal audit function. The audit committee is presently composed of three persons, including Messrs. Stevens, Ortale and Schaney, all of whom are considered independent for purposes of the 1940 Act. The Company’s Board has determined that Mr. Schaney qualifies as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Exchange Act. Mr. Schaney serves as the chairman of the audit committee. Each of the members of the audit committee meet the current independence and experience requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an “interested person” of the Company or the Adviser as defined in Section 2(a)(19) of the 1940 Act.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee operates pursuant to a charter approved by the Company’s Board. The members of the nominating and corporate governance committee are Messrs. Stevens, Ortale and Schaney, all of whom are considered independent under the rules of the Nasdaq Global Select Market and are not “interested persons” of the Company or the Adviser as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Ortale serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by the Company’s stockholders, selecting nominees to fill vacancies on the board of directors or a committee thereof, developing and recommending to the board of directors a set of corporate governance principles and overseeing the evaluation of the board of directors and the Company’s management. The nominating and corporate governance committee currently does not consider nominees recommended by the Company’s stockholders.

The nominating and corporate governance committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the Company, the Company’s Board, and the Company’s stockholders. In considering possible candidates for election as a director, the nominating committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

•	are of high character and integrity;

•	are accomplished in their respective fields, with superior credentials and recognition;

•	have relevant expertise and experience upon which to be able to offer advice and guidance to management;

•	have sufficient time available to devote to the Company’s affairs;

•	are able to work with the other members of the board of directors and contribute to the Company’s success;

•	can represent the long-term interests of the Company’s stockholders as a whole; and

•	are selected such that the board of directors represents a range of backgrounds and experience.

The nominating and corporate governance committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the nominating and corporate governance committee considers and discusses diversity, among other factors, with a view toward the needs of the board of directors as a whole. The nominating and corporate governance committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the board of directors, when identifying and recommending director nominees. The nominating and corporate governance committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the nominating and corporate governance committee’s goal of creating a board of directors that best serves the Company’s needs and the interests of the Company’s stockholders.

Valuation and Pricing Committee

The valuation and pricing committee (which the Company refer to as the valuation committee) operates pursuant to a charter approved by the Company’s Board. The valuation committee is responsible for making recommendations in accordance with the valuation policies and procedures adopted by the Company’s Board, reviewing valuations and any reports of independent valuation firms, confirming that valuations are made in accordance with the valuation policies of the Company’s Board and reporting any deficiencies or violations of such valuation policies to the Company’s Board on at least a quarterly basis, and reviewing other matters that the Company’s Board or the valuation committee deems appropriate. The valuation committee also determines the offering price of the Company’s shares at each closing at which the Company issues and sells its shares and ensures that the offering price is determined in accordance with the Company’s pricing policies. The valuation committee is composed of Messrs. Stevens, Ortale and Schaney, all of whom are considered independent under the rules of the Nasdaq Global Select Market and are not “interested persons” of the Company or the Adviser as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Stevens serves as chairman of the valuation committee.

Compensation of Directors

The Company will pay each of the Company’s independent directors a retainer of $30,000 per year plus $1,000 for each board of directors or committee meeting the independent director attends in person or by telephone ($2,000 for attendance by the chairman of the audit committee at each meeting of the audit committee and $1,500 for attendance by the chairman of any other committee at each of such committee’s meetings). In the event there are multiple meetings of the Company’s Board and one or more committees in a single day, the fees will be limited to $3,000 per day ($3,500 for the chairman of the audit committee if there is a meeting of such committee).

All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the Company’s Board. If a director is also an employee of GBA or its affiliates, the Company do not pay compensation for services rendered as a director.

The Company will also reimburse each of the above directors for all reasonable and authorized business expenses in accordance with the Company’s policies as in effect from time to time. The Company will not pay compensation to the Company’s directors who also serve in an executive officer capacity for the Company or GBA.

Executive Officers

The following persons serve as the Company’s executive officers in the following capacities:

Name	Age	Positions Held	Principal Occupation During Past Five Years
David C. Rupert	59	Chief Executive Officer	President of GBA; Executive Vice President of GCEAR II; President of GCEAR; and President of Griffin Capital
Kevin A. Shields	58	President	Chairman and Chief Executive Officer of Griffin Capital
Joseph E. Miller	53	Chief Financial Officer and Treasurer	Chief Financial Officer of the Griffin Capital; Chief Financial Officer of GIREX; Chief Financial Officer of Griffin Capital Advisor, LLC
Jay Haas	46	Chief Compliance Officer	Chief Compliance Officer of GIREX; Compliance Director at Cipperman Compliance Services, LLC; and Risk Manager and Compliance Manager of The Vanguard Group
Randy I. Anderson	48	Executive Vice President
Executive Vice President of GBA; Chief Economist of Griffin Capital; Portfolio Manager of GIREX; Portfolio Manager of Bluerock Total Income+ Real Estate Fund; and senior executive positions at Bluerock Real Estate LLC

Howard S. Hirsch	50	Vice President and Secretary
General Counsel-Securities at Griffin Capital; Vice President and Secretary of GCEAR II; Vice President and Assistant Secretary at GCEAR; Shareholder at Baker, Donelson, Bearman, Caldwell & Berkowitz, PC

The address for each executive officer is c/o Griffin-Benefit Street Partners BDC Corp., Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, California 90245.

Executive Officers Who Are Not Directors

Information regarding the Company’s executive officers who are not directors is as follows:

David C. Rupert has been the Company’s Chief Executive Officer since its initial formation. Mr. Rupert has also been the President of GBA since May 2014. Mr. Rupert serves as the Executive Vice President of GCEAR, a position he has held since June 2015; as Executive Vice President of GCEAR II, a position he has held since February 2014; and as President of the Company’s sponsor, having re-joined the Company’s sponsor in September 2010. Mr. Rupert previously served as President of GCEAR from July 2012 through June 2015. Mr. Rupert's more than 30 years of commercial real estate and finance experience includes over $9 billion of transactions executed on four continents: North America, Europe, Asia and Australia. From July 2009 to August 2010, Mr. Rupert co-headed an opportunistic hotel fund in partnership with The Olympia Companies, a hotel owner-operator with more than 800 employees, headquartered in Portland, Maine. From March 2008 through June 2009, Mr. Rupert was a partner in a private equity firm focused on Eastern Europe, in particular extended stay hotel and multifamily residential development, and large scale agribusiness in Ukraine. Mr. Rupert previously served as Chief Operating Officer of the Company’s sponsor from August 1999 through February 2008. From 1999-2000, Mr. Rupert served as President of CB5, a real estate and restaurant development company that worked closely with the W Hotel division of Starwood Hotels. From 1997-1998, Mr. Rupert provided consulting services in the U.S. and UK to Lowe Enterprises, a Los Angeles-headquartered institutional real estate management firm. From 1986-1996, Mr. Rupert was employed at Salomon Brothers in New York, where he served in various capacities, including the head of REIT underwriting, and provided advice, raised debt and equity capital and provided brokerage and other services for leading public and private real estate institutions and entrepreneurs. Since 1984, Mr. Rupert has served on the Advisory Board to Cornell University's Endowment for Real Estate Investments, and in August 2010 Mr. Rupert was appointed Co-Chairman of this Board. For more than 15 years, Mr. Rupert has lectured in graduate-level real estate and real estate finance courses in Cornell's masters-level Program in Real Estate, where he is a founding Board Member. Mr. Rupert received his B.A. from Cornell in 1979 and his M.B.A. from Harvard in 1986.

Joseph E. Miller has been the Company’s Chief Financial Officer since its initial formation. Mr. Miller has also been the Chief Financial Officer of GBA since May 2014. Mr. Miller is the Treasurer of GIREX and the Chief Financial Officer of GIREX's adviser, Griffin Capital Advisor, LLC, and has held these positions since June 2014. In addition, Mr. Miller has served as Griffin Capital's Chief Financial Officer since February 2007, where he is responsible for accounting, finance, information technology systems and human resources functions. Mr. Miller was also the Chief Financial Officer and Treasurer of GCEAR II, and its adviser, from February 2014 to June 2016 and of GCEAR, and its adviser, from August 2008 to June 2016. Mr. Miller has over 25 years of real estate experience in public accounting and real estate investment firms. Prior to joining the Company’s sponsor, from 2001 to January 2007, Mr. Miller served as the Vice President and Corporate Controller, and later the Senior Vice President of Business Operations, for PS Business Parks, a publicly-traded REIT. At PS Business Parks, Mr. Miller was initially responsible for SEC filings, property-level accounting, and all financial reporting. Upon assuming the role of Senior Vice President of Business Operations, Mr. Miller was responsible for the financial operations of the real estate portfolio, policies and procedures of the organization, and information technology systems. From 1997 to 2001, Mr. Miller was the Corporate Controller for Maguire Properties, formerly Maguire Partners, where he was responsible for the accounting operations, treasury functions, and information technology systems. Before joining Maguire, from 1994 to 1997, Mr. Miller was an audit manager with Ernst & Young where he was responsible for attestation engagements for financial services and real estate companies, and he also worked on initial public offering teams for real estate investment companies going public. Mr. Miller also worked with KPMG, where he became a certified public accountant. Mr. Miller received a B.S. in Business Administration, Accounting from California State University, Northridge, and an M.B.A. from the University of Southern California.

Jay Haas has been the Company’s Chief Compliance Officer (“CCO”) since March 2016. Mr. Haas also serves as CCO of GIREX, a position he has held since March 2016. In addition, Mr. Haas serves as one of the compliance directors of Cipperman Compliance Services, LLC (“Cipperman”), a position he has held since October 2014, where he is responsible for compliance testing, maintaining compliance calendars and manuals, overseeing regulatory filings, preparing annual review reports, conducting sub-advisor due diligence reviews, and assisting in regulatory examinations for various mutual fund companies, investment advisors, and broker-dealers. Mr. Haas has more than 18 years of experience in the financial services industry. Prior to joining Cipperman, from May 2006 to October 2014, Mr. Haas worked at The Vanguard Group, an investment management company, where he served as the Risk Manager and Compliance Manager. In addition, Mr. Haas served in various other positions, including: Vice President, Director of Compliance for Ferris Baker Watts, Inc. from 2004 to 2006; Vice President, Assistant Director of Compliance for Janney Montgomery Scott LLC from 1999 to 2004; and Senior Compliance Examiner and Mentor at FINRA from 1996 to 1999. Mr. Haas received a B.S. in Economics/Finance from Bentley University. Mr. Haas is a licensed securities professional holding Series 7, 9, 10, 14, 24, 55, and 63 licenses and is a FINRA Certified Regulatory Compliance Professional.

Randy I. Anderson, Ph.D CRE has been the Company’s Executive Vice President since its initial formation. Dr. Anderson also serves as the Portfolio Manager/Co-Founder of GIREX, where he is also Chairman of the Board.  From 2012 through 2013, Dr. Anderson held several senior executive positions at Bluerock Real Estate LLC, including founding partner of the Bluerock Total Income+ Real Estate Fund, where he was the Portfolio Manager.   Dr. Anderson served as the Howard Phillips Eminent Scholar Chair and Professor of Real Estate at the University of Central Florida from 2008 through 2013, where he was responsible for growing the real estate program, including the establishment of the Professional MS in Real Estate.  While at the University of Central Florida, Dr. Anderson was a member of the University Foundation Investment Sub-Committee which provides investment advice for the endowment, was the academic member of the Florida Association of Realtors Education Foundation Advisory Board, and was an ex-officio board member of the Central Florida Commercial Association of Realtors.  In 2007, Dr. Anderson was President, Chief Executive Officer, and founding partner of Franklin Square Capital Partners, where he helped establish, strategically organize, and capitalize the firm.  From 2005 through 2007, Dr. Anderson also served as Chief Economist for CNL Financial Group as well as Divisional President for CNL Real Estate Advisors.  Dr. Anderson also was the Chief Economist and Director of Research for the Marcus and Millichap Company from 2002 through 2005 and Vice President of Research at Prudential Real Estate Advisors from 2001 through 2002. Dr. Anderson is a former co-editor of the Journal of Real Estate Portfolio Management and the Journal of Real Estate Literature.  Dr. Anderson received the Kinnard Young Scholar Award from the American Real Estate Society, an award which recognizes outstanding real estate scholarship for young academics, served as the Executive Director for the American Real Estate Society, was named a Homer Hoyt Fellow and a NAIOP Distinguished Fellow, and has been invited to guest lecture at leading global universities.  Dr. Anderson received his B.A. in Finance from North Central College in 1991 as a Presidential Scholar and holds a Ph.D. in Finance as a Presidential Fellow from the University of Alabama, where he graduated with highest distinction in 1996.

Howard S. Hirsch has been the Company’s Vice President and Secretary since November 2014. Mr. Hirsch has also been the Vice President of GBA since June 2014. Mr. Hirsch is Vice President and Secretary of GCEAR II, and has held these positions since June 2014 and is Vice President and Assistant Secretary of GCEAR, and has held these positions since January 2015. Mr. Hirsch also serves as Vice President and General Counsel - Securities of Griffin Capital, positions he has held since June 2014. Prior to joining Griffin Capital in June 2014, Mr. Hirsch was a shareholder at the law firm of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC in Atlanta, Georgia. From July 2007 through the time he joined Baker Donelson in April 2009, Mr. Hirsch was counsel at the law firm of Bryan Cave LLP in Atlanta, Georgia. Prior to joining Bryan Cave LLP, from July 1999 through July 2007, Mr. Hirsch worked at the law firm of Holland and Knight LLP in Atlanta, Georgia, where he was an associate and then a partner. Mr. Hirsch has over 15 years of experience in public securities offerings, SEC reporting, corporate and securities compliance matters, and private placements. He previously handled securities, transactional and general corporate matters for various publicly-traded and non-traded REITs. Mr. Hirsch's experience also includes registrations under the Securities Act, reporting under the Exchange Act of 1934, and advising boards of directors and the various committees of public companies. He has counseled public companies on corporate governance best practices and compliance matters, and has represented issuers on SEC, FINRA, and “Blue Sky” regulatory matters in connection with registrations of public offerings of non-traded REITs and real estate partnerships. He also has experience representing broker dealers on various FINRA compliance matters. Mr. Hirsch earned his B.S. from Indiana University and his J.D. from The John Marshall Law School in Chicago, Illinois.

VOTING REQUIREMENTS AND OTHER INFORMATION

Voting Requirements

Voting requirements for each Proposal are outlined within the discussion supporting each respective Proposal. For purposes of the Special Meeting, a quorum is present to transact business if the holders of a majority of the outstanding common shares of the Company entitled to vote at the Special Meeting are present in person or by proxy.

Shares present in person or represented by proxy at the Special Meeting and abstentions will be included in determining the existence of a quorum at the Special Meeting. An uninstructed proxy for shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter is a broker “non-vote.” For purposes of determining the presence of a quorum at the Special Meeting, broker non-votes will not be treated as common shares that are present, as all of the matters to be considered at the Special Meeting are “non-routine” and, therefore, a broker will not have discretionary voting power at the Special Meeting. With respect to the proposals at the Special Meeting, where the vote required to approve the matter is the affirmative vote of the holders of a percentage of the total number of votes entitled to be cast, an abstention will have the effect of a vote “against” the respective proposals.

Adjournment

If the necessary quorum to transact business is not present, stockholders may approve Proposal 3 to adjourn the Special Meeting, or the chairman of the Special Meeting may propose one or more adjournments or postponements of the Special Meeting in accordance with applicable law to permit further solicitation of proxies. If the necessary quorum is present, the Special Meeting may be adjourned to solicit additional proxies if Proposal 3 has been approved by the Company’s stockholders. In either case, the Special Meeting may be adjourned to a date that is not more than 120 days after the Record Date without further notice other than announcement at the Special Meeting. The vote required for stockholders of the Company to adjourn a Special Meeting is the affirmative vote of a majority of all the votes cast at the Special Meeting.

PRIVACY NOTICE

The Griffin Credit Funds are required by federal law to provide the Company’s stockholders with a copy of its privacy policy annually. A copy of the Company and the Griffin Credit Fund’ privacy policy is attached hereto as Exhibit B.

ADDITIONAL INFORMATION

Solicitation and Voting of Proxies

Solicitation of proxies is being made primarily by the mailing of this Proxy Statement/Prospectus with its enclosures on or about [ ]. As the Special Meeting date approaches, certain stockholders of the Company and the Griffin Credit Fund may receive a call from officers and regular employees of Griffin Capital, or representatives of a proxy solicitation firm if the Company and the Griffin Credit Fund have not yet received their vote. Authorization to permit execution of proxies may be obtained by telephonic instructions from stockholders of the Company and the Griffin Credit Fund. Proxies that are obtained telephonically will be recorded in accordance with procedures that the Company believes are reasonably designed to ensure that the identity of the stockholder casting the vote is accurately determined and that the voting instructions of the stockholder are accurately determined.

Any proxy given by a stockholder is revocable. A stockholder may revoke the accompanying proxy at any time prior to its use by submitting a properly executed, subsequently dated proxy, giving written notice to the Secretary of the Company and the Griffin Credit Fund, or by attending the Special Meeting and voting in person.

No Dissenters’ Rights

Stockholders have no rights under applicable law or either Fund’s charter and/or Bylaws to exercise dissenters’ rights of appraisal with respect to any of the matters to be voted upon at the Special Meeting.

Other Matters

The proxy holders have no present intention of bringing before the Special Meeting for action any matters other than those specifically referred to above, nor has the management of the Company and the Griffin Credit Fund any such intention. Neither the proxy holders nor the management of the Company and the Griffin Credit Fund is aware of any matters which may be presented by others. If any other business properly comes before the Special Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

By Order of the Company’s Board of Directors.

/s/ Kevin A. Shields
Kevin A. Shields
Chairman of the Board of Directors and
President

EXHIBIT A
 FORM OF AGREEMENT AND PLAN OF REORGANIZATION
[To be updated by amendment.]

EXHIBIT B
PRIVACY POLICY
POLICY REGARDING
 PROTECTION OF NONPUBLIC INFORMATION

PRIVACY NOTICE

The Company is committed to protecting your privacy. This privacy notice explains the privacy policies of Griffin-Benefit Street Partners BDC Corp. and its affiliated companies. This notice supersedes any other privacy notice you may have received from Griffin-Benefit Street Partners BDC Corp.

The Company will safeguard, according to strict standards of security and confidentiality, all information the Company receives about you. The only information the Company collects from you is your name, address, number of shares you hold and your social security number. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

The Company does not share this information with any non-affiliated third party except as described below.

•
Authorized Employees of GBA and Benefit Street. It is the Company’s policy that only authorized officers and employees of GBA, Benefit Street and their affiliates who need to know your personal information will have access to it.

•
Service Providers. The Company may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•
Courts and Government Officials. If required by law, the Company may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

STATEMENT OF ADDITIONAL INFORMATION
RELATING TO THE REORGANIZATION OF
GRIFFIN-BENEFIT STREET PARTNERS BDC CORP.
AND
 GRIFFIN INSTITUTIONAL ACCESS CREDIT FUND
____, 2017

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated ________, 2017, relating specifically to the proposed reorganization of Griffin-Benefit Street Partners BDC Corp. (the “Company”) with and into Griffin Institutional Access Credit Fund (“the Griffin Credit Fund” and together with the Company, the “Funds”) (the “Reorganization”). The Reorganization is to occur pursuant to an Agreement and Plan of Reorganization. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

The Statement of Additional Information related to the Proxy Statement/Prospectus dated ________, 2017 consists of this cover page, the accompanying pro forma financial information and the following documents, each of which is incorporated by reference herein:

•	Annual Report of the Company for the Fiscal Year Ended December 31, 2016, filed with the SEC on March 31, 2017.
•	Quarterly Reports of the Company on Form 10-Q dated March 31, 2016, June 30, 2016 and September 30, 2016 filed with the SEC on May 16, 2016, August 12, 2016 and November 14, 2016, respectively.
•	Pro Forma Financial Information for the period ending [ ], assuming the Reorganization was consummated as of [ ] (attached hereto).
•	Statement of Additional Information of the Griffin Credit Fund dated [ ], as supplemented.

Copies of the foregoing may be obtained without charge at www.griffincapital.com, by calling [ ] or writing to the Company at [ ].

Pro Forma Financial Information for the Period Ending [    ]
[To be updated by amendment.]

PART C

PART C. OTHER INFORMATION

Item 25. Financial Statements and Exhibits

1.	Financial Statements

Part A:	None

2.	Exhibits

(a)(1)	Amended Agreement and Declaration of Trust (Incorporated by reference to Pre-Effective Amendment No. 2 filed on March 2, 2017)
(a)(2)	Certificate of Trust (Incorporated by reference to Form N-2 filed on June 3, 2016)
(b)	By-Laws (Incorporated by reference to Pre-Effective Amendment No. 2 filed on March 2, 2017)
(c)	Voting Trust Agreements: None
(d)(1)
Instruments Defining Rights of Security Holders. See Article III, "Shares" and Article V "Shareholders’ Voting Powers and Meetings" of the Registrant's Agreement and Declaration of Trust. See also, Article 12, "Meetings" of shareholders of the Registrant's By-Laws.

(d)(2)	Multiple Class Plan (Incorporated by reference to Pre-Effective Amendment No. 2 filed on March 2, 2017)
(d)(3)	Agreement and Plan of Reorganization (to be filed by amendment)
(e)	Dividend reinvestment plan: None.
(f)	Not applicable.
(g)(1)	Investment Advisory Agreement (Incorporated by reference to Pre-Effective Amendment No. 2 filed on March 2, 2017)
(g)(2)	Investment Sub-Advisory Agreement with BCSF Advisors, LP (Incorporated by reference to Pre-Effective Amendment No. 2 filed on March 2, 2017)
(h)(1)	Underwriting Agreement (Incorporated by reference to Pre-Effective Amendment No. 2 filed on March 2, 2017)
(h)(2)	Shareholder Servicing Plan and Agreement (Incorporated by reference to Pre-Effective Amendment No. 2 filed on March 2, 2017)
(h)(3)	Selling Agreement Form (Incorporated by reference to Pre-Effective Amendment No. 2 filed on March 2, 2017)
(h)(4)	Distribution Plan (Incorporated by reference to Pre-Effective Amendment No. 2 filed on March 2, 2017)
(i)	Bonus, profit sharing, pension and similar arrangements for Fund Trustees and Officers: None.
(j)	Custodian Agreement (Incorporated by reference to Pre-Effective Amendment No. 2 filed on March 2, 2017)
(k)(1)	Fund Services Agreement (Administration, Accounting and Transfer Agency) (Incorporated by reference to Pre-Effective Amendment No. 2 filed on March 2, 2017)
(k)(2)	Consulting Agreement (Incorporated by reference to Pre-Effective Amendment No. 2 filed on March 2, 2017)
(k)(3)	Expense Limitation Agreement (Incorporated by reference to Pre-Effective Amendment No. 2 filed on March 2, 2017)

(l)(1)	Opinion and Consent of Counsel as to the Legality of the Securities Being Registered (to be filed by amendment)
(l)(2)	Opinion and Consent of Counsel as to Certain Tax Matters (to be filed by amendment)
(m)	Non-resident Trustee Consent to Service of Process: Not applicable
(n)	Consent of Independent Registered Public Accounting Firm (to be filed by amendment)
(o)	Omitted Financial Statements: None
(p)(1)	Initial Capital Agreement (Incorporated by reference to Pre-Effective Amendment No. 3 filed on March 27, 2017)
(q)	Model Retirement Plan: None
(r)(1)	Code of Ethics-Fund (Incorporated by reference to Pre-Effective Amendment No. 2 filed on March 2, 2017)
(r)(2)	Code of Ethics-Adviser (Incorporated by reference to Pre-Effective Amendment No. 2 filed on March 2, 2017)
(r)(3)	Code of Ethics-Principal Underwriter/Distributor (Incorporated by reference to Pre-Effective Amendment No. 2 filed on March 2, 2017)
(s)	Powers of Attorney (Incorporated by reference to Pre-Effective Amendment No. 2 filed on March 2, 2017)

Item 26. Marketing Arrangements

Not Applicable.

Item 27. Other Expenses of Issuance and Distribution (estimated)

SEC Registration fees	$5,194.81
FINRA fees	$[ ]
Legal fees	$[ ]
Blue Sky fees	$[ ]
Miscellaneous fees	$[ ]
Printing	$[ ]
Total	$[ ]

Item 28. Persons Controlled by or Under Common Control with Registrant

The Fund and the Adviser, Griffin Capital Credit Advisor, LLC, are affiliates of Griffin Capital Corporation.

Item 29. Number of Holders of Securities as of [   ]:

Title of Class	Number of Record Holders
Shares of Beneficial Ownership.	[ ]

Item 30. Indemnification

Reference is made to Article VIII Section 2 of the Registrant's Declaration of Trust (the "Declaration of Trust"), filed as Exhibit (a)(1) hereto, and to Section 7 of the Registrant's Underwriting Agreement, to be filed as Exhibit (h)(1) hereto. The Registrant hereby undertakes that it will apply the indemnification provisions of the Declaration of Trust and Underwriting Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), so long as the interpretation therein of Sections 17(h) and 17(i) of the 1940 Act remains in effect. The Registrant maintains insurance on behalf of any person who is or was an independent trustee, officer, employee, or agent of the Registrant against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser of the Registrant, and each member, director, executive officer, or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, trustee, officer, employee, partner or director, is set forth in the Registrant's prospectus in the section entitled "Management of the Fund." Information as to the members and officers of the Adviser is included in its Form ADV as filed with the SEC (File No. 801-108959), and is incorporated herein by reference.

Item 32. Location of Accounts and Records

ALPS Fund Services, Inc., the Fund's administrator, maintains certain required accounting related and financial books and records of the Registrant at 1290 Broadway, Suite 1100, Denver, CO 80203. The other required books and records are maintained by the Adviser at Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, California 90245.

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

1. The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value of the Fund declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value of the Fund increases to an amount greater than its net proceeds as stated in the prospectus.

2. The Registrant undertakes to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement: (a) (i) to include any prospectus required by Section 10(a)(3) of the 1933 Act; (ii) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement. (b) For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. (c) The Registrant undertakes to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering. (d) The Registrant undertakes that, for the purpose of determining liability under the 1933 Act, if the Registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; provided however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use. (e) The Registrant undertakes that, for the purpose of determining liability under the 1933 Act, in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser: (i) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act; (ii) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and (iii) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

3. For purposes of determining any liability under the Securities Act of 1933, as amended, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this registration statement as of the time it was declared effective. The Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

4. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, the Registrant's statement of additional information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on the 12th day of May, 2017.

GRIFFIN INSTITUTIONAL ACCESS CREDIT FUND

By:	/s/ Terrence O. Davis
Name:	Terrence O. Davis
Title:	Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Randy Anderson	Executive Vice President, Secretary and Trustee	May 12, 2017
Randy Anderson

* Robb Chapin	Trustee	May 12, 2017
Robb Chapin

* Ira Cohen	Trustee	May 12, 2017
Ira Cohen

* Nathan Headrick	Trustee	May 12, 2017
Nathan Headrick

* Kevin Shields	President and Trustee	May 12, 2017
Kevin Shields

/s/ Joseph Miller	Treasurer	May 12, 2017
Joseph Miller

* Randy Anderson	Secretary and Trustee	May 12, 2017
Randy Anderson

Dated May 12, 2017
*	Affixed by Terrence O. Davis
Attorney-in-Fact - Pursuant to Powers of Attorney previously filed on March 2, 2017.

EXHIBIT INDEX

Exhibit	Item
None